UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Emerging Market Debt Portfolio

BlackRock International Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2011

Date of reporting period: 06/30/2011

Item 1	–	Report to Stockholders

2

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Funds II

▶	BlackRock Emerging Market Debt Portfolio
▶	BlackRock International Bond Portfolio
▶	BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured ¡ No Bank Guaranteed ¡ May Lose Value

2	BLACKROCK FUNDS II	JUNE 30, 2011

Dear Shareholder

The recent downgrade of US long-term debt by Standard & Poor’s marked an historic event for financial markets. Stocks tumbled in the days before and after the announcement on August 5 as investors contemplated the pervasiveness of the lower US credit rating across asset classes and the future direction of the global economy. BlackRock was well prepared for the possibility of a downgrade and the firm had no need to execute any forced selling of securities in response to the S&P action. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets.

The pages that follow reflect your mutual fund’s reporting period ended June 30, 2011. Accordingly, the below discussion is intended to provide you with perspective on the performance of your investments during that period.

Economic conditions in the second quarter of 2011 were strikingly similar to the scenario of the same quarter last year. The sovereign debt crisis in Europe, tightening monetary policy in China and a global economic slowdown were again the key concerns that drove investors away from risky assets. The second-quarter correction in 2010 was significant, but markets were revived toward the end of the summer as positive economic news and robust corporate earnings whetted investor appetite for yield. The global economy had finally gained traction and investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board (the “Fed”). Stock markets rallied despite the ongoing European debt crisis and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industry supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded from each of these events as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Global credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors responded to the Fed’s early 2011 reaffirmation that it will keep interest rates low.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions in Japan finally caught up with economic data. Investors pulled back from riskier assets and stocks generally declined throughout most of May and June, but year-to-date performance in global equity markets was positive, and 12-month returns were remarkably strong. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Markets generally moved higher despite heightened volatility during the reporting period.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2011

	6-month	12-month
US large cap equities (S&P 500 Index)	6.02%	30.69%
US small cap equities (Russell 2000 Index)	6.21	37.41
International equities (MSCI Europe, Australasia, Far East Index)	4.98	30.36
Emerging market equities (MSCI Emerging Markets Index)	0.88	27.80
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.26	1.88
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	2.72	3.90
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	4.42	3.48
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.98	15.53

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2011	BlackRock Emerging Market Debt Portfolio

Investment Objective

BlackRock Emerging Market Debt Portfolio’s (the “Fund”) investment objective seeks maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund underperformed its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global.

What factors influenced performance?

•

Emerging market debt as an asset class performed well earlier in the period, but pulled back as it became evident that global growth had passed its peak. However, overall inflationary pressures relatively stabilized and sovereign fundamentals remained strong.

•

Detracting from the Fund’s performance were its hedges, which were designed to protect the Fund from emerging market debt risk. In addition, the Fund’s exposure to certain emerging market currencies, such as the South Korean won and Malaysian ringgit, had a negative impact on returns.

•

Contributing positively to performance was the Fund’s defensive positioning in US dollar interest rate risk. An overweight relative to the benchmark index in Indonesia and Poland external (US dollar-denominated) debt had a positive impact on returns, as did underweight positioning in Middle Eastern and North African countries, such as Turkey and Egypt.

Describe recent portfolio activity.

•

During the six-month period, we reduced the Fund’s overall portfolio underweight in spread duration (sensitivity to interest rates). Early in the period, we used market weakness to add exposure to Argentina and Venezuela. We also added exposure in South Africa, where we found good value in high-quality credits. However, as market volatility increased during the period, we reduced the beta (sensitivity to market movements) of the portfolio by closing the overweights in all of these credits.

•

We reduced the Fund’s duration underweights in Mexico and the Philippines by purchasing new issues in those markets. We closed the underweight in Turkey, as valuations became attractive following a sell-off on the back of turmoil in the Middle East and spikes in commodity prices. We tactically traded duration in US Treasuries, moving from a short to long position over the period. Later in the period, we moved from an underweight to an overweight in Poland and Indonesia by purchasing in those new-issue markets, although we subsequently took profits on strong performance in Poland, which reduced that long position.

Describe portfolio positioning at period end.

•

Over the past six months, we have become more defensive on higher beta credits and shifted the Fund’s exposure toward higher-quality sovereign debt. The Fund ended the period underweight in spread duration relative to the JP Morgan EMBI Global. The most significant currency positions relative to the benchmark index were overweights in the South African rand and the Brazilian real, and an underweight in the Hungarian forint.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	85%
Corporate Bonds	11
Foreign Agency Obligations	4

Geographic Allocation	Percent of Long-Term Investments
Russia	15%
Turkey	12
Mexico	11
Brazil	11
Indonesia	9
Venezuela	8
South Africa	6
Philippines	5
Poland	4
Colombia	3
Ukraine	3
Peru	2
Kazakhstan	2
Panama	2
Netherlands	2
Argentina	2
Other[1]	3

[1]	Other includes 1% holdings in each of the following countries: El Salvador, Malaysia and Uruguay.

4	BLACKROCK FUNDS II	JUNE 30, 2011

BlackRock Emerging Market Debt Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis).

[3]	This index tracks total returns for US-dollar denominated debt instruments issued by emerging market, sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.
[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2011

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns[5]
			1 Year		Since Inception[6]
			w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	4.80%	3.75%	10.07%	N/A	7.25%	N/A
Institutional	4.67	3.70	9.97	N/A	7.16	N/A
Investor A	4.22	3.64	9.75	5.35%	6.87	5.59%
Investor C	3.70	3.19	8.99	7.99	6.09	6.09
JP Morgan EMBI Global	—	5.09	11.74	N/A	8.76	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 1, 2008.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,037.50	$4.29	$1,000.00	$1,020.58	$4.26	0.85%
Institutional	$1,000.00	$1,037.00	$4.75	$1,000.00	$1,020.13	$4.71	0.94%
Investor A	$1,000.00	$1,036.40	$6.31	$1,000.00	$1,018.60	$6.26	1.25%
Investor C	$1,000.00	$1,031.90	$9.77	$1,000.00	$1,015.17	$9.69	1.94%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2011	5

Fund Summary as of June 30, 2011	BlackRock International Bond Portfolio

Investment Objective

BlackRock International Bond Portfolio’s (the “Fund”) investment objective seeks to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2011, the Fund’s BlackRock Shares performed in line with the benchmark, the Citigroup Non-US World Government Bond Index, while the Institutional, Investor A, Investor B, Investor C and Service Shares slightly underperformed the benchmark index.

What factors influenced performance?

•

The Fund’s currency positions detracted from performance relative to the benchmark. The Fund’s out-of-index exposure to the US dollar hurt returns as the currency suffered another round of weakness during the period, while the euro was surprisingly resilient throughout the latest bout of sovereign debt stress in peripheral European countries. The Fund’s exposure to sterling also detracted as the currency suffered from markedly weaker economic data in the UK and dovish consumer spending.

•

The Fund’s overall yield curve-flattening bias had a negative impact on performance later in the period when the 30-year portion of the US dollar yield curve lagged the interest rate rally, which steepened the curve. The sterling yield curve also steepened as market participants anticipated a rate hike from the Bank of England.

•

The Fund’s long positions in spread sectors, most notably capital securities and taxable municipals aided performance as credit markets remained firm despite a correction in equity markets earlier in the period. The Fund also benefited from its positions in global inflation linked securities, as spiking oil prices pushed inflation expectations markedly higher.

•

Overweight exposure relative to the benchmark index in Australia and South Africa enhanced returns later in the period, as did the Fund’s out-of-index holdings of US municipal bonds, which rallied in the second quarter on positive financial news and improving market conditions.

Describe recent portfolio activity.

•

During the six-month period, we maintained the Fund’s short portfolio duration (relative to the benchmark index) and an overall yield curve- flattening bias. We increased the Fund’s long duration position in Australia and initiated a long duration position in Canada as we believe both the Australian and Canadian central banks will be hesitant to raise interest rates given the heightened uncertainty about growth rates in developed markets. The Australian economy, in particular, is at a much more advanced stage of its economic cycle as compared to Europe and the United States.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained an overall short duration bias, mostly through holding short-dated maturities. We have observed high correlations between interest rates and credit markets recently, resulting in limited opportunities for sector rotation in the Fund. We are looking for breaks in correlations before we raise the level of credit risk in the Fund. We see opportunities in investment grade credit if economic data stabilizes at the current lower growth levels.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	62%
Corporate Bonds	24
Foreign Agency Obligations	5
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	2
Preferred Securities	1
Taxable Municipal Bonds	1
U.S. Treasury Obligations	1

Geographic Allocation	Percent of Long-Term Investments
Japan	15%
Germany	12
Italy	11
Australia	9
United States	8
United Kingdom	8
France	6
Spain	5
Denmark	5
Ireland	3
Finland	3
Netherlands	3
Luxembourg	2
Portugal	2
Other[1]	8

[1]	Other includes a 1% holding in each of the following countries: Belgium, Sweden, Canada, Switzerland, South Africa, Brazil, Turks and Caicos Islands and Poland.

6	BLACKROCK FUNDS II	JUNE 30, 2011

BlackRock International Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Service Shares do not have a sales charge.
[2]	The Fund invests primarily in non-dollar denominated bonds of issuers located outside the United States in the five to fifteen year maturity range.
[3]

This unmanaged index tracks the performance of investment grade sovereign debt denominated in local currency from eligible global bond markets. Includes Australia, Canada, Denmark, EMU countries, Japan, South Korea, Malaysia, New Zealand, Norway, Poland, Singapore, Sweden, Switzerland, Taiwan and the United Kingdom.

Performance Summary for the Period Ended June 30, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.92%	4.73%	13.95%	N/A	6.20%	N/A	6.21%	N/A
Institutional	2.81	4.66	13.82	N/A	6.12	N/A	6.08	N/A
Service	2.69	4.57	13.67	N/A	5.83	N/A	5.80	N/A
Investor A	2.42	4.51	13.50	8.94%	5.77	4.91%	5.71	5.28%
Investor B	1.71	4.19	12.60	8.10	4.88	4.55	5.14	5.14
Investor C	1.76	4.12	12.72	11.72	4.91	4.91	4.89	4.89
Citigroup Non-US World Government Bond Index	—	4.69	13.94	N/A	7.76	N/A	8.68	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]			Annualized Expense Ratio
	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$1,047.30	$4.01	$1,000.00	$1,020.88	$3.96	0.79%
Institutional	$1,000.00	$1,046.60	$4.57	$1,000.00	$1,020.33	$4.51	0.90%
Service	$1,000.00	$1,045.70	$5.48	$1,000.00	$1,019.44	$5.41	1.08%
Investor A	$1,000.00	$1,045.10	$6.08	$1,000.00	$1,018.84	$6.01	1.20%
Investor B	$1,000.00	$1,041.90	$10.18	$1,000.00	$1,014.83	$10.04	2.01%
Investor C	$1,000.00	$1,041.20	$9.97	$1,000.00	$1,015.03	$9.84	1.97%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2011	7

Fund Summary as of June 30, 2011	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective seeks high current income, with a secondary objective of capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2011, the Fund underperformed its benchmark, the Barclays Capital US Universal Index.

What factors influenced performance?

•

During the period, the Fund underperformed its benchmark primarily due to its shorter duration positioning. The US Treasury market broadly rallied during the period as economic data in the United States weakened and European sovereign credit default risks escalated. In addition, the Fund’s yield-curve-flattening bias slightly detracted from performance.

•

During the first half of the period, the Fund benefited from holding an overweight exposure relative to the benchmark to non-government spread sectors and an underweight exposure to government-related sectors. Spread sectors outperformed government-related sectors due to the support of the Federal Reserve’s second round of quantitative easing injecting liquidity into the economy. Heading into the second half of the period, the Fund benefited from proactively reducing credit risk and improving the liquidity profile of the portfolio in anticipation of the potential volatility driven by the end of QE2. In particular, the Fund benefited from adding exposure to agency mortgage-backed securities (MBS) and tax-exempt municipal sectors, which benefited from the move toward higher-quality holdings during the quarter. Hedges held against escalating European sovereign fears benefited performance including, a short position on the euro versus the US dollar, a short position on Spanish and Italian sovereign debt versus Germany and a short position in five-year Treasury Inflation-Protected Securities (TIPS).

•

The Fund uses interest rate derivatives, including financial futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. As interest rates generally declined during the period, the Fund’s hedges via interest rate futures and swaps had a negative impact on performance.

Describe recent portfolio activity.

•

During the first half of the period, the Fund started reducing exposure to high yield credit and rotated into the more-liquid agency MBS sector. In addition, the Fund progressively reduced duration (sensitivity to interest rates) and added to its yield-curve-flattening position, as reflected by a short position in the two-year portion of the yield curve. The Fund reduced both credit and duration risk in light of growing market risks and the pending end to the Federal Reserve’s quantitative easing program in June. During the second half of the period, the Fund further reduced exposure to high yield corporate credit risk by rotating into the front end of the high yield curve. The Fund reduced exposure to non-agency residential MBS and commercial mortgage-backed securities (CMBS), while rotating into more liquid portions of the market including, investment grade credit, tax-exempt municipal credit, agency MBS and asset-backed securities (ABS). In addition, the Fund added hedges in light of the growing risks in Europe including, a short position on the euro versus the US dollar, a short position on Spanish and Italian sovereign debt versus Germany, a short position in 5-year TIPS. During the entire period, the Fund actively managed duration risk in the range of one to two years.

Describe portfolio positioning at period end.

•

At period end, the Fund was generally underweight relative to its benchmark in government-related sectors in favor of non-government spread sectors. The largest overweights included high yield debt, investment grade credit, bank loans, non-agency residential MBS and CMBS. The European sovereign debt complications and end of QE2 along with the heated political rhetoric regarding the debt ceiling have put pressure on spread sectors during the past few months, opening some interesting buying opportunities. However, in the near-term, we have sought to maintain portfolio liquidity among higher-quality spread sectors while taking advantage of select opportunities in less liquid segments of the market. At period end, the fund held a short duration bias, which is three years short relative to its benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Asset Mix	Percent of Long-Term Investments
Fixed Income Securities	95%
Affiliated Investment Companies	5

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	36%
U.S. Treasury Obligations	25
Corporate Bonds	12
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	5
Affiliated Investment Companies	5
Foreign Government Obligations	2
Taxable Municipal Bonds	2
Floating Rate Loan Interests	2
Foreign Agency Obligations	1
Collateralized Debt Obligations	1
Preferred Securities	1

8	BLACKROCK FUNDS II	JUNE 30, 2011

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]

Under normal market conditions, the Fund will invest in a combination of other BlackRock fixed income mutual funds that invest in the sectors of the market, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages, and/or direct opportunistic purchases of fixed income securities and other securities.

[3]

An unmanaged, market value weighted index of fixed income securities issued in U.S. Dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2011

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.96%	1.38%	7.58%	N/A	6.09%	N/A
Investor A	3.56	1.26	7.31	2.97%	5.83	4.56%
Investor C	2.95	0.88	6.52	5.52	5.02	5.02
Barclays Capital US Universal Index	—	2.91	4.78	N/A	5.64	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 5, 2008.
N/A—Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Including Interest Expense	Excluding Interest Expense	Beginning Account Value January 1, 2011	Including Interest Expense		Excluding Interest Expense
			Expenses Paid During the Period[7]	Expenses Paid During the Period[8]		Ending Account Value June 30, 2011	Expenses Paid During the Period[7]	Ending Account Value June 30, 2011	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,013.80	$3.10	$2.00	$1,000.00	$1,021.72	$3.11	$1,022.81	$2.01
Investor A	$1,000.00	$1,012.60	$4.34	$3.24	$1,000.00	$1,020.48	$4.36	$1,021.57	$3.26
Investor C	$1,000.00	$1,008.80	$8.07	$6.97	$1,000.00	$1,016.76	$8.10	$1,017.85	$7.00

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.87% for Investor A and 1.62% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.40% for Institutional, 0.65% for Investor A and 1.40% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2011	9

About Fund Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Each Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after May 1, 2012. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS II	JUNE 30, 2011

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if a Fund had not used leverage.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. A Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds to hold an investment that they might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	11

Schedule of Investments June 30, 2011 (Unaudited)	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chile – 0.2%
Codelco, Inc., 6.15%, 10/24/36	USD	100	$108,539

Indonesia – 0.3%
Indosat Palapa Co. BV, 7.38%, 7/29/20 (a)		140	155,400

Kazakhstan – 2.3%
Eurasian Development Bank, 7.38%,
9/29/14 (a)		140	155,237
KazMunayGas National Co.:
11.75%, 1/23/15 (a)		380	472,264
7.00%, 5/05/20 (a)		250	275,350
7.00%, 5/05/20		300	330,420

			1,233,271

Malaysia – 0.7%
Petronas Capital Ltd.:
5.25%, 8/12/19 (a)		150	160,841
7.88%, 5/22/22		150	191,933

			352,774

Mexico – 2.2%
Pemex Project Funding Master Trust:
5.75%, 3/01/18		180	197,371
6.63%, 6/15/35		540	569,173
Petroleos Mexicanos, 6.50%, 6/02/41 (a)		410	416,005

			1,182,549

Netherlands – 1.5%
VimpelCom Holdings BV, 7.50%, 3/01/22 (a)		820	820,820

Venezuela – 3.3%
Petroleos de Venezuela SA:
5.25%, 4/12/17		950	596,125
8.50%, 11/02/17		1,100	821,150
12.75%, 2/17/22		470	385,400

			1,802,675

Total Corporate Bonds – 10.5%			5,656,028

Foreign Agency Obligations
Russia – 3.2%
Gaz Capital SA, 7.29%, 8/16/37		140	152,600
RSHB Capital SA:
9.00%, 6/11/14 (a)		200	228,750
9.00%, 6/11/14		900	1,029,375
Vnesheconombank Via VEB Finance Ltd.,
6.90%, 7/09/20 (a)		270	287,982

			1,698,707

South Africa – 0.7%
Eskom Holdings Ltd., 5.75%, 1/26/21 (a)		380	393,300

Total Foreign Agency Obligations – 3.9%			2,092,007

Foreign Government Obligations
Argentina – 1.4%
Republic of Argentina:
7.00%, 10/03/15		510	489,402
8.28%, 12/31/33		148	130,200
2.50%, 12/31/38 (b)		320	139,200

			758,802

Brazil – 10.0%
Federative Republic of Brazil:
6.00%, 1/17/17		2,620	3,061,470
8.00%, 1/15/18		1,244	1,496,444
5.88%, 1/15/19		200	231,500
4.88%, 1/22/21		310	331,545
8.88%, 4/15/24		50	71,375
11.00%, 8/17/40		40	54,540
5.63%, 1/07/41		100	102,750

			5,349,624

Colombia – 2.9%
Republic of Colombia:
7.38%, 1/27/17		260	319,020
7.38%, 3/18/19		550	685,575
7.75%, 4/14/21	COP	96,000	61,621
8.13%, 5/21/24	USD	100	131,950
7.38%, 9/18/37		275	346,500

			1,544,666

Croatia – 0.3%
Croatia Government International Bonds,
6.75%, 11/05/19 (a)		160	172,800

Dominican Republic – 0.3%
Dominican Republic International Bonds,
7.50%, 5/06/21 (a)		140	145,600

Portfolio Abbreviations

To simplify the listings of fund holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGM	Assured Guaranty Municipal Corp.	IDR	Indonesian Rupiah
	AMBAC	American Municipal Bond	JPY	Japanese Yen
		Assurance Corp.	KRW	South Korean Won
	AUD	Australian Dollar	LIBOR	London Interbank Offered Rate
	BRL	Brazilian Real	MXIBTIIE	28-day Mexican Interbank Rate
	BZDIOVRA	Brazil Interbank Deposit Rate	MXN	Mexican Peso
	CAD	Canadian Dollar	MYR	Malaysian Ringgit
	CDO	Collateralized Debt Obligation	NOK	Norwegian Krone
	CHF	Swiss Franc	NR	Not Rated
	CLO	Collateralized Loan Obligation	NPFGC	National Public Finance
	CLP	Chilean Peso		Guarantee Corp.
	CNY	Chinese Yuan	NZD	New Zealand Dollar
	COP	Colombian Peso	PLN	Polish Zloty
	CZK	Czech Koruna	PRIBOR	Prague Interbank Offered Rate
	DKK	Danish Krone	RB	Revenue Bonds
	EUR	Euro	RUB	Russian Ruble
	FGIC	Financial Guaranty Insurance Co.	SEK	Swedish Krona
	FKA	Formerly known as	SGD	Singapore Dollar
	GBP	British Pound	TWD	Taiwan Dollar
	GO	General Obligation	TRY	Turkish Lira
	HKD	Hong Kong Dollar	USD	United States Dollar
	HUF	Hungarian Forint	WIBOR	Warsaw Interbank Offered Rate
			ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
El Salvador – 0.9%
Republic of El Salvador:
7.38%, 12/01/19 (a)	USD	100	$110,000
7.63%, 2/01/41 (a)		340	348,500

			458,500

Indonesia – 8.5%
Republic of Indonesia:
6.75%, 3/10/14		310	345,395
7.50%, 1/15/16 (a)		190	224,675
6.88%, 3/09/17		250	291,953
6.88%, 1/17/18		300	351,000
6.88%, 1/17/18 (a)		200	234,000
11.63%, 3/04/19 (a)		100	147,375
5.88%, 3/13/20 (a)		170	188,700
5.88%, 3/13/20		420	466,200
4.88%, 5/05/21		1,650	1,689,187
8.50%, 10/12/35		260	349,050
7.75%, 1/17/38		200	250,750

			4,538,285

Lithuania – 0.4%
Republic of Lithuania, 7.38%, 2/11/20 (a)		197	228,027

Malaysia – 0.1%
Malaysia Government, 7.50%, 7/15/11		35	35,034

Mexico – 8.0%
United Mexican States:
5.63%, 1/15/17		295	335,268
5.95%, 3/19/19		440	504,900
5.13%, 1/15/20		1,845	1,992,600
8.30%, 8/15/31		300	412,500
6.75%, 9/27/34		250	290,625
6.05%, 1/11/40		712	757,568

			4,293,461

Panama – 1.6%
Republic of Panama:
8.88%, 9/30/27		290	411,075
9.38%, 4/01/29		288	427,680

			838,755

Peru – 2.3%
Republic of Peru:
7.35%, 7/21/25		410	500,815
8.75%, 11/21/33		60	81,810
6.55%, 3/14/37		420	468,510
5.63%, 11/18/50		200	188,500

			1,239,635

Philippines – 4.6%
Republic of Philippines:
7.75%, 1/14/31		660	829,950
6.38%, 1/15/32		790	863,075
6.38%, 10/23/34		735	802,987

			2,496,012

Poland – 4.1%
Poland Government International Bond:
3.88%, 7/16/15		550	568,700
6.38%, 7/15/19		682	779,185
Republic of Poland, 5.13%, 4/21/21		840	868,350

			2,216,235

Russia – 10.4%
Russia Federation, 7.50%, 3/31/30 (b)		4,746	5,594,648

South Africa – 4.7%
Republic of South Africa:
8.25%, 9/15/17	ZAR	11,080	1,645,335
6.88%, 5/27/19	USD	280	333,900
5.50%, 3/09/20		520	568,100

			2,547,335

Turkey – 11.0%
Republic of Turkey:
9.50%, 1/15/14		400	468,400
7.25%, 3/15/15		150	171,150
7.50%, 7/14/17		1,970	2,314,750
7.00%, 3/11/19		900	1,035,000
5.63%, 3/30/21		440	459,800
11.88%, 1/15/30		695	1,181,500
8.00%, 2/14/34		155	192,200
6.88%, 3/17/36		95	104,500

			5,927,300

Ukraine – 2.5%
Ukraine Government:
6.25%, 6/17/16		570	568,011
6.58%, 11/21/16		230	231,633
6.58%, 11/21/16 (a)		100	100,875
7.75%, 9/23/20 (a)		430	446,125

			1,346,644

Uruguay – 0.6%
Republic of Uruguay, 7.63%, 3/21/36		272	342,337

Venezuela – 4.5%
Republic of Venezuela:
7.00%, 12/01/18		70	50,050
12.75%, 8/23/22		1,070	957,650
7.65%, 4/21/25		30	19,500
9.25%, 9/15/27		1,692	1,274,922
9.25%, 5/07/28		180	128,250

			2,430,372

Total Foreign Government Obligations – 79.1%			42,504,072

Total Long-Term Investments (Cost – $47,917,216) – 93.5%			50,252,107

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08%(c)(d)		1,678,337	1,678,337

Total Short-Term Securities (Cost – $1,678,337) – 3.1%			1,678,337

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	13

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value
Over-the-Counter Call Options Purchased – 0.1%
EUR Currency, Strike Price HUF 269.60, Expires 8/11/11, Broker Royal Bank of Scotland Plc	39	$6,674
EUR Currency, Strike Price HUF 269.91, Expires 8/11/11, Broker Goldman Sachs Bank USA	24	3,936
EUR Currency, Strike Price HUF 272.73, Expires 7/15/11, Broker HSBC Securities, Inc.	80	3,376
USD Currency, Strike Price CAD 0.97, Expires 7/08/11, Broker Morgan Stanley Capital Services, Inc.	65	3,192
USD Currency, Strike Price CNY 6.41, Expires 3/01/12, Broker Morgan Stanley Capital Services, Inc.	127	13,537
USD Currency, Strike Price CNY 6.45, Expires 2/27/12, Broker Goldman Sachs Bank USA	126	10,406
USD Currency, Strike Price TWD 29.20, Expires 7/05/11, Broker Calyon Securities (USA), Inc.	66	72
USD Currency, Strike Price TWD 29.20, Expires 7/05/11, Broker UBS AG	66	72

Total Options Purchased (Cost – $79,306) – 0.1%		41,265

Total Investments Before Options Written (Cost – $49,674,859*) – 96.7%		51,971,709

Options Written
Over-the-Counter Call Options Written – (0.0)%
EUR Currency, Strike Price HUF 279.03, Expires 8/11/11, Broker Goldman Sachs Bank USA	24	(1,180)
EUR Currency, Strike Price HUF 279.50, Expires 8/11/11, Broker Royal Bank of Scotland Plc	39	(1,804)

Total Options Written
(Premiums Received – $2,391) – (0.0)%		(2,984)

Total Investments Net of Options Written – 96.7%		51,968,725
Other Assets Less Liabilities – 3.3%		1,768,683

Net Assets – 100.0%		$53,737,408

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$49,902,311

Gross unrealized appreciation	$2,191,611
Gross unrealized depreciation	(122,213)

Net unrealized appreciation	$2,069,398

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at June 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	–	1,678,337	1,678,337	$521

(d)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of June 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	405,000	USD	584,456	Citibank, N.A.	7/01/11	$2,859
EUR	370,000	USD	532,652	Goldman Sachs Bank USA	7/01/11	3,906
EUR	1,240,000	USD	1,790,064	UBS AG	7/01/11	8,132
MXN	4,714,400	USD	400,000	Barclays Bank Plc	7/01/11	2,648
MXN	4,710,400	USD	400,000	Citibank, N.A.	7/01/11	2,306
MXN	4,712,000	USD	400,000	Goldman Sachs Bank USA	7/01/11	2,443
USD	1,159,981	EUR	805,000	Citibank, N.A.	7/01/11	(7,396)
USD	1,160,762	EUR	805,000	Citibank, N.A.	7/01/11	(6,616)
USD	584,261	EUR	405,000	Royal Bank of Scotland Plc	7/01/11	(3,053)
USD	1,204,441	MXN	14,137,000	Deutsche Bank AG	7/01/11	(2,973)
BRL	1,242,540	USD	795,939	BNP Paribas	7/05/11	230
BRL	1,430,100	USD	900,000	BNP Paribas	7/05/11	15,230
BRL	1,400,608	USD	897,193	Goldman Sachs Bank USA	7/05/11	259
BRL	994,140	USD	630,000	Goldman Sachs Bank USA	7/05/11	6,226
BRL	1,285,875	USD	810,000	Goldman Sachs Bank USA	7/05/11	12,929
BRL	994,140	USD	636,820	HSBC Securities, Inc.	7/05/11	184
BRL	193,479	USD	123,938	UBS AG	7/05/11	36
BRL	116,355	USD	71,000	UBS AG	7/05/11	3,464
USD	780,000	BRL	1,242,540	BNP Paribas	7/05/11	(15,196)
USD	916,085	BRL	1,430,100	BNP Paribas	7/05/11	(264)
USD	880,000	BRL	1,400,608	Goldman Sachs Bank USA	7/05/11	(16,356)
USD	823,698	BRL	1,285,875	Goldman Sachs Bank USA	7/05/11	(237)
USD	636,820	BRL	994,140	Goldman Sachs Bank USA	7/05/11	(184)
USD	630,000	BRL	994,140	HSBC Securities, Inc.	7/05/11	(6,226)
USD	121,000	BRL	193,479	UBS AG	7/05/11	(2,822)
USD	74,534	BRL	116,355	UBS AG	7/05/11	(21)
CAD	635,500	USD	655,334	Royal Bank of Scotland Plc	7/07/11	3,472
CNY	8,186,850	USD	1,260,000	HSBC Securities, Inc.	7/07/11	6,491
CNY	8,190,000	USD	1,260,000	UBS AG	7/07/11	6,978
EUR	400,000	HUF	107,876,040	Citibank, N.A.	7/07/11	(8,173)
EUR	80,000	HUF	21,476,000	Credit Suisse International	7/07/11	(1,094)
EUR	440,000	HUF	118,575,600	JPMorgan Chase Bank, N.A.	7/07/11	(8,511)
EUR	405,000	USD	586,174	Citibank, N.A.	7/07/11	1,140

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	900,000	USD	1,279,648	Citibank, N.A.	7/07/11	$25,232
EUR	610,000	USD	883,060	Morgan Stanley Capital Services, Inc.	7/07/11	1,536
EUR	205,000	USD	296,623	Royal Bank of Scotland Plc	7/07/11	659
EUR	740,000	USD	1,065,970	UBS AG	7/07/11	6,931
HUF	43,140,000	EUR	160,000	Goldman Sachs Bank USA	7/07/11	3,213
JPY	30,172,000	USD	371,924	Citibank, N.A.	7/07/11	2,873
JPY	5,024,500	USD	61,954	Royal Bank of Scotland Plc	7/07/11	460
MXN	16,556,000	USD	1,393,453	BNP Paribas	7/07/11	19,676
MXN	8,777,000	USD	750,845	Citibank, N.A.	7/07/11	(1,689)
MXN	3,828,800	USD	327,821	Citibank, N.A.	7/07/11	(1,016)
MXN	4,489,000	USD	379,153	Citibank, N.A.	7/07/11	4,003
MXN	14,137,000	USD	1,204,297	Deutsche Bank AG	7/07/11	3,117
MXN	2,227,440	USD	185,822	UBS AG	7/07/11	4,300
MXN	4,748,240	USD	400,000	UBS AG	7/07/11	5,283
PLN	2,148,200	USD	774,517	Deutsche Bank AG	7/07/11	8,107
TRY	683,451	USD	440,000	Royal Bank of Scotland Plc	7/07/11	(19,460)
TWD	7,192,500	USD	250,000	Calyon Securities (USA), Inc.	7/07/11	423
USD	1,063,188	EUR	740,000	Citibank, N.A.	7/07/11	(9,714)
USD	240,344	EUR	162,000	Morgan Stanley Capital Services, Inc.	7/07/11	5,465
USD	1,789,825	EUR	1,240,000	UBS AG	7/07/11	(8,010)
USD	217,603	EUR	153,500	UBS AG	7/07/11	(4,952)
USD	670,774	HUF	124,839,500	Royal Bank of Scotland Plc	7/07/11	(9,827)
USD	416,119	JPY	35,248,000	Royal Bank of Scotland Plc	7/07/11	(21,733)
USD	220,000	MXN	2,610,630	JPMorgan Chase Bank, N.A.	7/07/11	(2,829)
USD	447,268	MXN	5,377,740	Royal Bank of Scotland Plc	7/07/11	(11,746)
USD	1,183,824	MXN	13,944,500	UBS AG	7/07/11	(6,402)
USD	714,470	PLN	2,020,000	Goldman Sachs Bank USA	7/07/11	(21,449)
USD	65,008	PLN	174,000	Royal Bank of Scotland Plc	7/07/11	1,617
USD	317,406	TRY	514,500	Royal Bank of Scotland Plc	7/07/11	824
USD	17,464	TRY	28,400	UBS AG	7/07/11	(3)
USD	87,269	TRY	141,000	UBS AG	7/07/11	509
USD	250,000	TWD	7,200,000	BNP Paribas	7/07/11	(684)
USD	930,797	ZAR	6,464,000	Deutsche Bank AG	7/07/11	(24,173)
USD	688,591	ZAR	4,659,000	Deutsche Bank AG	7/07/11	286
USD	1,083,143	ZAR	7,399,500	Royal Bank of Scotland Plc	7/07/11	(10,034)
USD	389,055	ZAR	2,633,500	UBS AG	7/07/11	(10)
ZAR	2,504,012	USD	370,000	Barclays Bank Plc	7/07/11	(66)
ZAR	18,651,988	USD	2,727,318	UBS AG	7/07/11	28,265
HUF	64,734,000	EUR	240,000	HSBC Securities, Inc.	7/19/11	4,572
EUR	1,020,100	USD	1,466,904	Citibank, N.A.	7/27/11	11,256
EUR	162,000	USD	235,493	UBS AG	7/27/11	(749)
USD	966,953	EUR	680,000	Citibank, N.A.	7/27/11	(18,390)
USD	1,322,380	EUR	922,000	Citibank, N.A.	7/27/11	(13,630)
USD	313,414	EUR	220,000	Citibank, N.A.	7/27/11	(5,373)
BRL	194,846	USD	121,000	UBS AG	8/02/11	2,857
BRL	853,388	USD	525,000	UBS AG	8/02/11	17,467
USD	525,000	AUD	495,050	UBS AG	8/02/11	(3,672)
CNY	6,015,240	USD	930,000	Barclays Bank Plc	8/04/11	545
KRW	92,225,000	USD	85,000	Citibank, N.A.	8/12/11	1,144
KRW	744,682,500	USD	690,000	Morgan Stanley Capital Services, Inc.	8/12/11	5,583
MYR	2,958,130	USD	980,000	Royal Bank of Scotland Plc	8/12/11	(3,606)
RUB	11,251,000	USD	400,000	Citibank, N.A.	8/12/11	1,089
USD	375,000	KRW	404,062,500	Citibank, N.A.	8/12/11	(2,421)
USD	375,000	KRW	404,812,500	Goldman Sachs Bank USA	8/12/11	(3,122)
USD	550,000	MYR	1,662,650	Citibank, N.A.	8/12/11	1,207
USD	390,000	MYR	1,178,970	Goldman Sachs Bank USA	8/12/11	856
USD	345,000	TWD	9,801,450	Greenwich Capital Markets	8/12/11	3,602
USD	400,000	RUB	11,376,000	BNP Paribas	8/24/11	(5,027)
USD	184,139	MXN	2,227,440	UBS AG	10/07/11	(4,376)
USD	2,690,599	ZAR	18,651,988	UBS AG	10/07/11	(27,395)
ZAR	7,232,100	USD	1,041,444	UBS AG	10/07/11	12,428

Total						$(56,362)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	15

Schedule of Investments (concluded)

•	Interest rate swaps outstanding as of June 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
4.98%(a)	MXIBTIIE	JPMorgan Chase Bank, N.A.	10/04/11	MXN	146,250	$(3,747)
4.93%(b)	6-month WIBOR	Deutsche Bank AG	6/07/12	PLN	28,540	5,362
12.54%(b)	BZDIOVRA Index	UBS AG	1/02/13	BRL	6,020	89
4.14%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	4/29/13	KRW	12,400,000	(25,551)
6.51%(a)	MXIBTIIE	Citibank, N.A.	6/24/16	MXN	17,000	(3,166)
6.52%(a)	MXIBTIIE	Royal Bank of Scotland Plc	6/24/16	MXN	26,000	(8,364)

Total						$(35,377)

(a)	Fund pays fixed interest rate and receives floating rate.
(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues – buy protection outstanding as of June 30, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
People’s Republic of China	1.00%	UBS AG	9/20/15	USD	1,530	$2,929
Republic of Germany	0.25%	Citibank, N.A.	3/20/16	USD	1,110	(14,116)
Republic of Germany	0.25%	JPMorgan Chase Bank, N.A.	3/20/16	USD	990	(13,069)
Republic of Peru	1.00%	Deutsche Bank AG	6/20/16	USD	510	(3,376)

Total						$(27,632)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	–	$5,656,028	–	$5,656,028
Foreign Agency Obligations	–	2,092,007	–	2,092,007
Foreign Government Obligations	–	42,504,072	–	42,504,072
Short-Term Securities	$1,678,337	–	–	1,678,337

Total	$1,678,337	$50,252,107	–	$51,930,444

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$2,929	–	$2,929
Foreign currency exchange contracts	$29,455	276,128	–	305,583
Interest rate contracts	–	5,451	–	5,451
Liabilities:
Credit contracts	–	(30,561)	–	(30,561)
Foreign currency exchange contracts	(20,744)	(302,920)	–	(323,664)
Interest rate contracts	–	(40,828)	–	(40,828)

Total	$8,711	$(89,801)	–	$(81,090)

[1]

Derivative financial instruments are swaps, foreign currency exchange contracts and options. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments June 30, 2011 (Unaudited)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
France – 0.1%
Auto ABS, Series 2007-1, Class A, 1.54%,
2/25/19 (a)	EUR	157	$226,486

Germany – 0.5%
BUMPER, Series 2011-2, Class A, 2.57%,
2/23/23 (a)		1,000	1,457,409

Ireland – 0.2%
Cars Alliance Funding Plc, Series 2007-1,
Class A, 1.39%, 10/08/23 (a)		477	689,071

Italy – 0.2%
Auto ABS, Series 2007-2, Class A, 1.49%,
10/25/20 (a)		445	638,958

Netherlands – 0.3%
Globaldrive BV, Series 2008-2, Class A, 4.00%,
10/20/16		544	793,667

United Kingdom – 1.1%
Arkle Master Issuer Plc:
Series 2010-2A, Class 1A1, 1.66%,
8/17/13 (a)(b)	USD	2,025	2,030,573
Series 2006-1X, Class 5A1, 1.53%,
2/17/52 (a)	EUR	285	409,631
Holmes Master Issuer Plc, Series 2010-1A,
Class A2, 1.68%, 10/15/54 (a)(b)	USD	841	843,284

			3,283,488

United States – 1.7%
Capital One Multi-Asset Execution Trust,
Series 2004-3C, Class 3C, 6.63%,
6/17/14 (a)	GBP	550	917,480
Citibank Omni Master Trust:
Series 2009-A8, Class A8, 2.29%,
5/16/16 (a)(b)	USD	1,000	1,012,036
Series 2009-A12, Class A12, 3.35%,
8/15/16 (b)		551	564,090
Home Equity Asset Trust, Series 2007-2,
Class 2A1, 0.30%, 7/25/37 (a)		321	313,535
SLM Student Loan Trust, Series 2003-10,
5.15%, 9/17/15	GBP	1,280	1,997,962

			4,805,103

Total Asset-Backed Securities – 4.1%			11,894,182

Corporate Bonds
Australia – 1.6%
Commonwealth Bank of Australia, 5.75%,
12/17/13	AUD	3,180	3,418,871
European Investment Bank, 6.00%, 8/06/20		1,125	1,176,561

			4,595,432

Denmark – 1.4%
Nykredit Realkredit A/S:
2.63%, 10/01/38 (a)	DKK	5	942
4.00%, 10/01/41		22,900	4,131,742

			4,132,684

Finland – 0.8%
Nordic Investment Bank:
3.00%, 4/08/14	EUR	877	1,297,792
6.00%, 8/20/14	AUD	1,035	1,129,090

			2,426,882

France – 0.6%
BNP Paribas SA, 5.43%, 9/07/17	EUR	450	683,999
Credit Agricole Home Loan, 3.50%, 7/21/14		600	887,873

			1,571,872

Germany – 4.6%
Dexia Kommunalbank Deutschland AG, 1.63%,
10/21/13		199	282,058
Dusseldorfer Hypothekenbank AG:
1.00%, 8/04/11		1,340	1,942,407
1.88%, 12/13/13		1,100	1,582,180
Kreditanstalt fuer Wiederaufbau:
5.50%, 8/08/13	AUD	550	594,478
4.13%, 7/04/17	EUR	560	859,646
5.50%, 1/22/18		5,000	8,220,671

			13,481,440

Ireland – 0.4%
DEPFA ACS Bank, 1.65%, 12/20/16	JPY	100,000	1,149,735

Japan – 0.3%
The Tokyo Electric Power Co., Inc., 4.50%,
3/24/14	EUR	650	789,430

Luxembourg – 2.3%
European Union:
3.25%, 11/07/14		2,050	3,050,213
3.13%, 1/27/15		2,500	3,710,915

			6,761,128

Netherlands – 2.2%
ABN Amro Bank NV, 3.75%, 7/15/14		700	1,046,839
Fortis Bank Nederland NV, 3.38%, 5/19/14		750	1,119,017
LeasePlan Corp. NV, 3.25%, 5/22/14		950	1,412,717
MDC-GMTN BV, 3.75%, 4/20/16	USD	1,475	1,486,999
Volkswagen International Finance NV, 1.63%,
8/12/13 (b)		1,185	1,193,071

			6,258,643

South Korea – 0.1%
POSCO, 5.25%, 4/14/21 (b)		345	348,652

Spain – 0.9%
Caja de Ahorros y Monte de Piedad de Madrid,
3.88%, 11/30/13	EUR	1,300	1,844,772
Telefonica Emisiones SAU, 5.46%, 2/16/21	USD	700	710,624

			2,555,396

Sweden – 1.1%
Svenska Handelsbanken AB, 2.88%,
9/14/12 (b)		1,700	1,736,647
Swedbank Hypotek AB, 2.00%, 1/31/14	EUR	921	1,316,830

			3,053,477

Switzerland – 1.0%
European Investment Bank, 2.00%, 8/29/16	CHF	2,440	2,987,587

United Kingdom – 2.6%
Lloyds TSB Bank Plc, 6.50%, 9/17/40	GBP	740	1,086,380
Network Rail Infrastructure Finance Plc, 4.88%,
11/27/15		1,630	2,907,164
Northern Rock Asset Management Plc:
3.88%, 10/18/11	EUR	1,450	2,111,434
5.63%, 6/22/17 (b)	USD	600	631,339
Virgin Media Secured Finance Plc, 5.50%,
1/15/21 (b)	GBP	515	814,154

			7,550,471

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	17

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States – 3.3%
Altria Group, Inc.:
9.25%, 8/06/19	USD	194	$252,966
10.20%, 2/06/39		292	418,805
Citigroup, Inc., 2.24%, 12/09/22	JPY	200,000	2,397,029
COX Communications, Inc., 8.38%, 3/01/39 (b)	USD	755	987,231
Crown Castle Towers LLC, 6.11%, 1/15/20 (b)		800	872,895
General Electric Capital Corp., 6.50%, 9/28/15	NZD	5,245	4,548,903
Kraft Foods, Inc., 6.50%, 11/01/31	USD	185	210,673

			9,688,502

Total Corporate Bonds – 23.2%			67,351,331

Foreign Agency Obligations
Brazil – 0.5%
Petrobras International Finance Co., 3.88%,
1/27/16		1,400	1,425,645

Canada – 1.0%
CDP Financial, Inc., 3.00%, 11/25/14 (b)		2,900	3,016,699

France – 0.8%
Société Financement de l’Economie Francaise,
3.38%, 5/05/14 (b)		2,140	2,269,746

Ireland – 1.3%
The Governor & Co. of the Bank of Ireland,
2.75%, 3/02/12 (b)		2,000	1,875,172
Irish Life & Permanent Group Holdings Plc,
3.60%, 1/14/13 (b)		2,100	1,765,489

			3,640,661

Norway – 0.4%
Eksportfinans ASA, 3.00%, 11/17/14		995	1,042,434

Qatar – 0.2%
Qatari Diar Finance QSC, 5.00%, 7/21/20 (b)		630	645,750

Spain – 0.2%
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	700	675,976

United Arab Emirates – 0.2%
Mubadala Development Co., 5.75%, 5/06/14	USD	625	681,250

Total Foreign Agency Obligations – 4.6%			13,398,161

Foreign Government Obligations
Australia – 7.4%
Australia Government Bond:
5.75%, 5/15/21	AUD	1,850	2,064,414
3.00%, 9/20/25		1,490	1,779,543
New South Wales Treasury Corp., 2.75%,
11/20/25		3,370	3,890,775
Queensland Treasury Corp., 6.00%, 9/14/17		12,305	13,679,671

			21,414,403

Belgium – 1.1%
Belgium Government Bond:
2.75%, 3/28/16	EUR	1,895	2,680,420
3.75%, 9/28/20		278	395,355

			3,075,775

Denmark – 3.5%
Kingdom of Denmark, 3.13%, 3/17/14		6,800	10,132,254

Finland – 2.0%
Finland Government Bond, 4.25%, 7/04/15		3,725	5,787,908

France – 3.8%
France Government Bond, 4.00%, 10/25/38		7,179	10,096,282
Reseau Ferre de France, 5.50%, 12/01/21	GBP	600	1,079,524

			11,175,806

Germany – 6.4%
Bundesrepublik Deutschland, 3.25%, 7/04/42	EUR	585	768,802
Bundesrepublik Deutschland Bundesobligation
Inflation Linked Bond, 2.25%, 4/15/13		8,850	14,557,577
Deutsche Bundesrepublik Inflation Linked Bond,
1.50%, 4/15/16		1,962	3,305,747

			18,632,126

Ireland – 1.2%
Ireland Government Bond:
4.00%, 1/15/14		1,667	1,921,679
5.00%, 10/18/20		1,810	1,657,264

			3,578,943

Italy – 10.0%
Italy Buoni Poliennali Del Tesoro:
3.50%, 6/01/14		3,660	5,297,441
4.25%, 2/01/15		5,945	8,764,215
3.00%, 4/15/15		1,231	1,734,536
4.50%, 2/01/20		1,625	2,345,903
4.25%, 3/01/20		4,490	6,349,601
5.00%, 8/01/39		325	432,749
5.00%, 9/01/40		3,240	4,293,688

			29,218,133

Japan – 14.3%
Japan Government (10 Year Issue), 1.40%,
9/20/19	JPY	416,050	5,356,205
Japan Government (20 Year Issue), 2.10%,
12/20/27		2,447,400	32,015,476
Japan Government CPI Linked Bond:
Series 4, 0.50%, 6/10/15		279,000	3,487,583
Series 14, 1.20%, 12/10/17		66,300	840,508

			41,699,772

Poland – 0.5%
Republic of Poland, 5.13%, 4/21/21	USD	1,275	1,318,031

Portugal – 1.7%
Portugal Obrigacoes do Tesouro OT:
5.45%, 9/23/13	EUR	2,500	3,113,671
6.40%, 2/15/16		510	575,283
4.20%, 10/15/16		380	376,901
4.95%, 10/25/23		1,050	913,904

			4,979,759

South Africa – 0.8%
South Africa Government Bond, 7.25%,
1/15/20	ZAR	17,415	2,385,163

Spain – 3.9%
Kingdom of Spain:
3.15%, 1/31/16	EUR	1,825	2,490,922
See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Spain (concluded)
4.85%, 10/31/20	EUR	3,282	$4,585,224
4.65%, 7/30/25		775	1,007,327
5.75%, 7/30/32		2,192	3,121,084

			11,204,557

Turks and Caicos Islands – 0.5%
Turks and Caicos Islands, 3.20%, 2/22/16 (b)	USD	1,330	1,351,119

United Kingdom – 3.8%
United Kingdom Treasury Bonds:
4.25%, 9/07/39	GBP	2,310	3,693,101
4.25%, 12/07/40		1,025	1,634,979
4.50%, 12/07/42		3,430	5,730,209

			11,058,289

Total Foreign Government Obligations – 60.9%			177,012,038

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 1.0%
Netherlands – 0.4%
Storm BV, Series 2010-1, Class A1, 2.31%,
3/22/52 (a)	EUR	768	1,111,582

United States – 0.6%
Bear Stearns Alt-A Trust, Series 2004-13,
Class A1, 0.93%, 11/25/34 (a)	USD	683	604,707
GSR Mortgage Loan Trust, Series 2005-AR1,
Class 4A1, 5.07%, 1/25/35 (a)		620	623,991
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 3A2, 5.96%,
8/25/46 (a)		847	736,881

			1,965,579

Commercial Mortgage-Backed Securities – 1.2%
United States – 1.2%
Banc of America Commercial Mortgage, Inc.,
Series 2004-5, Class A3, 4.56%, 11/10/41		1,865	1,873,845
Commercial Mortgage Asset Trust,
Series 1999-C1, Class A3, 6.64%, 1/17/32		62	61,989
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2001-C1, Class A3,
5.86%, 10/12/35		1,438	1,439,808

			3,375,642

Total Non-Agency Mortgage-Backed Securities – 2.2%			6,452,803

Preferred Securities
Capital Trusts
France – 0.6%
Société Generale:
7.00%, 12/29/49 (a)	EUR	650	900,186
5.92%, 12/31/49 (a)(b)	USD	900	778,500

			1,678,686

United Kingdom – 0.4%
Aviva Plc:
5.70%, 9/29/49 (a)	EUR	260	338,590
5.90%, 11/29/49 (a)	GBP	750	965,983

			1,304,573

Total Preferred Securities – 1.0%			2,983,259

Taxable Municipal Bonds
State of California GO:
5.25%, 4/01/14	USD	100	108,351
5.50%, 3/01/16		1,710	1,866,157

Total Taxable Municipal Bonds – 0.7%			1,974,508

U.S. Treasury Obligations – 0.5%
U.S. Treasury Inflation Indexed Bonds, 2.13%,
2/15/40		1,350	1,528,336

Total Long-Term Investments (Cost – $260,122,698) – 97.2%			282,594,618

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.08% (c)(d)		671,961	671,961

Total Short-Term Securities (Cost – $671,961) – 0.2%			671,961

Total Investments (Cost – $260,794,659*) – 97.4%			283,266,579
Other Assets Less Liabilities – 2.6%			7,480,657

Net Assets – 100.0%			$290,747,236

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$260,865,112

Gross unrealized appreciation	$25,350,127
Gross unrealized depreciation	(2,948,660)

Net unrealized appreciation	$22,401,467

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at June 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,736,067	(6,064,106)	671,961	$3,504

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	19

Schedule of Investments (continued)	BlackRock International Bond Portfolio

•	Foreign currency exchange contracts as of June 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	24,065,500	USD	25,143,634	UBS AG	7/07/11	$644,178
CAD	5,129,600	USD	5,336,624	Citibank, N.A.	7/07/11	(18,910)
CAD	85,000	USD	86,946	Citibank, N.A.	7/07/11	1,171
CAD	879,000	USD	898,439	Citibank, N.A.	7/07/11	12,796
CHF	1,114,500	USD	1,335,255	Deutsche Bank AG	7/07/11	(9,597)
GBP	385,000	USD	642,582	Citibank, N.A.	7/07/11	(24,730)
GBP	99,000	USD	162,118	Citibank, N.A.	7/07/11	(3,242)
GBP	210,000	USD	350,644	Deutsche Bank AG	7/07/11	(13,634)
GBP	1,288,000	USD	2,060,285	Royal Bank of Scotland Plc	7/07/11	6,713
JPY	29,049,000	USD	361,011	Citibank, N.A.	7/07/11	(163)
JPY	82,585,000	USD	1,018,607	Citibank, N.A.	7/07/11	7,266
JPY	255,000,000	USD	3,146,439	Citibank, N.A.	7/07/11	21,177
JPY	51,170,000	USD	637,362	Royal Bank of Scotland Plc	7/07/11	(1,728)
JPY	6,162,672,000	USD	72,753,150	Royal Bank of Scotland Plc	7/07/11	3,799,700
MXN	2,705,000	USD	231,478	Citibank, N.A.	7/07/11	(595)
MXN	29,255,000	USD	2,433,239	Royal Bank of Scotland Plc	7/07/11	63,806
NOK	4,796,000	USD	852,530	UBS AG	7/07/11	36,024
NZD	5,578,500	USD	4,512,281	Citibank, N.A.	7/07/11	107,259
PLN	7,628,000	USD	2,666,230	Deutsche Bank AG	7/07/11	112,773
SEK	12,414,000	USD	1,944,345	Citibank, N.A.	7/07/11	17,462
SGD	1,708,000	USD	1,353,649	Deutsche Bank AG	7/07/11	36,896
USD	638,119	AUD	585,000	Citibank, N.A.	7/07/11	11,252
USD	24,048,963	AUD	23,480,500	UBS AG	7/07/11	(1,111,982)
USD	6,175,839	CAD	6,093,700	Citibank, N.A.	7/07/11	(141,331)
USD	1,212,644	CHF	1,114,500	Citibank, N.A.	7/07/11	(113,014)
USD	2,913,570	GBP	1,782,000	Citibank, N.A.	7/07/11	53,795
USD	325,930	GBP	200,000	UBS AG	7/07/11	4,968
USD	225,070	JPY	18,033,500	BNP Paribas	7/07/11	1,058
USD	441,823	JPY	35,385,000	Citibank, N.A.	7/07/11	2,270
USD	1,991,120	JPY	161,030,000	Deutsche Bank AG	7/07/11	(9,199)
USD	700,419	JPY	56,735,000	Deutsche Bank AG	7/07/11	(4,344)
USD	75,585,820	JPY	6,130,010,000	Royal Bank of Scotland Plc	7/07/11	(561,302)
USD	523,856	JPY	42,275,000	Royal Bank of Scotland Plc	7/07/11	(1,285)
USD	1,701,422	JPY	137,007,500	Royal Bank of Scotland Plc	7/07/11	(488)
USD	2,666,228	MXN	31,960,000	UBS AG	7/07/11	(61,700)
USD	863,785	NOK	4,796,000	Royal Bank of Scotland Plc	7/07/11	(24,769)
USD	266,240	NZD	330,000	Citibank, N.A.	7/07/11	(7,032)
USD	3,931,315	NZD	5,248,500	Royal Bank of Scotland Plc	7/07/11	(414,953)
USD	2,737,632	PLN	7,628,000	UBS AG	7/07/11	(41,371)
USD	1,956,081	SEK	12,414,000	Citibank, N.A.	7/07/11	(5,726)
USD	1,377,879	SGD	1,708,000	Deutsche Bank AG	7/07/11	(12,665)
USD	4,599,218	ZAR	31,982,500	Deutsche Bank AG	7/07/11	(125,771)
ZAR	15,526,900	USD	2,279,528	Deutsche Bank AG	7/07/11	14,364
ZAR	16,455,600	USD	2,406,159	UBS AG	7/07/11	24,937
EUR	2,130,000	USD	3,164,307	Citibank, N.A.	7/27/11	(77,863)
EUR	114,000	USD	162,490	Citibank, N.A.	7/27/11	2,699
EUR	3,396,100	USD	4,809,414	Citibank, N.A.	7/27/11	111,653
EUR	179,000	USD	259,495	Deutsche Bank AG	7/27/11	(118)
EUR	365,000	USD	521,702	Deutsche Bank AG	7/27/11	7,196
EUR	475,000	USD	680,790	Deutsche Bank AG	7/27/11	7,501
EUR	550,000	USD	781,454	UBS AG	7/27/11	15,515
USD	6,202,752	EUR	4,354,000	Citibank, N.A.	7/27/11	(106,345)
USD	1,171,988	EUR	830,000	Citibank, N.A.	7/27/11	(30,711)
USD	746,784	EUR	522,500	Citibank, N.A.	7/27/11	(10,336)
USD	499,704	EUR	350,000	Citibank, N.A.	7/27/11	(7,458)
USD	498,212	EUR	345,000	Citibank, N.A.	7/27/11	(1,705)
USD	1,074,281	EUR	737,000	Citibank, N.A.	7/27/11	6,342
USD	2,018,923	EUR	1,388,500	Citibank, N.A.	7/27/11	6,939
USD	1,752,135	EUR	1,227,500	Deutsche Bank AG	7/27/11	(26,555)
USD	1,353,999	EUR	952,000	Deutsche Bank AG	7/27/11	(25,482)
USD	661,922	EUR	467,000	Deutsche Bank AG	7/27/11	(14,777)
USD	553,467	EUR	390,000	Deutsche Bank AG	7/27/11	(11,657)
USD	1,336,973	EUR	900,000	Deutsche Bank AG	7/27/11	32,841
USD	611,861	EUR	431,000	Royal Bank of Scotland Plc	7/27/11	(12,673)
USD	864,955	EUR	600,000	UBS AG	7/27/11	(4,466)
USD	20,299,635	EUR	13,964,500	UBS AG	7/27/11	64,590
MYR	5,541,323	USD	1,846,000	Greenwich Capital Markets	8/12/11	(16,968)
USD	1,378,912	AUD	1,320,000	Citibank, N.A.	8/22/11	(26,966)
USD	1,382,740	AUD	1,320,000	Citibank, N.A.	8/22/11	(23,138)
USD	1,445,117	EUR	1,025,000	Citibank, N.A.	8/22/11	(38,985)
DKK	11,929,100	USD	2,280,463	UBS AG	9/01/11	35,140
USD	1,347,395	DKK	6,909,000	BNP Paribas	9/01/11	6,263
USD	1,744,536	DKK	8,983,000	Deutsche Bank AG	9/01/11	813
USD	1,129,776	DKK	5,770,000	Deutsche Bank AG	9/01/11	9,740
GBP	2,280,926	EUR	2,570,000	UBS AG	9/08/11	(61,766)
USD	2,983,231	JPY	239,370,000	Citibank, N.A.	9/09/11	8,667
CAD	6,093,700	USD	6,162,772	Citibank, N.A.	10/07/11	139,505
JPY	6,130,010,000	USD	75,635,995	Royal Bank of Scotland Plc	10/07/11	556,343

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock International Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	31,960,000	USD	2,642,087	UBS AG	10/07/11	$62,789
NOK	4,796,000	USD	858,785	Royal Bank of Scotland Plc	10/07/11	24,305
PLN	7,628,000	USD	2,714,359	UBS AG	10/07/11	39,029
SEK	12,414,000	USD	1,946,081	Citibank, N.A.	10/07/11	4,999
SGD	1,708,000	USD	1,378,137	Deutsche Bank AG	10/07/11	12,674
USD	457,258	AUD	435,000	Citibank, N.A.	10/07/11	(3,418)
USD	24,858,458	AUD	24,065,500	UBS AG	10/07/11	(627,508)
USD	1,336,430	CHF	1,114,500	Deutsche Bank AG	10/07/11	9,881
USD	2,058,053	GBP	1,288,000	Royal Bank of Scotland Plc	10/07/11	(6,577)
USD	866,965	JPY	70,205,000	Citibank, N.A.	10/07/11	(5,641)
USD	4,484,378	NZD	5,578,500	Citibank, N.A.	10/07/11	(106,012)
USD	2,373,764	ZAR	16,455,600	UBS AG	10/07/11	(24,169)
CNY	26,492,280	USD	4,155,000	Citibank, N.A.	2/13/12	(22,772)

Total						$2,141,692

•	Financial futures contracts purchased as of June 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
74	Australian Government Bonds (10 year)	Sydney	September 2011	$58,656,372	$(1,232)
56	Canadian Government Bonds (10 year)	Montreal	September 2011	$7,199,378	(73)
85	Euro-Bund	Eurex	September 2011	$15,467,096	(38,306)
25	Japanese Government Bonds (10 year)	Tokyo	September 2011	$43,798,522	77,397

Total					$37,786

•	Financial futures contracts sold as of June 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
346	Australian Government Bonds (3 Year)	Sydney	September 2011	$95,372,571	$(61,279)
117	Canadia Bankers Acceptance	Montreal	December 2011	$29,873,244	7,170
30	Euro-Bobl	Eurex	September 2011	$5,071,783	(2,995)
470	Euro-Schatz	Eurex	September 2011	$73,306,723	(56,747)
24	Gilt British	London	September 2011	$4,628,051	(24,228)
176	U.S. Treasury Notes (2 Year)	Chicago Board Options	September 2011	$38,604,500	(71,376)
76	U.S. Treasury Notes (5 Year)	Chicago Board Options	September 2011	$9,058,844	(48,314)
152	U.S. Treasury Notes (10 Year)	Chicago Board Options	September 2011	$18,593,875	(6,822)
75	U.S. Treasury Bonds (30 Year)	Chicago Board Options	September 2011	$9,227,344	108,351

Total					$(156,240)

•	Interest rate swaps outstanding as of June 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
3.14%(a)	6-month PRIBOR	Barclays Bank Plc	5/05/13	EUR 14,600	$438,488

(a)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues – buy protection outstanding as of June 30, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
STMicro-electronics NV	0.26%	Citibank, N.A.	9/20/12	EUR	950	$(1,023)
Xstrata Plc	1.00%	Credit Suisse International	9/20/16	EUR	1,470	(16,189)
Koninklijke KPN NV	1.00%	Deutsche Bank AG	9/20/16	EUR	2,395	(3,516)
Eni SpA	1.00%	Royal Bank of Scotland Plc	9/20/16	EUR	325	(981)

Total						$(21,709)

•	Credit default swaps on single-name issues – sold protection outstanding as of June 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Imperial Tobacco Group Plc	0.71%	Barclays Bank Plc	9/20/12	BBB	EUR 1,300	$10,110

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	21

Schedule of Investments (concluded)	BlackRock International Bond Portfolio

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Glencore International AG	1.00%	Credit Suisse International	9/20/16	BBB	EUR	1,180	$18,431
Alstom SA	1.00%	Deutsche Bank AG	9/20/16	BBB	EUR	1,560	16,305
Vodafone Group Plc	1.00%	Deutsche Bank AG	9/20/16	A–	EUR	2,395	151
Koninklijke Philips Electronics	1.00%	Royal Bank of Scotland Plc	9/20/16	A–	EUR	1,205	(717)
Royal Dutch Shell Plc	1.00%	Royal Bank of Scotland Plc	9/20/16	AA	EUR	320	236

Total							$44,516

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$11,894,182	–	$11,894,182
Corporate Bonds	–	67,351,331	–	67,351,331
Foreign Agency Obligations	–	13,398,161	–	13,398,161
Foreign Government Obligations	–	177,012,038	–	177,012,038
Non-Agency Mortgage-Backed Securities	–	6,452,803	–	6,452,803
Preferred Securities	–	2,983,259	–	2,983,259
Taxable Municipal Bonds	–	1,974,508	–	1,974,508
U.S. Treasury Obligations	–	1,528,336	–	1,528,336
Short-Term Securities	$671,961	–	–	671,961

Total	$671,961	$282,594,618	–	$283,266,579

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$45,233	–	$45,233
Foreign currency exchange contracts	–	6,145,289	–	6,145,289
Interest rate contracts	$192,918	438,488	–	631,406
Liabilities:
Credit contracts	–	(22,426)	–	(22,426)
Foreign currency exchange contracts	–	(4,003,597)	–	(4,003,597)
Interest rate contracts	(311,372)	–	–	(311,372)

Total	$(118,454)	$2,602,987	–	$2,484,533

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments June 30, 2011 (Unaudited)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares		Value
Fixed Income Funds – 7.7%
BlackRock Emerging Market Debt Portfolio,
BlackRock Class		1,621,860	$16,964,655
BlackRock Floating Rate Income Portfolio,
Institutional Class		10,484,096	108,091,027
BlackRock High Yield Bond Portfolio, BlackRock
Class		12,758,601	98,879,157

			223,934,839

Asset-Backed Securities	Par (000)
Cayman Islands – 1.3%
ARES CLO Funds, Series 2011-16A, Class E,
4.58%, 5/17/21 (b)(c)	USD	4,000	3,660,000
Ballyrock CDO Ltd., Series 2006-1A, Class B,
0.60%, 8/28/19 (b)(c)		4,000	3,320,000
Chatham Light CLO Ltd., Series 2005-2A,
Class A2, 0.67%, 8/03/19 (b)(c)		3,300	2,961,750
Foothill CLO Ltd., 1.71%, 2/22/21 (c)		1,800	1,278,000
Franklin CLO Ltd., Series 6A, Class B, 0.72%,
8/09/19 (b)(c)		6,000	5,241,600
Fraser Sullivan CLO Ltd., Series 2011-5A,
Class D, 4.36%, 2/23/21 (b)(c)		5,000	4,250,000
Genesis CLO Ltd., Series 2007-2A, Class D,
4.29%, 1/10/16 (b)(c)		1,000	944,320
Goldman Sachs Asset Management CLO Plc,
Series 2007-1A, Class B, 0.72%,
8/01/22 (b)(c)		2,500	2,012,500
Integral Funding, Inc., Series 2007-1X, Class A3,
1.63%, 9/27/17 (c)		1,000	945,000
Jersey Street CLO Ltd., Series 2006-1A, Class C,
1.02%, 10/20/18 (b)(c)		2,000	1,490,000
KKR CLO Trust, Series 2007-1A, Class C, 1.71%,
5/15/21 (b)(c)		5,000	4,133,750
Pangaea CLO Ltd., Series 2007-1A, Class A2,
0.77%, 10/21/21 (b)(c)		4,000	3,320,000
Suffield CLO Ltd./Suffield CLO Corp., 2.36%,
9/26/14 (c)		5,000	4,750,000

			38,306,920

United States – 8.2%
321 Henderson Receivables I LLC,
Series 2010-3A, Class A, 3.82%,
12/15/48 (b)		3,849	3,804,957
Ally Auto Receivables Trust, Series 2010-5,
Class C, 2.90%, 5/15/17 (b)		2,470	2,491,736
AmeriCredit Automobile Receivables Trust:
Series 2010-1, Class C, 5.19%, 8/17/15		4,135	4,381,594
Series 2010-4, Class C 2.76%, 8/08/14		11,400	11,445,372
Series 2011-1, Class D, 4.26%, 2/08/17		6,500	6,531,416
Series 2011-2, Class D, 4.00%, 5/08/17		3,000	2,984,553
Canaras Summit CLO Ltd., Series 2007-1A,
Class C, 1.05%, 6/19/21 (b)(c)		2,250	1,665,000
Capital One Multi-Asset Execution Trust,
Series 2004-3C, Class 3C, 6.63%,
6/17/14 (c)	GBP	1,400	2,335,405
Citibank Omni Master Trust:
Series 2009-A13, Class A13, 5.35%,
8/15/18 (b)	USD	13,400	14,650,757
Series 2009-A17, Class A17, 4.90%,
11/15/18 (b)		14,455	15,641,812
Credit Acceptance Auto Loan Trust:
Series 2010-1, Class A, 2.06%,
4/16/18 (b)		3,773	3,788,170
Series 2010-1, Class B, 3.63%,
10/15/18 (b)		5,450	5,491,716
CSAM Funding, Series 1X, Class B2, 1.52%,
3/29/16 (c)		2,100	2,016,000
DT Auto Owner Trust:
Series 2011-1A, Class B, 1.94%,
7/15/12 (b)		6,000	6,009,509
Series 2011-2A, Class D, 4.36%,
12/15/16 (b)		6,600	6,608,857
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF16, Class 2A4,
0.40%, 12/25/36 (c)		11,870	4,485,400
GSAA Trust, Series 2005-11, Class 2A1, 0.47%,
10/25/35 (c)		5,254	3,802,861
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A3, 0.35%,
7/25/37 (c)		17,240	6,993,820
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.37%,
8/23/27 (c)		5,935	5,617,441
Series 2008-2, Class A4, 1.95%,
6/26/34 (c)		5,000	5,195,028
Series 2008-3, Class A4, 1.91%,
11/25/24 (c)		1,390	1,444,937
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%,
8/15/16 (b)		8,884	8,886,512
Series 2011-S1A, Class C, 2.01%,
8/15/16 (b)		10,288	10,287,898
Series 2011-S1A, Class D, 3.15%,
8/15/16 (b)		4,961	4,955,887
Series 2011-WO, Class C, 3.19%,
10/15/15 (b)		9,310	9,408,776
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%,
12/15/14		1,380	1,384,541
Series 2010-2, Class C, 3.89%, 7/17/17		2,580	2,641,769
Series 2010-3, Class B, 2.05%, 5/15/15		3,120	3,119,301
Series 2010-B, Class C, 3.02%,
10/17/16 (b)		10,750	10,991,028
Series 2011-1, Class D, 4.01%, 2/15/17		6,660	6,613,341
Series 2011-S1A, Class C, 1.89%,
5/15/17 (b)		1,903	1,887,374
Series 2011-S1A, Class D, 3.10%,
3/15/13 (b)		5,796	5,802,761
Series 2011-S2A, Class D, 3.35%,
8/15/13 (b)		7,000	6,993,700
Scholar Funding Trust, Series 2011-A, Class A,
1.17%, 10/28/43 (b)(c)		6,331	6,303,565
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.65%,
3/15/22 (c)		8,652	8,423,382
Series 2004-A, Class A3, 0.65%,
6/15/33 (c)		1,465	1,279,395
Series 2004-B, Class A2, 0.45%,
6/15/21 (c)		4,166	4,063,614
Series 2008-5, Class A3, 1.57%,
1/25/18 (c)		800	821,840
Series 2008-5, Class A4, 1.97%,
7/25/23 (c)		7,485	7,821,676
Series 2009-B, Class A1, 6.19%,
7/15/42 (b)(c)		1,726	1,643,203

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	23

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
United States (concluded)
Series 2010-C, Class A1, 1.84%, 12/15/17 (b)(c)	USD	9,247	$9,310,256
Symphony CLO Ltd., Series 2011-7A, Class E,
4.11%, 7/28/21 (b)(c)		3,000	2,475,000
Wells Fargo Home Equity Trust, Series 2006-3,
Class A2, 0.34%, 1/25/37 (c)		9,889	6,259,500

			238,760,660

Total Asset-Backed Securities – 9.5%			277,067,580

Collateralized Debt Obligations
Cayman Islands – 1.2%
Atrium CDO Corp., Series 5A, Class A4, 0.65%,
7/20/20 (b)(c)		6,500	5,395,000
Centurion CDO VIII Ltd., Series 2005-8A,
Class B2, 1.25%, 3/08/17 (b)(c)		4,500	3,915,000
CSAM Funding, Series -2A, Class B1, 7.05%,
10/15/16		4,000	4,010,400
Fraser Sullivan CLO Ltd., Series 2006-2A,
Class B, 0.65%, 12/20/20 (b)(c)		2,000	1,700,000
Lightpoint CLO Ltd., Series 2006-5A, Class B,
0.98%, 8/05/19 (b)(c)		3,000	2,220,000
Northwoods Capital Corp./Northwoods Capital
Ltd., Series 2004-4A, Class A2, 1.02%,
5/03/18 (b)(c)		5,800	5,292,500
Valeo Investment Grade CDO Ltd., Series 2A,
Class A2, 1.10%, 6/01/13 (b)(c)		12,000	11,520,000

			34,052,900

United States – 0.1%
Greyrock CDO Ltd., Series 2005-1X, Class A2L,
0.68%, 11/15/17 (c)		5,000	4,442,500

Total Collateralized Debt Obligations – 1.3%			38,495,400

Common Stocks	Shares
United States – 0.0%
The McClatchy Co., Class A (d)		223,739	628,707

Corporate Bonds	Par (000)
Australia – 0.0%
Woodside Finance Ltd., 4.60%, 5/10/21 (b)	USD	1,270	1,246,473

Brazil – 0.3%
HSBC Bank Brasil SA – Banco Multiplo, 4.00%,
5/11/16 (b)		8,790	8,877,900

British Virgin Islands – 0.1%
Franshion Development Ltd., 6.75%,
4/15/21 (b)		1,300	1,251,250

Canada – 1.3%
Barrick Gold Corp., 2.90%, 5/30/16 (b)		16,600	16,586,936
Canadian Imperial Bank of Commerce, 2.75%,
1/27/16 (b)		6,455	6,604,433
Fairfax Financial Holdings Ltd., 5.80%,
5/15/21 (b)		6,475	6,272,391
Nexen, Inc., 7.50%, 7/30/39		900	1,006,700
Novelis, Inc., 8.75%, 12/15/20		2,050	2,214,000
Royal Bank of Canada, 3.13%, 4/14/15 (b)		5,245	5,452,482

			38,136,942

Chile – 0.0%
Inversiones CMPC SA, 4.75%, 1/19/18 (b)	USD	940	939,094

France – 0.2%
Alstom SA, 4.13%, 2/01/17	EUR	1,250	1,810,919
CNP Assurances, 6.00%, 9/14/40 (c)		1,250	1,698,353
Lafarge SA, 7.13%, 7/15/36	USD	990	973,643
RCI Banque SA, 3.75%, 7/07/14	EUR	1,500	2,168,102

			6,651,017

Germany – 0.2%
Commerzbank AG, 6.38%, 3/22/19		1,400	1,919,197
Deutsche Bank AG, 5.00%, 6/24/20		2,400	3,417,224
IVG Immobilien AG, 8.00%, 5/29/49 (c)		200	246,527

			5,582,948

Italy – 0.1%
Intesa Sanpaolo SpA, 9.50%, 12/31/49 (c)		1,300	1,908,771
UniCredit SpA, 5.00%, 2/01/16	GBP	450	651,579

			2,560,350

Luxembourg – 0.2%
Finmeccanica Finance SA, 5.25%, 1/21/22	EUR	750	1,084,720
Intelsat Luxembourg SA, 11.50%,
2/04/17 (b)(e)	USD	5,000	5,375,000

			6,459,720

Netherlands – 0.3%
Allianz Finance II BV, 5.75%, 7/08/41 (c)	EUR	700	971,694
Enbw International Finance BV, 6.13%,
7/07/39		1,700	2,592,565
ING Verzekeringen NV, 6.38%, 5/07/27 (c)		750	995,856
PostNL NV, 5.38%, 11/14/17		2,400	3,626,715

			8,186,830

Norway – 0.9%
DnB NOR Boligkreditt, 2.90%, 3/29/16 (b)	USD	14,345	14,601,144
Sparebank 1 Boligkreditt AS, 2.63%,
5/27/16 (b)		11,945	11,960,122

			26,561,266

Portugal – 0.0%
Banco Espirito Santo SA, 3.88%, 1/21/15	EUR	600	678,165

Singapore – 0.4%
CapitaLand Ltd., 2.88%, 9/03/16	SGD	5,000	4,264,430
Oversea-Chinese Banking Corp. Ltd., 3.75%,
11/15/22 (c)	USD	7,000	6,739,362

			11,003,792

South Africa – 0.1%
AngloGold Ashanti Holdings Plc, 5.38%,
4/15/20		1,915	1,885,532

Spain – 0.1%
Telefonica Emisiones SAU, 4.75%, 2/07/17	EUR	1,600	2,322,582

Switzerland – 0.2%
Credit Suisse AG, 5.40%, 1/14/20	USD	2,500	2,530,945
Credit Suisse AG/Guernsey, 2.60%,
5/27/16 (b)		4,125	4,115,183

			6,646,128

United Arab Emirates – 0.1%
ICICI Bank Ltd./Dubai, 4.75%, 11/25/16 (b)		3,350	3,342,439

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United Kingdom – 1.4%
Barclays Bank Plc:
6.00%, 1/14/21	EUR	1,300	$1,806,956
6.63%, 3/30/22		750	1,073,593
BP Capital Markets Plc, 3.13%, 10/01/15	USD	3,000	3,080,085
HSBC Bank Plc, 3.10%, 5/24/16 (b)		4,805	4,773,234
HSBC Holdings Plc:
6.25%, 3/19/18	EUR	350	539,235
5.10%, 4/05/21	USD	9,000	9,223,056
LBG Capital No.1 Plc, 7.59%, 5/12/20	GBP	1,715	2,525,418
Lloyds TSB Bank Plc:
6.38%, 6/17/16	EUR	1,250	1,904,810
6.50%, 3/24/20		750	1,011,291
6.50%, 9/17/40	GBP	575	844,146
Northern Rock Asset Management Plc, 5.63%,
6/22/17 (b)	USD	2,150	2,262,297
Punch Taverns Finance Plc, 7.27%, 4/15/22	GBP	510	798,064
Scottish Widows Plc, 5.13%, 9/24/49 (c)		435	596,923
The Unique Pub Finance Co. Plc, 5.66%,
6/30/27		2,500	2,949,107
Virgin Media Secured Finance Plc:
6.50%, 1/15/18	USD	1,710	1,874,588
7.00%, 1/15/18	GBP	2,102	3,567,600
5.25%, 1/15/21 (b)	USD	2,230	2,374,756

			41,205,159

United States – 14.5%
ACCO Brands Corp., 10.63%, 3/15/15		5,000	5,581,250
Alabama Power Co., 3.95%, 6/01/21		3,165	3,157,717
American International Group, Inc., 5.45%,
5/18/17		2,305	2,407,374
Anadarko Petroleum Corp.:
5.95%, 9/15/16		6,943	7,814,951
6.38%, 9/15/17		3,864	4,429,435
Bank of America Corp.:
3.63%, 3/17/16		5,000	5,014,400
5.63%, 7/01/20		9,000	9,292,608
5.00%, 5/13/21		2,925	2,889,455
Barrick North America Finance LLC, 4.40%,
5/30/21 (b)		120	119,443
Camden Property Trust, 5.00%, 6/15/15		3,820	4,126,475
CBS Corp.:
4.63%, 5/15/18		995	1,025,428
5.75%, 4/15/20		2,500	2,709,593
CCH II LLC/CCH II Capital Corp., 13.50%,
11/30/16		3,320	3,909,300
CCO Holdings LLC/CCO Holdings Capital Corp.,
6.50%, 4/30/21		5,000	4,931,250
CIT Group, Inc.:
7.00%, 5/01/17		4,070	4,059,825
6.63%, 4/01/18 (b)(f)		2,010	2,095,425
Citadel Broadcasting Corp., 7.75%,
12/15/18 (b)		1,912	2,031,500
Citigroup, Inc.:
5.00%, 9/15/14		870	911,723
4.75%, 5/19/15		5,501	5,817,649
4.59%, 12/15/15		16,939	17,813,205
3.95%, 6/15/16		16,330	16,717,152
6.00%, 8/15/17		620	678,953
5.38%, 8/09/20		1,240	1,294,018
Clear Channel Worldwide Holdings, Inc., 9.25%,
12/15/17		5,000	5,450,000
The Cleveland Electric Illuminating Co., 8.88%,
11/15/18		854	1,094,537
Cliffs Natural Resources, Inc., 4.88%, 4/01/21		3,670	3,680,133
Consol Energy, Inc., 6.38%, 3/01/21 (b)		5,000	4,975,000
COX Communications, Inc., 8.38%, 3/01/39 (b)		140	183,063
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		5,480	5,849,900
Credit Suisse Group Finance US, Inc., 3.63%,
9/14/20 (c)	EUR	285	391,791
Delphi Corp., 6.13%, 5/15/21 (b)	USD	2,000	1,975,000
DIRECTV Holdings LLC/DIRECTV Financing Co.,
Inc., 3.13%, 2/15/16		3,605	3,657,287
DISH DBS Corp., 6.75%, 6/01/21 (b)		3,040	3,116,000
Dollar General Corp., 11.88%, 7/15/17 (e)		5,000	5,700,000
The Dow Chemical Co., 4.25%, 11/15/20		1,190	1,161,385
Duke Energy Carolinas LLC, 3.90%, 6/15/21		2,545	2,543,297
El Paso Pipeline Partners Operating Co. LLC,
6.50%, 4/01/20		1,510	1,690,368
Energy Future Intermediate Holding Co.
LLC/EFIH Finance, Inc., 10.00%, 12/01/20		5,500	5,865,530
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19 (b)		5,000	4,975,000
Enterprise Products Operating LLC, 5.20%,
9/01/20		8,255	8,704,386
First Data Corp.:
7.38%, 6/15/19 (b)		3,415	3,440,613
12.63%, 1/15/21 (b)		3,500	3,745,000
Ford Motor Credit Co. LLC, 7.00%, 4/15/15		5,110	5,519,612
Forest Oil Corp., 8.50%, 2/15/14		5,000	5,425,000
Frac Tech Services LLC/Frac Tech Finance, Inc.,
7.13%, 11/15/18 (b)		5,000	5,075,000
GMAC, Inc., 8.00%, 11/01/31		5,000	5,412,500
The Goldman Sachs Group, Inc., 3.63%,
2/07/16		23,413	23,667,218
Harrah’s Operating Co., Inc., 11.25%, 6/01/17		5,000	5,518,750
Huntington Ingalls Industries, Inc., 7.13%,
3/15/21 (b)		5,000	5,175,000
International Paper Co., 5.30%, 4/01/15		385	421,045
Jarden Corp., 8.00%, 5/01/16		5,000	5,425,000
Jersey Central Power & Light Co., 7.35%,
2/01/19		1,525	1,851,530
JPMorgan Chase & Co., 3.15%, 7/05/16		15,290	15,383,544
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)		10,000	10,286,440
Kinder Morgan Energy Partners LP:
5.30%, 9/15/20		1,685	1,772,618
6.55%, 9/15/40		660	691,004
6.38%, 3/01/41		1,500	1,535,472
Kraft Foods, Inc., 6.50%, 8/11/17		3,000	3,526,713
Level 3 Escrow, Inc., 8.13%, 7/01/19 (b)		4,920	4,944,600
Level 3 Financing, Inc., 8.75%, 2/15/17		3,000	3,060,000
Macy’s Retail Holdings, Inc.:
5.75%, 7/15/14		3,120	3,431,919
5.90%, 12/01/16		7,510	8,430,448
Momentive Performance Materials, Inc.,
12.50%, 6/15/14		5,000	5,437,500
NBCUniversal Media LLC, 4.38%, 4/01/21 (b)		5,675	5,615,702
The New York Times Co., 6.63%, 12/15/16		10,000	10,275,000
Novus USA Trust, Series 2010-1, 1.51%,
11/18/11 (b)(c)		7,420	7,374,041
Plains Exploration & Production Co., 10.00%,
3/01/16		2,500	2,812,500
The PMI Group, Inc., 6.00%, 9/15/16		2,171	1,226,615
Premier Oil, 5.00%, 5/10/18		12,700	13,049,250
Pride International, Inc., 6.88%, 8/15/20		1,405	1,633,981
Qwest Communications International, Inc.:
8.00%, 10/01/15		3,189	3,468,038
7.13%, 4/01/18		1,521	1,633,174

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	25

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
Qwest Corp.:
7.63%, 6/15/15	USD	1,161	$1,311,930
8.38%, 5/01/16		1,239	1,462,020
6.50%, 6/01/17		625	678,125
Radian Group, Inc.:
5.63%, 2/15/13		4,520	4,384,400
5.38%, 6/15/15		4,975	4,042,188
Realogy Corp., 7.88%, 2/15/19 (b)		7,120	7,048,800
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
Luxembourg SA:
7.13%, 4/15/19 (b)		2,500	2,481,250
6.88%, 2/15/21 (b)		1,730	1,686,750
Rockies Express Pipeline LLC:
3.90%, 4/15/15 (b)		1,124	1,140,462
6.85%, 7/15/18 (b)		1,876	2,103,437
SLM Corp., 6.25%, 1/25/16		2,698	2,799,175
Sprint Capital Corp., 6.88%, 11/15/28		5,000	4,737,500
TMX Finance LLC/TitleMax Finance Corp.,
13.25%, 7/15/15		1,000	1,122,500
Tyson Foods, Inc., 3.25%, 10/15/13		4,000	5,160,000
Valero Energy Corp., 6.13%, 2/01/20		3,000	3,296,808
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		1,915	1,869,337
Verizon Communications, Inc., 6.40%, 2/15/38		3,368	3,650,178
Wal-Mart Stores, Inc., 5.63%, 4/15/41		4,050	4,178,373
WEA Finance LLC, 4.63%, 5/10/21 (b)		1,900	1,843,868
WellPoint, Inc., 5.25%, 1/15/16		2,110	2,353,152
Western Gas Partners LP, 5.38%, 6/01/21		4,995	5,143,601
Williams Partners LP:
4.13%, 11/15/20		2,625	2,519,719
7.38%, 11/15/20		7,510	8,906,147
Yum! Brands, Inc.:
6.25%, 4/15/16		1,645	1,886,859
5.30%, 9/15/19		1,087	1,168,386

			423,080,598

Total Corporate Bonds – 20.4%			596,618,185

Exchange-Traded Funds – 0.1%	Shares
iShares JPMorgan USD Emerging Markets Bond

Fund (a)		35,500	3,880,860

Floating Rate Loan Interests (c)	Par (000)
United States – 2.7%
Affinion Group, Inc., Tranche B Term Loan,
5.00%, 10/09/16	USD	1,496	1,493,974
Avaya, Inc.:
Extended Term B-3 Loan, 4.81%,
10/26/17		1,657	1,597,364
Term B-1 Loan, 2.75%, 10/24/14		330	317,044
Booz Allen Hamilton, Inc., Tranche B Term Loan,
4.00%, 8/03/17		998	1,000,350
Caesar’s Entertainment Operating Co., Inc. (FKA
Harrah’s Operating Co., Inc.):
Term B-1 Loan, 3.30%, 1/28/15		2,500	2,244,533
Term B-3 Loan, 3.25%, 1/28/15		2,481	2,226,054
Calpine Corp., Term Loan, 4.50%, 4/01/18		1,496	1,480,726
Coinmach Service Corp., Term Loan,
3.19%–3.26%, 11/14/14		992	950,116
Del Monte Foods Co., Initial Term Loan, 3.31%,
3/08/18		4,000	3,986,876
Delta Air Lines, Inc., Term Loan, 5.50%,
4/20/17		2,000	1,977,084
Emergency Medical Services Corp., Initial Term
Loan, 5.25%, 5/25/18		998	993,403
First Data Corp.:
2018 Dollar Term Loan, 4.19%, 3/24/18		2,531	2,318,623
Non Extending B-2 Term Loan, 2.94%,
9/24/14		285	263,902
General Nutrition Centers, Inc., Tranche B Term
Loan, 4.25%, 3/02/18		1,938	1,936,047
Goodman Global, Inc., Initial Term Loan (First
Lien), 5.75%, 10/28/16		1,489	1,491,232
Intelsat Jackson Holdings S.A. (FKA Intelsat
Jackson Holdings Ltd.), Tranche B Term Loan,
5.25%, 4/02/18		8,725	8,748,627
Interactive Data Corp., Term B Loan, 3.81%,
2/11/18		1,496	1,495,783
inVentiv Health, Inc. (FKA Ventive Health, Inc.),
Consolidated Term Loan, 4.75%, 8/04/16		2,494	2,475,836
iStar Financial, Inc., Tranche A-1 Loan, 5.00%,
6/28/13		2,522	2,479,855
KAR Auction Services, Inc., Term Loan , 5.00%,
5/19/17		2,000	2,003,750
Laureate Education, Inc., Extended Term Loan,
5.25%, 6/15/18		1,489	1,440,190
Level 3 Financing, Inc., Tranche A Term Loan,
2.53%, 3/13/14		1,000	966,667
MedAssets, Inc., Term Loan, 3.75%, 11/16/16		956	957,621
MEG Energy Corp., Initial Term Loan, 4.00%,
3/18/18		1,500	1,500,000
MetroPCS Wireless, Inc., Tranche B-3 Term Loan,
4.06%, 3/19/18		1,990	1,982,546
Novelis, Inc., Term Loan, 3.75%, 3/10/17		997	998,602
Nuveen Investments, Inc.:
Extended First-Lien Term Loan, 5.80%,
5/13/17		539	538,615
Non-Extended First-Lien Term Loan,
3.00%, 11/13/14		461	454,603
Pierre Foods, Inc., Loan (First Lien), 7.00%,
9/30/16		1,489	1,496,194
Realogy Corp.:
Extended Synthetic Commitment,
0.04%–4.40%, 10/10/16		171	152,094
Extended Term B Loan, 4.56%, 10/10/16		2,874	2,555,368
Seaworld Parks & Entertainment, Inc. (FKA SW
Acquisitions Co., Inc.), Term B Loan, 3.31%,
8/17/17		1,886	1,888,007
Sequa Corp., Term Loan, 3.25%, 12/03/14		1,000	986,667
Springleaf Financial Funding Co. (FKA American
General Finance Corp.), Initial Loan, 5.50%,
5/10/17		2,500	2,447,395
Styron S.à.r.l., Term Loan, 2.76%, 8/02/17		2,312	2,308,802
The AES Corp., Initial Term Loan, 4.25%,
5/28/18		1,995	1,996,995
Toys “R” Us-Delaware, Inc., Initial Loan, 6.00%,
9/01/16		997	995,929
U.S. Foodservice, Inc.:
Term Loan 2011, 5.75%, 3/31/17		1,247	1,208,430
Term Loan, 2.50%, 7/03/14		992	927,614
UPC Financing Partnership, Facility U, 4.00%,
12/31/17	EUR	1,950	2,773,388

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
United States (concluded)
VML U.S. Finance LLC (AKA Venetian Macau):
Term B Delayed Draw Project Loan, 4.69%, 5/25/12	USD	726	$724,266
Term B Funded Project Loan, 4.69%, 5/27/13		1,256	1,253,893
Vodafone Americas Finance 2, Inc., Initial Loan, 6.88%, 7/11/16		5,000	5,000,000
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 4.00%, 4/02/18		1,000	999,788

Total Floating Rate Loan Interests – 2.7%			78,034,853

Foreign Agency Obligations
Brazil – 0.4%
Petrobras International Finance Co.:
3.88%, 1/27/16		5,420	5,519,283
5.88%, 3/01/18		4,800	5,164,656
5.75%, 1/20/20		410	437,370

			11,121,309

Canada – 1.1%
CDP Financial, Inc., 3.00%, 11/25/14 (b)		2,000	2,080,482
Hydro Quebec:
9.40%, 2/01/21		3,030	4,341,796
8.40%, 1/15/22		3,800	5,241,458
8.05%, 7/07/24		14,670	20,216,390

			31,880,126

India – 0.2%
Bank of India, 6.25%, 2/16/21		5,000	5,126,325

Japan – 0.1%
Japan Finance Corp., 1.88%, 9/24/15		2,340	2,314,723

Luxembourg – 0.0%
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17		1,370	1,445,350

Total Foreign Agency Obligations – 1.8%			51,887,833

Foreign Government Obligations
Belgium – 0.3%
Belgium Government Bond, 3.50%, 6/28/17	EUR	5,120	7,346,700

Canada – 0.2%
Canadian Government Bond, 3.50%, 6/01/20	CAD	6,300	6,776,656

Germany – 0.9%
Bundesrepublik Deutschland:
3.75%, 1/04/17	EUR	10,095	15,636,285
3.25%, 7/04/21		7,585	11,206,789

			26,843,074

Greece – 0.0%
Hellenic Republic Government Bond:
4.60%, 5/20/13		800	819,977
3.60%, 7/20/16		800	611,619

			1,431,596

Ireland – 0.1%
Ireland Government Bond, 4.60%, 4/18/16		1,600	1,641,579

Mexico – 0.0%
United Mexican States, 5.63%, 1/15/17	USD	130	147,745

Poland – 0.3%
Republic of Poland, 5.13%, 4/21/21		8,365	8,647,319

Portugal – 0.0%
Portugal Obrigacoes do Tesouro OT, 3.35%, 10/15/15	EUR	630	648,656

Spain – 1.2%
Spain Government Bond:
3.15%, 1/31/16		1,500	2,047,333
3.25%, 4/30/16		24,768	33,710,024

			35,757,357

Total Foreign Government Obligations – 3.0%			89,240,682

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 6.6%
United Kingdom – 0.0%
Arkle Master Issuer Plc, Series 2010-1A, Class 2A, 1.41%, 2/17/15 (b)(c)	USD	430	429,307

United States – 6.6%
Adjustable Rate Mortgage Trust, Series 2007-1,
Class 3A21, 5.75%, 3/25/37 (c)		198	177,635
American Home Mortgage Investment Trust:
Series 2005-4, Class 5A 2.15%, 11/25/45 (c)		2,169	1,568,796
Series 2006-1, Class 2A3, 2.15%, 12/25/35 (c)		3,794	2,537,538
Banc of America Funding Corp.:
Series 2005-H, Class 2A1, 3.23%, 11/20/35 (c)		637	423,062
Series 2006-F, Class 1A1, 2.84%, 7/20/36 (c)		4,184	3,497,870
Banc of America Mortgage Securities, Inc.,
Series 2006-B, Class 3A1, 6.12%, 11/20/36 (c)		2,022	1,613,189
BCAP LLC Trust:
Series 2010-RR11, Class 4A1, 5.54%, 3/27/47 (b)(c)		10,002	8,876,676
Series 2010-RR2, Class 1A1, 2.96%, 7/25/36 (c)		10,162	8,866,126
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2005-1, Class 4A1, 5.24%, 3/25/35 (c)		893	771,697
Series 2005-12, Class 23A1, 5.65%, 2/25/36 (c)		13,256	8,483,228
Series 2007-4, Class 22A1 5.76%, 6/25/47 (c)		1,966	1,565,750
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1, 2.66%, 10/25/35 (c)		948	778,511
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 1A1, 5.50%, 11/25/35		4,661	3,630,056
Series 2006-25CB, Class A2, 6.00%, 10/25/36		466	351,735
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37		1,481	1,081,112
Series 2006-43CB, Class 1A7, 6.00%, 2/25/37		941	676,324
Series 2006-4CB, Class 2A3, 5.50%, 4/25/36		139	123,283
See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	27

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Series 2006-OA10, Class 1A1, 1.12%,
8/25/46 (c)	USD	4,181	$2,370,497
Series 2006-OA21, Class A1, 0.38%,
3/20/47 (c)		15,372	7,794,818
Series 2007-25, Class 2A1, 6.00%,
11/25/22		869	816,268
Series 2007-2CB, Class 1A15, 5.75%,
3/25/37		1,224	917,410
Series 2007-HY5R, Class 2A1A, 5.54%,
3/25/47 (c)		2,175	2,153,397
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-1, Class A2, 6.00%, 3/25/36		559	465,305
Series 2006-10, Class 1A4, 0.69%,
5/25/36 (c)		3,196	2,209,115
Series 2006-17, Class A6, 6.00%,
12/25/36		3,700	3,228,315
Series 2006-6, Class A1, 6.00%, 4/25/36		910	856,476
Series 2007-10, Class A22, 6.00%,
7/25/37		974	800,695
Series 2007-11, Class A1, 6.00%, 8/25/37		2,445	2,076,449
Credit Suisse Mortgage Capital Certificates:
Series 2006-3, Class 4A3, 5.50%, 4/25/36		3,469	3,131,929
Series 2006-5, Class 3A3, 6.50%, 6/25/36		6,973	4,010,515
Series 2006-8, Class 3A1, 6.00%,
10/25/21		2,228	1,834,099
Series 2010-20R, Class 9A1, 3.06%,
1/27/36 (b)(c)		3,950	3,663,267
Series 2011-2R, Class 1A1, 5.07%,
3/27/37 (b)(c)		4,724	4,519,994
Series 2011-2R, Class 2A1, 3.69%,
7/27/36 (b)(c)		6,469	6,410,459
Series 2011-4R, Class 1A1, 6.25%,
9/27/37 (b)(c)		4,005	3,567,214
Series 2011-4R, Class 2A1, 5.01%,
8/27/37 (b)(c)		4,899	4,458,057
Series 2011-4R, Class 5A1, 5.61%,
5/27/36 (b)(c)		8,344	7,697,644
Series 2011-4R, Class 6A1, 2.79%,
5/27/36 (b)(c)		4,896	4,382,275
Series 2011-5R, Class 1A1, 6.16%,
7/25/36		5,092	4,607,929
Series 2011-5R, Class 2A1, 4.74%,
8/25/46		10,413	8,941,420
Series 2011-5R, Class 3A1, 5.88%,
9/20/37		4,130	3,965,194
Series 2011-6R, Class 5A1, 3.19%,
9/28/36 (b)(c)		7,231	6,363,100
Series 2011-6R, Class 6A1, 3.19%,
8/28/36 (b)(c)		7,232	6,364,125
First Horizon Alternative Mortgage Securities,
Series 2005-AA7, Class 2A1, 2.37%,
9/25/35 (c)		5,049	3,551,640
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR3, Class 5A1, 5.11%,
6/19/35 (c)		4,976	4,760,178
GSR Mortgage Loan Trust:
Series 2005-AR1, Class 2A1, 2.92%,
1/25/35 (c)		4,251	3,973,576
Series 2005-AR2, Class 2A1, 2.73%,
4/25/35 (c)		2,423	2,124,908
Series 2007-4F, Class 1A1, 5.00%,
7/25/37		1,706	1,511,138
Harborview Mortgage Loan Trust:
Series 2005-8, Class 1A2A, 0.52%,
9/19/35 (c)		552	367,031
Series 2006-11, Class A1A, 0.36%,
12/19/36 (c)		571	348,726
IndyMac INDA Mortgage Loan Trust:
Series 2006-AR2, Class 4A1, 5.51%,
9/25/36 (c)		7,199	5,534,889
Series 2007-AR7, Class 1A1, 5.84%,
11/25/37 (c)		6,110	4,913,932
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36		2,154	2,094,333
Series 2007-A1, Class 4A1, 2.93%,
7/25/35 (c)		480	438,673
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		2,379	2,324,983
Series 2007-S1, Class 2A22 5.75%,
3/25/37		2,419	2,125,152
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A7, Class 2A1, 5.27%,
9/25/35 (c)		498	436,919
Residential Funding Mortgage Securities I,
Series 2007-S6, Class 1A16, 6.00%,
6/25/37		2,410	1,968,409
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-11, Class 1A1, 2.63%,
5/25/35 (c)		3,703	2,562,825
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A3, 0.38%,
7/25/46 (c)		8,259	4,368,042
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1, 0.31%,
8/25/11 (c)		303	301,099
WaMu Mortgage Pass-Through Certificates:
Series 2006-AR10, Class 3A2, 5.96%,
8/25/46 (c)		1,162	1,010,927
Series 2007-OA4, Class 1A, 1.05%,
5/25/47 (c)		901	600,864
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-2,
Class 4CB, 6.00%, 3/25/36		4,603	2,756,207
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR16, Class 3A2, 2.79%,
10/25/35 (c)		665	633,331
Series 2005-AR2, Class 3A1, 4.87%,
3/25/35 (c)		499	459,921
Series 2006-AR18, Class 2A1, 5.42%,
11/25/36 (c)		1,785	1,438,670
Series 2006-AR4, Class 2A4, 5.62%,
4/25/36 (c)		500	466,792

			193,701,719

Commercial Mortgage-Backed Securities – 7.0%
United Kingdom – 0.0%
Titan Europe Plc/Ireland, Series 2006-4FSX,
Class A1, 4.82%, 9/03/14 (c)	GBP	717	1,099,619

United States – 7.0%
Banc of America Commercial Mortgage, Inc.:
Series 2005-3, Class A2, 4.50%, 7/10/43	USD	1,047	1,047,371
Series 2006-1, Class AM, 5.42%,
9/10/45 (c)		6,850	7,063,645

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2006-2, Class AJ, 5.96%, 5/10/45 (c)	USD	2,000	$1,866,999
Series 2006-3, Class AM, 6.08%, 7/10/44 (c)		1,823	1,846,855
Series 2006-4, Class AM, 5.68%, 7/10/46		1,700	1,689,384
Series 2007-1, Class A4, 5.45%, 1/15/49		3,275	3,541,849
Series 2007-2, Class A4, 5.82%, 4/10/49 (c)		2,300	2,484,979
Series 2007-3, Class A2, 5.80%, 7/10/12 (c)		2,631	2,710,063
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%,
12/11/40 (c)		220	220,757
Series 2007-PW17, Class A4, 5.69%,
6/11/50 (c)		3,580	3,888,148
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class A5, 5.62%,
10/15/48		890	966,033
Series 2007-CD4, Class A4, 5.32%,
12/11/49		8,380	8,891,538
Series 2007-CD5, Class A4, 5.89%,
8/15/17 (c)		1,250	1,363,512
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C3, Class AJ, 4.77%, 7/15/37		3,640	3,336,704
Credit Suisse Mortgage Capital Certificates:
Series 2007-C2, Class A2, 5.45%,
1/15/49 (c)		467	471,825
Series 2007-C3, Class A2, 5.90%,
6/15/39 (c)		406	414,523
Series 2007-C4, Class A3, 5.99%,
7/15/14 (c)		5,325	5,604,884
Series 2010-RR1, Class 2A, 5.70%,
9/15/40 (b)(c)		4,285	4,676,929
Series 2010-RR2, Class 2A, 5.99%,
6/15/17 (b)(c)		4,720	5,107,920
DBUBS Mortgage Trust:
Series 2011-LC2A, Class A4, 4.54%,
5/10/21 (b)(c)		5,810	5,857,206
Series 2011-LC2A, Class C, 5.45%,
5/10/21 (b)		5,000	4,651,530
Deutsche ALT-A Securities, Inc. Alternate Loan Trust,
Series 2005-1, Class 1A1, 0.69%,
2/25/35 (c)		287	226,954
Extended Stay America Trust:
Series 2010-ESHA, Class B, 4.22%,
11/05/27 (b)		2,700	2,732,423
Series 2010-ESHA, Class D, 5.50%,
11/05/27 (b)		4,000	3,993,282
GE Capital Commercial Mortgage Corp.:
Series 07-C1, Class A4, 5.54%, 12/10/49		7,960	8,496,192
Series 2005-C3, Series A7B, 5.04%,
7/10/45 (c)		2,250	2,292,249
Series 2007-C1, Class A2, 5.42%,
12/10/49		3,853	3,901,536
Series 2007-C1, Class AAB, 5.48%,
12/10/49		1,856	1,970,728
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AM, 6.08%,
7/10/38 (c)		1,820	1,870,029
Series 2007-GG11, Class A2, 5.60%,
7/10/13		1,000	1,043,751
Series 2007-GG9, Class A4, 5.44%,
1/10/17		2,000	2,145,392
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class AM, 5.62%,
4/10/38 (c)		8,400	8,356,571
Series 2010-C2, Class C, 5.23%, 12/10/43		3,200	3,064,180
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB14, Class AM, 5.62%,
12/12/44 (c)		1,360	1,338,213
Series 2006-CB16, Class AJ, 5.62%,
5/12/45		3,550	2,937,922
Series 2007-CB18, Class A3, 5.45%,
6/12/47		3,145	3,303,334
Series 2007-CB19, Class AM, 5.93%,
2/12/49 (c)		6,000	5,816,988
Series 2007-LD11, Class A2, 5.99%,
6/15/49 (c)		500	513,843
Series 2010-C2, Class A3, 4.07%,
9/15/20 (b)		1,500	1,450,057
LB-UBS Commercial Mortgage Trust:
Series 2004-C8, Class C, 4.93%,
12/15/39 (c)		6,000	5,973,697
Series 2005-C2, Class A5, 5.15%,
4/15/30 (c)		3,000	3,240,032
Series 2006-C7, Class AM, 5.38%,
11/15/38		1,000	975,586
Series 2007-C1, Class A4, 5.42%, 1/15/17		2,500	2,694,418
Series 2007-C2, Class A3, 5.43%, 2/15/40		4,215	4,492,288
Series 2007-C7, Class A3, 5.87%,
9/15/45 (c)		2,600	2,827,123
Merrill Lynch Mortgage Trust, Series 2007-C1,
Class A4, 6.02%, 6/12/17 (c)		4,583	4,999,185
Merrill Lynch/Countrywide Commercial Mortgage Trust,
5.20%, 12/12/49 (c)		5,000	4,792,850
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (b)(c)		1,950	2,065,638
Series 2004-HQ4, Class A7, 4.97%,
4/14/40		2,000	2,127,334
Series 2007-HQ12, Class A2FL, 0.44%,
6/12/12 (c)		2,776	2,592,290
Series 2007-HQ12, Class A2FX, 5.78%,
6/12/12 (c)		5,552	5,855,694
Series 2007-IQ15, Class A2, 6.03%,
8/11/12 (c)		150	154,516
Morgan Stanley Reremic Trust:
Series 2010-GG10, Class A4A, 5.99%,
8/15/45 (b)(c)		6,485	7,096,864
Series 2011-IO, Class A, 2.50%, 2/23/51		3,000	2,991,094
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class F, 5.55%,
2/11/36 (b)(c)		3,000	2,811,118
RBSCF Trust:
Series 2010-MB1, Class C, 4.83%,
4/15/15 (b)(c)		2,000	2,100,422
Series 2010-RR3, Class WBTA, 6.10%,
4/16/17 (b)(c)		1,050	1,173,040

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	29

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A3, 6.10%,
2/15/51 (c)	USD	6,500	$6,910,001
Series 2007-C33, Class A4, 6.10%,
7/15/17 (c)		10,140	11,031,730
Series 2007-C34, Class A3, 5.68%,
5/15/46		3,400	3,669,849

			203,731,067

Total Non-Agency Mortgage-Backed Securities – 13.6%			398,961,712

Preferred Securities	Par (000)/ Shares
Capital Trusts
Ireland – 0.1%
XL Group Plc, 6.50% (c)(g)		4,960	4,550,800

Jersey – 0.2%
Swiss Re Capital I LP, 6.85% (b)(c)(g)		5,040	4,845,884

United Kingdom – 0.0%
Barclays Bank Plc, 5.93% (b)(c)(g)		1,170	1,088,100

United States – 0.6%
ABN Amro North American Holding Preferred
Capital Repackage Trust I, 6.52% (b)(c)(g)		5,155	4,768,375
American International Group, Inc., 8.18%,
5/15/68 (c)		640	699,264
Credit Suisse AG/Guernsey, 5.86% (c)(g)		4,498	4,297,839
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (c)		1,750	1,719,375
Genworth Financial, Inc., 6.15%, 11/15/66 (c)		505	367,388
Liberty Mutual Group, Inc., 10.75%,
6/15/88 (b)(c)		2,400	3,186,000
State Street Capital Trust IV, 1.25%,
6/15/37 (c)		380	307,652
SunTrust Capital VIII, 6.10%, 12/15/66 (c)		320	313,600
UBS Preferred Funding Trust V, 6.24% (c)(g)		325	318,500
Wachovia Capital Trust III, 5.57% (c)(g)		320	292,800

			16,270,793

Total Capital Trusts – 0.9%			26,755,577

Preferred Stocks
United States – 0.3%
Citigroup Capital XIII, 0.05%		24	666,720
Fannie Mae, 0.05%		50	107,500
Freddie Mac, 0.05%		60	176,400
GMAC Capital Trust I, 0.05%		287	7,336,960

Total Preferred Stocks – 0.3%			8,287,580

Total Preferred Securities – 1.2%			35,043,157

Taxable Municipal Bonds	Par (000)
Allegheny County Hospital Development
Authority Health System RB, West Penn,
Series A, 5.00%, 11/15/13	USD	5,000	4,927,750
Broward County School Board, Series A, 5.25%,
7/01/23		5,000	5,303,100
California Statewide Communities Development
Authority RB, 5.00%, 4/01/19		5,000	5,630,450
City of Houston, TX GO, 5.00%, 3/01/20		5,000	5,719,500
City of Tampa, FL RB, 5.00%, 11/15/16		1,875	2,055,394
County of Wayne, MI GO, 5.00%, 9/15/13		5,000	5,011,100
Los Angeles Department of Airports RB (NPFGC),
5.00%, 5/15/24		2,700	2,571,129
Los Angeles Unified School District GO, Series D,
5.25%, 7/01/24		4,430	4,793,437
New Jersey Economic Development Authority RB,
Series I (NPFGC), 5.50%, 9/01/18		5,000	5,654,700
New Jersey Transportation Trust Fund Authority
RB, Series B (AMBAC), 5.25%, 12/15/15		5,000	5,637,350
New York State Dormitory Authority RB:
5.00%, 3/15/17		5,000	5,847,000
5.25%, 7/01/24		3,760	3,876,974
Series A, 5.00%, 7/01/26		2,925	2,968,787
New York State Urban Development Corp. RB,
Series A-2, 5.00%, 1/01/20		5,000	5,676,100
State of Illinois GO:
(AGM), 5.00%, 1/01/17		1,950	2,119,182
(AGM, FGIC), 5.00%, 4/01/23		5,000	5,036,900
Tarrant County Cultural Education Facilities
Finance Corp, 5.00%, 11/15/30		5,000	5,027,800
Wisconsin Health & Educational Facilities
Authority RB, Series B, 5.13%, 8/15/27		6,900	7,456,968

Total Taxable Municipal Bonds – 2.9%			85,313,621

U.S. Government Sponsored Agency Securities
Agency Obligations – 0.3%
Fannie Mae, 4.36%, 10/09/19 (c)(h)		7,230	5,061,217
Freddie Mac, 3.53%, 9/30/19		4,160	4,176,120

			9,237,337

Collateralized Mortgage Obligations – 0.5%
Freddie Mac, Series K013, Class A2, 3.97%,
1/25/21 (c)		13,120	13,276,292

Interest Only Collateralized Mortgage Obligations – 3.1%
Fannie Mae:
Series 2010-134, Class SV, 5.83%,
12/25/40 (c)		37,009	5,412,800
Series 2010-150, Class SN, 6.34%,
1/25/41 (c)		81,190	12,708,211
Freddie Mac, Series 3572, Class WS, 6.54%,
9/15/39 (c)		24,391	4,007,757
Ginnie Mae:
Series 2009-42, Class TI, 4.50%,
12/20/34		22,332	2,581,040
Series 2009-108, Class WI, 5.00%,
9/20/38		17,374	3,632,960
Series 2010-58, Class VI, 5.00%,
3/20/38		25,886	3,941,914
Series 2010-87, Class HI, 4.50%,
11/20/38		33,114	5,895,606
Series 2010-92, Class PI, 4.50%,
11/20/37		25,937	4,855,341
Series 2010-98, Class HI, 5.00%,
3/20/38		12,469	2,297,879
Series 2010-104, Class PI, 4.50%,
2/20/39		48,233	8,548,050
Series 2010-121, Class PI, 4.50%,
2/20/39		28,520	5,828,888
Series 2010-158, Class AI, 4.50%,
10/16/39		18,842	3,641,659

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Series 2010-158, Class MI, 4.50%,
11/16/39	USD	35,777	$6,987,777
Series 2010-165, Class IP, 4.00%,
4/20/38		27,468	4,688,452
Series 2011-7, Class DI, 4.50%,
12/20/40		26,809	4,185,321
Series 2011-25, Class IO, 5.00%,
3/20/38		15,930	2,830,052
Series 2011-41, Class AI, 4.50%,
12/20/39		22,691	4,553,224
Series 2011-71, Class IK, 4.00%,
4/16/39		26,403	5,288,324

			91,885,255

Mortgage-Backed Securities – 56.9%
Fannie Mae Mortgage-Backed Securities:
4.00%, 3/01/26-7/01/41 (i)		285,014	290,416,818
5.50%, 2/01/33-7/01/41 (i)		29,556	32,070,559
5.00%, 3/01/40-7/01/41 (i)		381,959	405,954,751
4.50%, 8/01/40-7/01/41 (i)		563,427	584,985,322
3.50%, 7/01/41 (i)		95,100	90,939,375
Freddie Mac Mortgage-Backed Securities:
4.00%, 6/01/25-6/01/26		74,096	77,501,958
5.00%, 7/01/38-7/01/41 (i)		85,751	91,125,865
4.50%, 2/01/41-5/01/41		88,384	91,458,778

			1,664,453,426

Total U.S. Government Sponsored Agency Securities – 60.8%			1,778,852,310

U.S. Treasury Obligations
U.S. Treasury Bonds:
4.75%, 2/15/41		1,610	1,711,380
4.38%, 5/15/41 (f)		4,120	4,113,573
U.S. Treasury Inflation Indexed Bonds, 2.13%,
2/15/41 (j)		12,400	13,833,327
U.S. Treasury Inflation Indexed Notes, 1.13%,
1/15/21		95	101,405
U.S. Treasury Notes:
0.50%, 5/31/13 (f)		50,760	50,813,552
1.00%, 5/15/14		25	25,165
1.75%, 5/31/16 (f)		467,625	468,354,495
1.50%, 6/30/16 (f)		520,390	514,046,446
2.38%, 5/31/18 (f)		98,340	97,817,815
3.63%, 2/15/21		27,000	28,153,818
3.13%, 5/15/21 (f)		43,202	43,080,702

Total U.S. Treasury Obligations – 41.8%			1,222,051,678

Total Long-Term Investments
(Cost – $4,870,502,901) – 166.8%			4,880,011,417

Short-Term Securities
Borrowed Bond Agreements – 9.4%
Barclays Bank Plc, 0.00%, Open	EUR	5,921	8,586,531
Barclays Bank Plc, 0.00%, Open		1,170	1,697,138
Barclays Bank Plc, 0.00%, Open		3,821	5,541,686
Barclays Bank Plc, 0.00%, Open		3,811	5,526,821
Barclays Bank Plc, 0.10%, Open		1,088	1,577,047
Barclays Bank Plc, 0.65%, Open		2,336	3,386,953
Barclays Bank Plc, 0.80%, 7/15/11		10,441	15,141,100
Barclays Bank Plc, 0.92%, Open		4,025	5,836,376
Barclays Bank Plc, 1.03%, 7/01/11		10,404	15,087,535
BNP Paribas, 0.00%, Open	USD	6,749	6,749,387
BNP Paribas, 0.06%, Open		20,670	20,669,687
Citibank, N.A., 0.00%, Open	EUR	1,358	1,969,043
Citibank, N.A., 0.00%, Open		1,896	2,749,471
Citibank, N.A., 0.15%, Open		1,302	1,887,983
Citibank, N.A., 0.35%, Open		1,299	1,884,147
Citibank, N.A., 0.45%, Open		1,273	1,846,624
Credit Suisse International, 0.00%, Open	USD	57,998	57,997,500
Credit Suisse International, 0.00%, Open		11,429	11,429,000
Credit Suisse International, 0.15%, Open	EUR	687	996,530
Deutsche Bank AG, 0.00%, Open	USD	99,782	99,781,875
UBS AG, 0.75%, Open	EUR	4,029	5,842,179

Total Short-Term Securities (Cost – $274,896,857) – 9.4%			276,184,613

Options Purchased	Contracts
Exchange-Traded Call Options Purchased – 0.0%
U.S. Treasury Notes (10 Year), Strike Price USD
121.50, Expires 8/26/11		396	748,687
Volatility S&P 500 Index, Strike Price USD 25,
Expires 7/20/11		5,000	150,000

			898,687

Exchange-Traded Put Options Purchased – 0.2%
Advanced Micro Devices, Inc., Strike Price USD
8, Expires 10/22/11		1,300	170,300
AK Steel Holding Corp., Strike Price USD 13,
Expires 9/17/11		1,500	43,500
AK Steel Holding Corp., Strike Price USD 15,
Expires 7/16/11		500	9,500
Assured Guaranty Ltd., Strike Price USD 15,
Expires 10/22/11		1,375	173,938
Boyd Gaming Corp., Strike Price USD 10, Expires
9/17/11		225	36,000
Boyd Gaming Corp., Strike Price USD 9, Expires
9/17/11		1,220	115,900
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
98.25, Expires 9/16/11		1,496	28,050
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
98.50, Expires 9/16/11		1,287	56,306
Euro Dollar (2 Year) Mid-Curve, Strike Price USD
98.125, Expires 8/12/11		167	75,150
GBP Sterling (1 Year) Mid-Curve, Strike Price
USD 97.125, Expires 12/21/11		5,000	20,062
iShares Russell 2000 Index, Strike Price USD
80, Expires 8/20/11		905	152,492
MBIA, Inc., Strike Price USD 8, Expires 8/20/11		1,950	92,625
Royal Caribbean Cruises Ltd., Strike Price USD
33, Expires 7/16/11		1,200	16,800
S&P 500 Index, Strike Price USD 1,250, Expires
12/17/11		400	1,750,000
SUPERVALU, Inc., Strike Price USD 9, Expires
10/22/11		2,700	209,250
U.S. Treasury Notes (5 Year), Strike Price USD
116, Expires 8/26/11		429	83,789
U.S. Treasury Notes (5 Year), Strike Price USD
117, Expires 8/26/11		719	230,305

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	31

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Contracts		Value
Exchange-Traded Put Options Purchased (concluded)
U.S. Treasury Notes (5 Year), Strike Price USD 119, Expires 8/26/11		165	$140,508
U.S. Treasury Notes (10 Year), Strike Price USD 121.50, Expires 8/26/11		396	420,750

			3,825,225

Over-the-Counter Call Options Purchased – 0.0%
HKD Currency, Strike Price USD 7.70, Expires 11/10/11, Broker HSBC Securities, Inc.		8,961	11,861
HKD Currency, Strike Price USD 7.70, Expires 11/10/11, Broker HSBC Securities, Inc.		4,500	5,956
USD Currency, Strike Price ILS 4, Expires 7/15/11, Broker HSBC Securities, Inc.		1,144	11
USD Currency, Strike Price JPY 86, Expires 8/24/11, Broker BNP Paribas		23,240	197,540
USD Currency, Strike Price SEK 7, Expires 9/26/11, Broker Deutsche Bank AG		2,295	124,389
USD Currency, Strike Price TWD 29.20, Expires 7/05/11, Broker UBS AG		4,463	4,909
USD Currency, Strike Price TWD 29.20, Expires 7/05/11, Broker UBS AG		742	816

			345,482

Over-the-Counter Put Options Purchased – 0.1%
EUR Currency, Strike Price GBP 0.87, Expires 7/07/11, Broker UBS AG		1,382	1,202
EUR Currency, Strike Price USD 1.40, Expires 8/05/11, Broker UBS AG		2,545	203,724
EUR Currency, Strike Price USD 1.44, Expires 8/05/11, Broker Deutsche Bank AG		10,179	2,757,384

			2,962,310

	Notional Amount (000)
Over-the-Counter Call Swaptions Purchased – 0.6%
Receive a fixed rate of 1.758% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	37,500	524,020
Receive a fixed rate of 150% on iTraxx.SOV.WE Series 5 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker BNP Paribas		31,250	77,824
Receive a fixed rate of 160% on iTraxx Sub Financials Series 15 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker Morgan Stanley Capital Services, Inc.	EUR	98,000	1,375,592
Receive a fixed rate of 160% on iTraxx.SOV.WE Series 5 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker BNP Paribas	USD	62,500	203,131
Receive a fixed rate of 170% on iTraxx.SOV.WE Series 5 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker BNP Paribas		31,250	133,107
Receive a fixed rate of 2.950% and pay a floating rate based on 3-month LIBOR, Expires 10/27/11, Broker Citibank, N.A.		84,300	502,720
Receive a fixed rate of 3.150% and pay a floating rate based on 3-month LIBOR, Expires 6/11/12, Broker Deutsche Bank AG		10,300	163,596
Receive a fixed rate of 3.515% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America, N.A.		37,100	1,031,496
Receive a fixed rate of 3.535% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank, N.A.		22,000	594,477
Receive a fixed rate of 3.550% and pay a floating rate based on 3-month LIBOR, Expires 6/28/12, Broker The Bank of New York Mellon Corp.		13,700	398,404
Receive a fixed rate of 3.660% and pay a floating rate based on 3-month LIBOR, Expires 6/29/12, Broker The Bank of New York Mellon Corp.		25,100	843,060
Receive a fixed rate of 3.760% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		12,000	461,888
Receive a fixed rate of 3.790% and pay a floating rate based on 3-month LIBOR, Expires 5/10/12, Broker Citibank, N.A.		7,200	286,664
Receive a fixed rate of 3.800% and pay a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker The Bank of New York Mellon Corp.		19,700	794,277
Receive a fixed rate of 3.835% and pay a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.		29,700	1,250,057
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/02/12, Broker Credit Suisse International		23,400	1,013,775
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker The Bank of New York Mellon Corp.		19,600	845,128
Receive a fixed rate of 3.890% and pay a floating rate based on 3-month LIBOR, Expires 4/30/12, Broker Citibank, N.A.		15,400	695,833
Receive a fixed rate of 3.993% and pay a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc		6,000	259,278
Receive a fixed rate of 4.073% and pay a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		14,900	835,449
Receive a fixed rate of 4.140% and pay a floating rate based on 3-month LIBOR, Expires 4/10/12, Broker The Bank of New York Mellon Corp.		11,100	666,319
Receive a fixed rate of 4.190% and pay a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International		10,300	663,236
Receive a fixed rate of 4.460% and pay a floating rate based on 3-month LIBOR, Expires 5/27/14, Broker Morgan Stanley Capital Services, Inc.		12,000	688,736
Receive a fixed rate of 4.485% and pay a floating rate based on 3-month LIBOR, Expires 5/20/14, Broker Morgan Stanley Capital Services, Inc.		3,500	204,771

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Purchased (concluded)
Receive a fixed rate of 4.763% and pay a floating rate based on 3-month LIBOR, Expires 5/17/16, Broker Goldman Sachs Bank USA	USD	12,900	$805,328
Receive a fixed rate of 4.875% and pay a floating rate based on 3-month LIBOR, Expires 5/16/16, Broker Royal Bank of Scotland Plc		11,800	785,867

			16,104,033

Over-the-Counter Put Swaptions Purchased – 0.4%
Pay a fixed rate of 1.758% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		37,500	50,077
Pay a fixed rate of 2.300% and receive a floating rate based on 3-month LIBOR, Expires 10/13/11, Broker BNP Paribas		66,900	613,183
Pay a fixed rate of 2.500% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		21,300	8,837
Pay a fixed rate of 2.550% and receive a floating rate based on 3-month LIBOR, Expires 8/19/11, Broker Credit Suisse International		86,000	132,140
Pay a fixed rate of 3.515% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Bank of America, N.A.		37,100	1,031,496
Pay a fixed rate of 3.535% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank, N.A.		22,000	471,122
Pay a fixed rate of 3.550% and receive a floating rate based on 3-month LIBOR, Expires 6/28/12, Broker The Bank of New York Mellon Corp.		13,700	631,725
Pay a fixed rate of 3.660% and receive a floating rate based on 3-month LIBOR, Expires 6/29/12, Broker The Bank of New York Mellon Corp.		25,100	1,037,982
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 10/24/11, Broker Credit Suisse International		73,400	722,605
Pay a fixed rate of 3.750% and receive a floating rate based on 3-month LIBOR, Expires 8/03/11, Broker JPMorgan Chase Bank, N.A.		55,600	60,903
Pay a fixed rate of 3.760% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank, N.A.		12,000	378,699
Pay a fixed rate of 3.790% and receive a floating rate based on 3-month LIBOR, Expires 5/10/12, Broker Citibank, N.A.		7,200	221,992
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, Expires 5/04/12, Broker The Bank of New York Mellon Corp.		19,700	588,143
Pay a fixed rate of 3.835% and receive a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker Morgan Stanley Capital Services, Inc.		29,700	847,803
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/02/12, Broker Credit Suisse International		23,400	645,426
Pay a fixed rate of 3.855% and receive a floating rate based on 3-month LIBOR, Expires 5/03/12, Broker The Bank of New York Mellon Corp.		19,600	546,176
Pay a fixed rate of 3.890% and receive a floating rate based on 3-month LIBOR, Expires 4/30/12, Broker Citibank, N.A.		15,400	404,134
Pay a fixed rate of 3.993% and receive a floating rate based on 3-month LIBOR, Expires 6/03/13, Broker Royal Bank of Scotland Plc		6,000	345,507
Pay a fixed rate of 4.073% and receive a floating rate based on 3-month LIBOR, Expires 3/29/12, Broker Royal Bank of Scotland Plc		14,900	267,826
Pay a fixed rate of 4.140% and receive a floating rate based on 3-month LIBOR, Expires 4/10/12, Broker The Bank of New York Mellon Corp.		11,100	192,008
Pay a fixed rate of 4.190% and receive a floating rate based on 3-month LIBOR, Expires 3/05/12, Broker Credit Suisse International		10,300	134,793
Pay a fixed rate of 4.460% and receive a floating rate based on 3-month LIBOR, Expires 5/27/14, Broker Morgan Stanley Capital Services, Inc.		12,000	745,697
Pay a fixed rate of 4.485% and receive a floating rate based on 3-month LIBOR, Expires 5/20/14, Broker Morgan Stanley Capital Services, Inc.		3,500	213,192
Pay a fixed rate of 4.763% and receive a floating rate based on 3-month LIBOR, Expires 5/17/16, Broker Goldman Sachs Bank USA		12,900	950,696
Pay a fixed rate of 4.875% and receive a floating rate based on 3-month LIBOR, Expires 5/16/16, Broker Royal Bank of Scotland Plc		11,800	823,855
Pay a fixed rate of 99% on CDX.NA.HY Series 16 Version 1 and receive a floating rate based on 3-month LIBOR, Expires 9/22/11, Broker BNP Paribas		75,000	1,031,731

			13,097,748

Total Options Purchased
(Cost – $45,190,433) – 1.3%			37,233,485

Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds
(Cost – $5,190,590,191*) – 177.5%			5,193,429,515

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	33

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments (i)	Par (000)		Value
Fannie Mae Mortgage-Backed Securities:
4.00%, 7/01/26-7/01/41	USD	243,000	$(248,491,426)
3.50%, 7/01/41		43,300	(41,405,625)
4.50%, 7/01/41		530,100	(548,487,844)
5.00%, 7/01/41		481,700	(511,656,695)
5.50%, 7/01/41		30,056	(32,497,690)
Freddie Mac Mortgage-Backed Securities:
4.00%, 7/01/26		79,300	(82,522,257)
4.50%, 7/01/41		94,500	(97,630,312)
5.00%, 7/01/41		93,100	(98,744,187)

Total TBA Sale Commitments
(Proceeds – $1,669,492,705) – (56.8)%			(1,661,436,036)

Options Written	Contracts
Exchange-Traded Call Options Written – (0.0)%
U.S. Treasury Bonds (30 Year), Strike Price USD
124, Expires 8/26/11		237	(392,531)
Volatility S&P 500 Index, Strike Price USD 30,
Expires 8/17/11		5,000	(287,500)

			(680,031)

Exchange-Traded Put Options Written – (0.0)%
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
97.75, Expires 9/16/11		1,496	(9,350)
Euro Dollar (1 Year) Mid-Curve, Strike Price USD
98, Expires 9/16/11		1,287	(8,044)
iShares Russell 2000 Index, Strike Price USD
75, Expires 8/20/11		905	(62,445)
SUPERVALU, Inc., Strike Price USD 7, Expires
10/22/11		3,750	(93,750)
U.S. Treasury Bonds (30 Year), Strike Price USD
124, Expires 8/26/11		237	(622,125)

			(795,714)

Over-the-Counter Call Options Written – (0.0)%
HKD Currency, Strike Price USD 7.30, Expires
11/10/11, Broker HSBC Securities, Inc.		8,961	(12)
HKD Currency, Strike Price USD 7.30, Expires
11/10/11, Broker HSBC Securities, Inc.		4,500	(6)
USD Currency, Strike Price ILS 4.20, Expires
7/15/11, Broker HSBC Securities, Inc.		1,144	(11)
			(29)
Over-the-Counter Put Options Written – (0.1)%
EUR Currency, Strike Price GBP 0.87, Expires
7/07/11, Broker Citibank, N.A.		1,382	(1,202)
EUR Currency, Strike Price USD 1.40, Expires
8/05/11, Broker Deutsche Bank AG		10,179	(1,300,458)
EUR Currency, Strike Price USD 1.44, Expires
8/05/11, Broker UBS AG		2,545	(471,296)

			(1,772,956)

	Notional Amount (000)
Over-the-Counter Call Swaptions Written – (1.0)%
Pay a fixed rate of 102% on CDX.NA.HY
Series 16 Version 1 and receive a floating
rate based on 3-month LIBOR, Expires
9/21/11, Broker Goldman Sachs Bank USA	USD	75,000	(781,044)
Pay a fixed rate of 102.50% on CDX.NA.HY
Series 16 Version 1 and receive a floating
rate based on 3-month LIBOR, Expires
9/21/11, Broker BNP Paribas		75,000	(641,190)
Pay a fixed rate of 120% on iTraxx.SOV.WE
Series 5 Version 1 and receive a floating rate
based on 3-month LIBOR, Expires 9/21/11,
Broker BNP Paribas		62,500	(48,794)
Pay a fixed rate of 130% on iTraxx.SOV.WE
Series 5 Version 1 and receive a floating rate
based on 3-month LIBOR, Expires 9/21/11,
Broker BNP Paribas		125,000	(154,504)
Pay a fixed rate of 140% on iTraxx Sub
Financials Series 15 Version 1 and receive a
floating rate based on 3-month LIBOR,
Expires 9/21/11, Broker Morgan Stanley
Capital Services, Inc.		230,000	(1,369,018)
Pay a fixed rate of 140% on iTraxx.SOV.WE
Series 5 Version 1 and receive a floating rate
based on 3-month LIBOR, Expires 9/21/11,
Broker BNP Paribas		62,500	(115,341)
Pay a fixed rate of 2.070% and receive a
floating rate based on 3-month LIBOR,
Expires 2/07/12, Broker UBS AG		28,400	(548,133)
Pay a fixed rate of 2.650% and receive a
floating rate based on 3-month LIBOR,
Expires 6/11/12, Broker Deutsche Bank AG		10,300	(63,442)
Pay a fixed rate of 2.900% and receive a
floating rate based on 3-month LIBOR,
Expires 11/30/11, Broker UBS AG		73,500	(454,392)
Pay a fixed rate of 2.900% and receive a
floating rate based on 3-month LIBOR,
Expires 6/11/12, Broker Deutsche Bank AG		10,300	(104,696)
Pay a fixed rate of 3.000% and receive a
floating rate based on 3-month LIBOR,
Expires 12/29/11, Broker UBS AG		18,800	(169,896)
Pay a fixed rate of 3.260% and receive a
floating rate based on 3-month LIBOR,
Expires 6/10/13, Broker Goldman Sachs
Bank USA		9,000	(204,741)
Pay a fixed rate of 3.715% and receive a
floating rate based on 3-month LIBOR,
Expires 5/14/12, Broker Deutsche Bank AG		13,000	(472,075)
Pay a fixed rate of 3.750% and receive a
floating rate based on 3-month LIBOR,
Expires 5/14/12, Broker Goldman Sachs
Bank USA		17,300	(656,854)
Pay a fixed rate of 3.790% and receive a
floating rate based on 3-month LIBOR,
Expires 5/21/12, Broker Deutsche Bank AG		9,300	(370,616)
Pay a fixed rate of 3.855% and receive a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker Deutsche Bank AG		15,000	(602,419)
Pay a fixed rate of 3.880% and receive a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker JPMorgan Chase
Bank, N.A.		50,000	(1,476,797)
Pay a fixed rate of 3.895% and receive a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank of
Scotland Plc		44,200	(1,320,486)
Pay a fixed rate of 3.896% and receive a
floating rate based on 3-month LIBOR,
Expires 3/19/12, Broker UBS AG		30,000	(1,384,861)

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR,
Expires 4/27/12, Broker Deutsche Bank AG	USD	46,100	$(2,165,559)
Pay a fixed rate of 3.925% and receive a floating rate based on 3-month LIBOR,
Expires 4/27/12, Broker UBS AG		38,500	(1,808,548)
Pay a fixed rate of 3.945% and receive a floating rate based on 3-month LIBOR,
Expires 4/19/12, Broker Deutsche Bank AG		11,400	(549,686)
Pay a fixed rate of 3.955% and receive a floating rate based on 3-month LIBOR,
Expires 4/20/12, Broker UBS AG		21,100	(1,028,930)
Pay a fixed rate of 3.955% and receive a floating rate based on 3-month LIBOR,
Expires 4/23/12, Broker Deutsche Bank AG		16,300	(796,326)
Pay a fixed rate of 3.963% and receive a floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank of
Scotland Plc		15,400	(484,014)
Pay a fixed rate of 3.975% and receive a floating rate based on 3-month LIBOR,
Expires 4/20/12, Broker Citibank, N.A.		11,100	(553,727)
Pay a fixed rate of 3.975% and receive a floating rate based on 3-month LIBOR,
Expires 4/20/12, Broker Deutsche Bank AG		26,100	(1,302,008)
Pay a fixed rate of 4.015% and receive a floating rate based on 3-month LIBOR,
Expires 3/26/12, Broker UBS AG		13,800	(729,461)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR,
Expires 12/06/12, Broker UBS AG		8,800	(420,464)
Pay a fixed rate of 4.030% and receive a floating rate based on 3-month LIBOR,
Expires 4/16/12, Broker UBS AG		14,400	(767,003)
Pay a fixed rate of 4.034% and receive a floating rate based on 3-month LIBOR,
Expires 4/16/12, Broker UBS AG		28,900	(1,546,415)
Pay a fixed rate of 4.470% and receive a floating rate based on 3-month LIBOR,
Expires 12/17/12, Broker Deutsche Bank AG		23,200	(1,636,628)
Pay a fixed rate of 5.060% and receive a floating rate based on 3-month LIBOR,
Expires 2/11/14, Broker Deutsche Bank AG		24,300	(2,152,581)
Pay a fixed rate of 5.070% and receive a floating rate based on 3-month LIBOR,
Expires 2/10/14, Broker Deutsche Bank AG		17,600	(1,569,179)
Pay a fixed rate of 5.140% and receive a floating rate based on 3-month LIBOR,
Expires 2/10/14, Broker Credit Suisse
International		6,000	(557,948)

			(29,007,776)

Over-the-Counter Put Swaptions Written — (0.8)%
Receive a fixed rate of 102% on CDX.NA.HY Series 16 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker Goldman Sachs Bank USA		75,000	(1,924,459)
Receive a fixed rate of 102.50% on CDX.NA.HY Series 16 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 9/21/11, Broker BNP Paribas		75,000	(2,159,308)
Receive a fixed rate of 130% on CDX.NA.IG Series 16 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Credit Suisse International		167,000	(530,396)
Receive a fixed rate of 130% on CDX.NA.IG Series 16 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Goldman Sachs Bank USA		167,000	(530,396)
Receive a fixed rate of 130% on CDX.NA.IG Series 16 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Goldman Sachs Bank USA		167,000	(530,396)
Receive a fixed rate of 130% on CDX.NA.IG Series 16 Version 1 and pay a floating rate based on 3-month LIBOR, Expires 12/21/11, Broker Goldman Sachs Bank USA		167,000	(530,396)
Receive a fixed rate of 2.070% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		28,400	(27,167)
Receive a fixed rate of 2.150% and pay a floating rate based on 3-month LIBOR, Expires 8/26/11, Broker Citibank, N.A.		18,800	(138,556)
Receive a fixed rate of 3.260% and pay a floating rate based on 3-month LIBOR, Expires 6/10/13, Broker Goldman Sachs Bank USA		9,000	(300,634)
Receive a fixed rate of 3.715% and pay a floating rate based on 3-month LIBOR, Expires 5/14/12, Broker Deutsche Bank AG		13,000	(440,852)
Receive a fixed rate of 3.750% and pay a floating rate based on 3-month LIBOR, Expires 5/14/12, Broker Goldman Sachs Bank USA		17,300	(573,414)
Receive a fixed rate of 3.790% and pay a floating rate based on 3-month LIBOR, Expires 5/21/12, Broker Deutsche Bank AG		9,300	(296,233)
Receive a fixed rate of 3.855% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		15,000	(710,654)
Receive a fixed rate of 3.880% and pay a floating rate based on 3-month LIBOR, Expires 06/09/14, Broker JPMorgan Chase Bank, N.A.		50,000	(1,924,398)
Receive a fixed rate of 3.895% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc		44,200	(1,687,156)
Receive a fixed rate of 3.896% and pay a floating rate based on 3-month LIBOR, Expires 3/19/12, Broker UBS AG		30,000	(652,354)
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker Deutsche Bank AG		46,100	(1,150,107)
Receive a fixed rate of 3.925% and pay a floating rate based on 3-month LIBOR, Expires 4/27/12, Broker UBS AG		38,500	(960,501)
Receive a fixed rate of 3.945% and pay a floating rate based on 3-month LIBOR, Expires 4/19/12, Broker Deutsche Bank AG		11,400	(268,208)
Receive a fixed rate of 3.950% and pay a floating rate based on 3-month LIBOR, Expires 11/30/11, Broker UBS AG		73,500	(692,620)
Receive a fixed rate of 3.955% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker UBS AG		21,100	(491,893)
Receive a fixed rate of 3.955% and pay a floating rate based on 3-month LIBOR, Expires 4/23/12, Broker Deutsche Bank AG		16,300	(383,000)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	35

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 3.963% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc	USD	15,400	$(566,285)
Receive a fixed rate of 3.975% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank, N.A.		11,100	(252,215)
Receive a fixed rate of 3.975% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Deutsche Bank AG		26,100	(593,046)
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 12/29/11, Broker UBS AG		18,800	(212,734)
Receive a fixed rate of 4.015% and pay a floating rate based on 3-month LIBOR, Expires 3/26/12, Broker UBS AG		13,800	(263,314)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		8,800	(367,686)
Receive a fixed rate of 4.030% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		14,400	(297,872)
Receive a fixed rate of 4.034% and pay a floating rate based on 3-month LIBOR, Expires 4/16/12, Broker UBS AG		28,900	(594,503)
Receive a fixed rate of 4.470% and pay a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker Deutsche Bank AG		23,200	(667,280)
Receive a fixed rate of 5.060% and pay a floating rate based on 3-month LIBOR, Expires 2/11/14, Broker Deutsche Bank AG		24,300	(931,116)
Receive a fixed rate of 5.070% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Deutsche Bank AG		17,600	(669,120)
Receive a fixed rate of 5.140% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Credit Suisse International		6,000	(217,757)
Receive a fixed rate of 6.000% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Royal Bank of Scotland Plc		6,100	(125,797)

			(22,661,823)

Total Options Written
(Premiums Received – $57,746,197) – (1.9)%			(54,918,329)

Borrowed Bonds	Par (000)
Corporate Bonds – (0.4)%
Banco Espirito Santo SA,
3.88%, 1/21/15	EUR	1,250	(1,412,844)
BNP Paribas SA,
5.43%, 9/07/17		3,240	(4,924,792)
KBC Internationale Financieringsmaatschappij NV,
5.00%, 3/16/16		1,250	(1,833,776)
Societe Generale SA,
6.13%, 8/20/18		2,300	(3,535,789)
UniCredit SpA,
3.95%, 2/01/16		550	(747,360)

			(12,454,561)

Foreign Government Obligations – (3.0)%
Belgium Government Bond,
4.25%, 9/28/21		3,940	(5,779,215)
France Government Bond O.A.T.,
3.75%, 4/25/17		9,850	(14,961,121)
Italy Buoni Poliennali Del Tesoro,
3.75%, 8/01/21		12,470	(16,788,333)
Portugal Obrigacoes do Tesouro OT,
4.20%, 10/15/16		750	(743,884)
Spain Government Bond,
3.30%, 10/31/14		4,000	(5,652,136)
3.15%, 1/31/16		1,500	(2,047,333)
3.25%, 4/30/16		30,960	(42,137,531)

			(88,109,553)

U.S. Treasury Obligations – (4.1)%
U.S. Treasury Inflation Indexed Notes,
1.25%, 7/15/20	USD	19,250	(20,995,352)
U.S. Treasury Notes,
2.63%, 4/30/18		98,550	(99,781,875)

			(120,777,227)

Total Borrowed Bonds (Proceeds – $216,362,400) – (7.5)%			(221,341,341)

Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds – 111.3%			3,255,733,809
Liabilities in Excess of Other Assets – (11.3)%			(330,077,586)

Net Assets – 100.0%			$2,925,656,223

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$5,198,062,929

Gross unrealized appreciation	$65,593,984
Gross unrealized depreciation	(70,227,398)

Net unrealized depreciation	$(4,633,414)

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Shares Purchased	Shares Sold		Shares Held at June 30, 2011	Value at June 30, 2011	Realized Gain/(Loss)	Income
BlackRock Emerging Market
Debt Portfolio, BlackRock Class	2,646,851	49,228	1,074,219		1,621,860	$16,964,655	$(255,283)	$506,180
BlackRock Floating Rate
Income Portfolio, Institutional Class	5,675,577	4,836,808	28,289		10,484,096	$108,091,027	$(1,132)	$1,735,494
BlackRock High Yield
Bond Portfolio, BlackRock Class	33,023,759	11,620,772	31,885,930		12,758,601	$98,879,157	$6,982,411	$6,725,614
BlackRock Liquidity Funds,
TempFund, Institutional Class	12,007,571	–	(12,007,571	)**	–	–	–	$38,987
iShares JPMorgan USD
Emerging Markets Bond Fund	35,500	–	–		35,500	$3,880,860	$(131,474)	–
iShares MSCI Emerging
Markets Index Fund	–	50,000	50,000		–	–	$(99,976)	–

** Represents net shares sold.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Non-income producing security.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(123,805,187)	$570,109
Barclays Bank Plc	$(11,553,219)	$56,477
Citibank, N.A.	$118,976,284	$(37,107)
Credit Suisse International	$(279,797,930)	$696,461
Deutsche Bank AG	$(58,000,000)	$389,688
Goldman Sachs Bank USA	$(42,819,375)	$151,273
JPMorgan Chase Bank, N.A.	$(145,778,944)	$436,900
Morgan Stanley Capital Services, Inc.	$(297,437,594)	$1,548,848
Nomura Securities International, Inc.	$(113,179,958)	$(56,783)
Royal Bank of Scotland Plc	$66,249,274	$(791,488)
UBS AG	$47,935	$85,320
Wells Fargo & Co.	$(60,050,375)	$371,594

(j)	All or a portion of security has been pledged as collateral in connection with swaps.

•	Reverse repurchase agreements outstanding as of June 30, 2011 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date[1]	Net Closing Amount	Par
Deutsche Bank AG	0.00%	6/23/11	Open	$1,999,950	$1,999,950
Credit Suisse International	0.02%	6/28/11	Open	$4,212,707	4,212,700
Bank of America, N.A.	(0.07%)	6/30/11	7/01/11	$98,585,658	98,585,850
Barclays Bank Plc	0.02%	6/30/11	7/05/11	$50,823,591	50,823,450
Credit Suisse International	0.01%	6/30/11	7/01/11	$68,879,945	68,879,926
Deutsche Bank AG	(0.08%)	6/30/11	7/01/11	$502,843,795	502,844,912
Deutsche Bank AG	0.03%	6/30/11	7/01/11	$516,487,506	516,487,075

Total					$1,243,833,863

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Foreign currency exchange contracts as of June 30, 2011 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,006,000 USD	4,360,504	Citibank, N.A.	7/01/11	$(1,328)
SGD	4,948,500 USD	4,015,206	Deutsche Bank AG	7/01/11	13,533
CAD	6,053,500 USD	6,135,097	Citibank, N.A.	7/07/11	140,399
			Royal Bank of
GBP	6,997,000 USD	11,192,401	Scotland Plc	7/07/11	36,468
USD	6,412,250 CAD	6,163,500	Citibank, N.A.	7/07/11	22,721
USD	6,289,845 GBP	3,847,000	Citibank, N.A.	7/07/11	116,134
USD	2,766,912 GBP	1,702,000	Deutsche Bank AG	7/07/11	35,523
USD	2,370,902 GBP	1,448,000	Deutsche Bank AG	7/07/11	47,134
IDR	7,178,029,500 USD	834,000	HSBC Securities, Inc.	7/11/11	1,610
NZD	355,000 USD	285,722	HSBC Securities, Inc.	7/11/11	8,171
USD	540,270 IDR	4,717,635,600	HSBC Securities, Inc.	7/11/11	(8,920)
USD	285,000 IDR	2,468,100,000	HSBC Securities, Inc.	7/11/11	(2,317)
USD	539,285 NZD	662,000	HSBC Securities, Inc.	7/11/11	(8,762)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	37

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

	Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CZK	18,465,000	HUF	202,782,630	JPMorgan Chase Bank, N.A.	7/13/11	$(3,826)
CAD	557,010	AUD	540,000	HSBC Securities, Inc.	7/18/11	(543)
CAD	1,047,959	MXN	12,630,000	JPMorgan Chase Bank, N.A.	7/18/11	9,115
MXN	13,394,283	CAD	1,090,000	Citibank, N.A.	7/20/11	12,339
AUD	1,756,475	CAD	1,761,000	Citibank, N.A.	7/21/11	53,822
CAD	4,025,494	AUD	3,965,000	Citibank, N.A.	7/21/11	(69,390)
RUB	30,850,000	USD	1,087,481	HSBC Securities, Inc.	7/21/11	14,844
USD	1,325,000	HUF	255,579,250	Citibank, N.A.	7/21/11	(66,079)
AUD	61,967	MXN	769,224	Royal Bank of Scotland Plc	7/22/11	703
JPY	295,681,000	USD	3,545,208	Citibank, N.A.	7/22/11	128,023
USD	2,849,597	JPY	231,610,086	Royal Bank of Scotland Plc	7/22/11	(27,684)
CHF	563,409	SEK	4,125,000	UBS AG	7/25/11	19,047
SEK	15,368,000	CHF	2,039,116	Citibank, N.A.	7/25/11	304
SEK	8,289,000	CHF	1,155,285	UBS AG	7/25/11	(65,803)
CHF	1,212,000	GBP	911,655	UBS AG	7/26/11	(20,878)
EUR	3,066,000	GBP	2,730,089	UBS AG	7/26/11	62,657
GBP	683,137	CHF	970,000	UBS AG	7/26/11	(57,877)
GBP	356,400	EUR	405,000	HSBC Securities, Inc.	7/26/11	(15,060)
CNY	39,500,000	USD	6,047,615	HSBC Securities, Inc.	7/27/11	62,430
CNY	29,875,000	USD	4,441,719	HSBC Securities, Inc.	7/27/11	179,486
CNY	40,250,000	USD	6,217,657	RBC Capital Markets	7/27/11	8,402
CNY	9,714,000	USD	1,500,000	Royal Bank of Scotland Plc	7/27/11	2,607
GBP	1,773,139	EUR	1,992,000	UBS AG	7/27/11	(41,653)
USD	6,306,380	CNY	42,251,485	Citibank, N.A.	7/27/11	(229,278)
USD	1,314,000	CNY	8,772,264	Citibank, N.A.	7/27/11	(42,935)
USD	1,930,000	CNY	12,935,825	HSBC Securities, Inc.	7/27/11	(70,974)
USD	6,000,000	CNY	39,090,000	HSBC Securities, Inc.	7/27/11	(46,624)
USD	1,178,804	CNY	7,786,000	HSBC Securities, Inc.	7/27/11	(25,571)
USD	3,000,000	CNY	19,533,000	HSBC Securities, Inc.	7/27/11	(21,456)
USD	7,726,662	EUR	5,379,500	Citibank, N.A.	7/27/11	(68,420)
USD	4,357,425	EUR	3,006,000	Citibank, N.A.	7/27/11	1,627
USD	697,554	EUR	475,500	Citibank, N.A.	7/27/11	8,538
USD	11,938,759	EUR	8,457,500	Royal Bank of Scotland Plc	7/27/11	(316,452)
USD	38,330,883	EUR	26,364,000	Royal Bank of Scotland Plc	7/27/11	128,532
KRW	592,675,000	JPY	44,032,317	HSBC Securities, Inc.	7/28/11	7,100
KRW	620,800,000	JPY	45,842,563	HSBC Securities, Inc.	7/28/11	10,907
KRW	1,207,147,000	JPY	89,451,426	HSBC Securities, Inc.	7/28/11	17,351
KRW	1,854,160,000	JPY	137,396,072	HSBC Securities, Inc.	7/28/11	26,651
KRW	2,287,604,000	JPY	168,097,407	HSBC Securities, Inc.	7/28/11	50,492
MYR	2,605,185	USD	855,000	HSBC Securities, Inc.	7/28/11	5,911
MYR	14,608,137	USD	4,751,000	UBS AG	7/28/11	76,413
USD	855,000	CNY	5,534,843	HSBC Securities, Inc.	7/28/11	(1,152)
USD	4,751,000	CNY	30,841,117	UBS AG	7/28/11	(20,212)
EUR	8,250,000	USD	11,793,755	Deutsche Bank AG	8/09/11	156,134
EUR	10,875,000	USD	15,366,680	Deutsche Bank AG	8/09/11	385,446
EUR	5,730,000	USD	8,141,493	Goldman Sachs Bank USA	8/09/11	158,247
USD	7,647,567	EUR	5,415,000	Deutsche Bank AG	8/09/11	(195,906)
USD	8,123,805	EUR	5,730,000	Deutsche Bank AG	8/09/11	(175,936)
USD	7,698,687	EUR	5,460,000	Royal Bank of Scotland Plc	8/09/11	(209,966)
USD	11,654,115	EUR	8,250,000	UBS AG	8/09/11	(295,774)
USD	1,276,000	TRY	2,004,596	Citibank, N.A.	8/10/11	50,509
USD	100,000	TRY	162,030	JPMorgan Chase Bank, N.A.	8/10/11	944
AUD	7,360,000	USD	7,703,602	BNP Paribas	8/17/11	140,491
USD	7,768,657	AUD	7,360,000	BNP Paribas	8/17/11	(75,436)
CHF	5,392,761	USD	6,450,000	Royal Bank of Scotland Plc	8/29/11	(33,216)
USD	6,450,000	CHF	5,406,571	Royal Bank of Scotland Plc	8/29/11	16,785
GBP	675,150	EUR	758,704	Citibank, N.A.	9/07/11	(15,390)
USD	18,924,302	JPY	1,524,730,975	Royal Bank of Scotland Plc	9/27/11	(25,307)
CLP	217,126,000	USD	455,000	HSBC Securities, Inc.	9/29/11	4,232
USD	836,186	ZAR	5,819,717	Deutsche Bank AG	9/29/11	(12,906)
ZAR	4,326,123	USD	629,447	Citibank, N.A.	9/29/11	1,731
USD	6,122,117	CAD	6,053,500	Citibank, N.A.	10/07/11	(138,584)
USD	11,180,275	GBP	6,997,000	Royal Bank of Scotland Plc	10/07/11	(35,728)
USD	4,015,805	SGD	4,948,500	Deutsche Bank AG	10/07/11	(13,719)
NZD	635,379	USD	513,815	Royal Bank of Scotland Plc	10/11/11	8,875
USD	262,584	NZD	328,283	Royal Bank of Scotland Plc	10/11/11	(7,476)
HKD	10,860,500	USD	1,397,453	HSBC Securities, Inc.	11/10/11	(536)
HKD	19,590,984	USD	2,520,000	HSBC Securities, Inc.	11/10/11	(137)
HKD	17,775,000	USD	2,284,000	HSBC Securities, Inc.	11/10/11	2,285
USD	1,400,000	HKD	10,860,500	HSBC Securities, Inc.	11/10/11	3,083

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,884,000	HKD	45,636,481	HSBC Securities, Inc.	11/10/11	$14,071
CZK	22,774,473	EUR	933,747	Citibank, N.A.	11/21/11	8,328
EUR	2,365,528	NOK	18,865,518	Royal Bank of Scotland Plc	11/21/11	(46,938)
NOK	16,330,000	CZK	49,713,582	Deutsche Bank AG	11/21/11	35,961
EUR	2,453,503	HUF	670,538,444	Deutsche Bank AG	11/25/11	(54,462)
HUF	237,985,436	PLN	3,454,000	Deutsche Bank AG	11/25/11	35,561
PLN	4,703,789	EUR	1,183,007	UBS AG	11/25/11	(17,964)

Total						$(256,898)

•	Financial futures contracts purchased as of June 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
		Chicago
72	Euro Currency	Mercantile	September 2011	$13,039,200	$238,713
9	Euro-Bund	Eurex	September 2011	$1,637,693	(18,794)

Total					$219,919

•	Financial futures contracts sold as of June 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
1,795	U.S. Treasury Notes (2 Year)	Chicago Board Options	September 2011	$393,722,031	$372,951
514	U.S. Treasury Notes (5 Year)	Chicago Board Options	September 2011	$61,266,391	(4,070)
3,557	U.S. Treasury Notes (10 Year)	Chicago Board Options	September 2011	$435,121,141	1,825,063
168	U.S. Treasury Bonds (30 Year)	Chicago Board Options	September 2011	$20,669,250	244
232	Ultra Treasury Bonds	Chicago Board Options	September 2011	$29,290,000	774,039
20	U.S. Dollar Index Futures	Intercontinental Exchange	September 2011	$1,492,700	15,209
7	CBOE Mini Volatility Index Futures	Chicago Board Options	July 2011	$123,900	2,450
126	Euro Dollar Futures	Chicago Mercantile	September 2011	$31,391,325	(13,091)
126	Euro Dollar Futures	Chicago Mercantile	December 2011	$31,367,700	(24,274)
126	Euro Dollar Futures	Chicago Mercantile	March 2012	$31,347,225	(82,021)
104	Euro Dollar Futures	Chicago Mercantile	June 2012	$25,840,100	(102,929)
97	Euro Dollar Futures	Chicago Mercantile	September 2012	$24,051,150	(135,149)
97	Euro Dollar Futures	Chicago Mercantile	December 2012	$23,990,525	40,376
97	Euro Dollar Futures	Chicago Mercantile	March 2013	$23,929,900	(165,974)
79	Euro Dollar Futures	Chicago Mercantile	June 2013	$19,436,962	(125,550)
76	Euro Dollar Futures	Chicago Mercantile	September 2013	$18,649,450	(125,534)
75	Euro Dollar Futures	Chicago Mercantile	December 2013	$18,353,437	(121,811)
76	Euro Dollar Futures	Chicago Mercantile	March 2014	$18,549,700	(113,784)
9	Euro Dollar Futures	Chicago Mercantile	June 2014	$2,190,825	9,588
4	Euro-Bobl	Eurex	September 2011	$676,238	(2,314)
16	Euro-Buxl	Eurex	September 2011	$2,389,396	64,530
21	Euro-Schatz	Eurex	September 2011	$3,275,407	7,343
10	Gilt British	London	September 2011	$1,928,355	24,252
48	S&P E-Mini Futures	Chicago Mercantile	September 2011	$3,157,200	(124,108)

Total					$1,995,436

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	39

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Interest rate swaps outstanding as of June 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.92%(a)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	40,000	$(344,876)
0.79%(a)	3-month LIBOR	Deutsche Bank AG	5/04/13	USD	44,500	(161,481)
0.65%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	6/22/13	USD	101,800	61,283
0.65%(a)	3-month LIBOR	UBS AG	6/22/13	USD	81,400	47,054
0.67%(a)	3-month LIBOR	Bank of America, N.A.	6/29/13	USD	45,900	13,426
0.71%(a)	3-month LIBOR	Citibank, N.A.	7/01/13	USD	156,700	(76,310)
0.71%(a)	3-month LIBOR	Deutsche Bank AG	7/01/13	USD	165,900	(56,071)
1.32%(a)	3-month LIBOR	Citibank, N.A.	12/17/13	USD	13,800	(153,097)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	3,100	(40,867)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	20,000	(183,375)
1.59%(a)	3-month LIBOR	Deutsche Bank AG	3/08/14	USD	2,600	(54,384)
1.02%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	6/21/14	USD	47,000	118,263
1.01%(b)	3-month LIBOR	Deutsche Bank AG	6/23/14	USD	31,600	(86,290)
2.46%(a)	3-month LIBOR	Deutsche Bank AG	4/04/16	USD	7,300	(221,686)
2.26%(b)	3-month LIBOR	Deutsche Bank AG	5/03/16	USD	6,400	114,196
2.10%(b)	3-month LIBOR	Deutsche Bank AG	5/10/16	USD	16,300	149,748
2.06%(a)	3-month LIBOR	Citibank, N.A.	5/11/16	USD	34,900	(262,457)
1.78%(b)	3-month LIBOR	Deutsche Bank AG	6/14/16	USD	14,700	(137,445)
2.31%(b)	3-month LIBOR	Credit Suisse International	8/23/16	USD	27,500	245,105
2.58%(b)	3-month LIBOR	Bank of America, N.A.	7/01/18	USD	97,000	(514,702)
3.71%(b)	3-month LIBOR	Deutsche Bank AG	2/08/21	USD	3,400	196,137
3.70%(b)	3-month LIBOR	Citibank, N.A.	2/18/21	USD	400	22,082
3.58%(a)	3-month LIBOR	Citibank, N.A.	4/04/21	USD	12,100	(468,601)
3.43%(a)	3-month LIBOR	Goldman Sachs Bank USA	5/03/21	USD	15,400	(339,476)
3.38%(b)	3-month LIBOR	Deutsche Bank AG	5/04/21	USD	10,200	175,216
3.39%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	5/04/21	USD	10,800	(194,127)
3.29%(b)	3-month LIBOR	Citibank, N.A.	5/10/21	USD	7,800	67,542
3.23%(b)	3-month LIBOR	Credit Suisse International	5/10/21	USD	8,600	28,807
3.27%(a)	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	13,110	(80,339)
3.18%(b)	3-month LIBOR	Citibank, N.A.	5/19/21	USD	12,800	(24,011)
3.27%(b)	3-month LIBOR	UBS AG	5/20/21	USD	14,600	87,074
3.19%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	5/27/21	USD	5,100	(9,126)
3.24%(b)	3-month LIBOR	Citibank, N.A.	5/31/21	USD	9,700	16,722
3.10%(b)	3-month LIBOR	Citibank, N.A.	6/07/21	USD	16,900	(188,865)
3.15%(a)	3-month LIBOR	Deutsche Bank AG	6/07/21	USD	10,000	72,035
3.06%(b)	3-month LIBOR	Deutsche Bank AG	6/10/21	USD	2,600	(38,550)
3.06%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	6/13/21	USD	2,500	(39,123)
3.06%(b)	3-month LIBOR	Deutsche Bank AG	6/14/21	USD	10,700	(162,090)
3.09%(b)	3-month LIBOR	Citibank, N.A.	6/15/21	USD	4,400	(57,051)
3.06%(b)	3-month LIBOR	Citibank, N.A.	6/15/21	USD	1,800	(28,102)
3.12%(a)	3-month LIBOR	Deutsche Bank AG	6/23/21	USD	10,600	118,170
2.62%(b)	US CPI Urban Consumers Index	Bank of America, N.A.	6/27/21	USD	16,150	(364,089)
2.63%(b)	US CPI Urban Consumers Index	BNP Paribas	6/27/21	USD	16,150	(342,265)
3.10%(b)	3-month LIBOR	Citibank, N.A.	6/30/21	USD	5,400	(74,292)
3.18%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	7/01/21	USD	2,100	14,603
3.25%(a)	3-month LIBOR	Credit Suisse International	7/05/21	USD	1,800	2,017
5.15%(a)	3-month LIBOR	Royal Bank of Scotland Plc	2/12/24	USD	1,800	(103,487)
4.34%(a)	3-month LIBOR	Citibank, N.A.	4/14/41	USD	2,200	(124,916)
4.35%(a)	3-month LIBOR	Deutsche Bank AG	4/14/41	USD	5,200	(308,601)
4.02%(a)	3-month LIBOR	UBS AG	7/01/41	USD	10,800	106,323
4.06%(a)	3-month LIBOR	Deutsche Bank AG	7/05/41	USD	5,600	14,875

Total						$(3,569,474)

(a)	Fund pays fixed interest rate and receives floating rate.
(b)	Fund pays floating interest rate and receives fixed rate.

•	Credit default swaps on single-name issues – buy protection outstanding as of June 30, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank, N.A.	3/20/13	USD	4,520	$32,694
The McClatchy Co.	5.00%	Goldman Sachs Bank USA	6/20/13	USD	500	(9,762)
MGIC Investment Corp.	5.00%	Goldman Sachs Bank USA	6/20/13	USD	1,500	49,169
Radian Group, Inc.	5.00%	Goldman Sachs Bank USA	6/20/13	USD	1,500	33,230
The McClatchy Co.	5.00%	JPMorgan Chase Bank, N.A.	6/20/13	USD	500	(4,763)

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
The McClatchy Co.	5.00%	Morgan Stanley Capital Services, Inc.	6/20/13	USD	1,000	$8,391
Dean Foods Co.	5.00%	Barclays Bank Plc	3/20/14	USD	900	(40,692)
Radian Group, Inc.	5.00%	Citibank, N.A.	6/20/15	USD	3,520	259,769
Ireland Government Bonds	1.00%	Barclays Bank Plc	3/20/16	USD	2,240	121,289
Ireland Government Bonds	1.00%	Barclays Bank Plc	3/20/16	USD	448	23,658
Macy’s, Inc.	1.00%	Barclays Bank Plc	3/20/16	USD	1,670	(38,811)
Spain Government Bonds	1.00%	Citibank, N.A.	3/20/16	USD	2,411	(10,734)
Hellenic Republic Government Bonds	1.00%	Credit Suisse International	3/20/16	USD	320	55,136
Spain Government Bonds	1.00%	JPMorgan Chase Bank, N.A.	3/20/16	USD	6,026	(13,493)
Adecco SA	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	EUR	2,000	24,992
Bertelsmann AG	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	EUR	2,000	15,445
Gas Natural SDG SA	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	EUR	1,250	3,674
Iberdrola SA	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	EUR	1,250	6,639
Saint-Gobain Nederland BV	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	EUR	2,000	8,828
Beazer Homes USA, Inc.	5.00%	Barclays Bank Plc	6/20/16	USD	2,000	141,542
Best Buy Co., Inc.	1.00%	BNP Paribas	6/20/16	USD	2,800	25,471
Macys, Inc.	1.00%	BNP Paribas	6/20/16	USD	1,250	(24,525)
Republic of Portugal	1.00%	Deutsche Bank AG	6/20/16	USD	750	18,203
MGM Resorts International	5.00%	Goldman Sachs Bank USA	6/20/16	USD	3,000	(64,297)
United States Steel Corp.	5.00%	JPMorgan Chase Bank, N.A.	6/20/16	USD	5,000	(25,398)
Intesa Sanpaolo SpA	3.00%	BNP Paribas	9/20/16	EUR	1,000	(989)
TNT NV	1.00%	BNP Paribas	9/20/16	EUR	2,400	49,945
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citibank, N.A.	9/20/16	EUR	950	(25,777)
Peugeot SA	1.00%	Citibank, N.A.	9/20/16	EUR	2,125	(12,134)
AKZO Nobel NV	1.00%	Credit Suisse International	9/20/16	EUR	2,100	(1,774)
Assicurazioni Generali SpA	1.00%	Credit Suisse International	9/20/16	EUR	375	189
Henkel AG & Co. KGaA	1.00%	Credit Suisse International	9/20/16	EUR	2,000	(5,961)
Royal Bank of Scotland Plc	1.00%	Credit Suisse International	9/20/16	EUR	750	(7,924)
Xstrata Plc	1.00%	Credit Suisse International	9/20/16	EUR	840	(9,251)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Deutsche Bank AG	9/20/16	EUR	750	(23,545)
Diageo Plc	1.00%	Deutsche Bank AG	9/20/16	EUR	1,250	(2,355)
WPP Group Plc	1.00%	JPMorgan Chase Bank, N.A.	9/20/16	EUR	2,000	(1,907)
Peugeot SA	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	EUR	1,875	7,018
Alcoa, Inc.	1.00%	Bank of America, N.A.	9/20/16	USD	3,300	(29,276)
Hellenic Republic Government Bonds	1.00%	Citibank, N.A.	9/20/16	USD	960	188,411
Hellenic Republic Government Bonds	1.00%	Citibank, N.A.	9/20/16	USD	960	181,139
The PMI Group, Inc.	5.00%	Citibank, N.A.	9/20/16	USD	2,038	510,609
Rio Tinto Ltd.	1.00%	UBS AG	9/20/16	USD	5,000	(18,836)
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD	10,000	34,206

Total						$1,427,443

•	Credit default swaps on traded indexes – buy protection outstanding as of June 30, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx Sub Financials Series 14 Version 1	1.00%	Barclays Bank Plc	12/20/15	EUR	750	$(6,353)
iTraxx Sub Financials Series 14 Version 1	1.00%	Credit Suisse International	12/20/15	EUR	900	(26,779)
CDX.NA.IG Series 15 Version 1	1.00%	Citibank, N.A.	12/20/15	USD	15,000	(39,872)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	41

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 15 Version 1	1.00%	Citibank, N.A.	12/20/15	USD	5,500	$(15,915)
CDX.NA.IG Series 15 Version 1	1.00%	Credit Suisse International	12/20/15	USD	12,500	(44,688)
CDX.EM Series 14 Version 1	5.00%	Deutsche Bank AG	12/20/15	USD	9,000	16,103
CDX.EM Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	4,500	17,051
CDX.NA.IG Series 15 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	1,000	(7,792)
CDX.NA.IG Series 15 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	2,000	(16,671)
iTraxx Sub Financials Series 15 Version 1	1.00%	Barclays Bank Plc	6/20/16	EUR	4,700	(73,227)
iTraxx Europe Crossover Series 15 Version 1	5.00%	Credit Suisse International	6/20/16	EUR	4,000	(69,253)
iTraxx Sub Financials Series 15 Version 1	1.00%	Credit Suisse International	6/20/16	EUR	1,750	(32,756)
iTraxx Sub Financials Series 15 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	EUR	2,100	(18,552)
CDX.NA.HY Series 16 Version 1	5.00%	Goldman Sachs Bank USA	6/20/16	USD	10,000	(176,273)
CDX.NA.IG Series 16 Version 1	1.00%	Goldman Sachs Bank USA	6/20/16	USD	40,000	(55,325)
CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	USD	7,000	(25,701)
CDX.NA.HY Series 16 Version 1	5.00%	UBS AG	6/20/16	USD	5,000	(51,331)

Total						$(627,334)

•	Credit default swaps on single-name issues – sold protection outstanding as of June 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	NR	USD	7,956	$17,683
MBIA Insurance Corp.	5.00%	Citibank, N.A.	6/20/12	B	USD	5,000	122,225
AMR Corp.	5.00%	Barclays Bank Plc	6/20/13	CCC+	USD	1,600	(25,527)
AMR Corp.	5.00%	Barclays Bank Plc	6/20/13	CCC+	USD	2,500	(52,386)
AMR Corp.	5.00%	Barclays Bank Plc	6/20/13	CCC+	USD	2,500	(45,442)
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	6/20/13	B	USD	5,000	23,176
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	9/20/13	B	USD	2,500	(20,822)
Beazer Homes USA, Inc.	5.00%	Barclays Bank Plc	6/20/14	CCC	USD	2,750	(132,708)
Assured Guaranty Corp.	5.00%	Citibank, N.A.	6/20/14	AA+	USD	10,000	(444,084)
The McClatchy Co.	5.00%	Bank of America, N.A.	9/20/14	CCC	USD	2,000	(957)
AK Steel Corp.	5.00%	BNP Paribas	6/20/15	BB	USD	5,000	14,009
AK Steel Corp.	5.00%	BNP Paribas	6/20/15	BB	USD	3,000	33,634
SUPERVALU, Inc.	5.00%	Goldman Sachs Bank USA	9/20/15	B	USD	2,500	(6,797)
Dean Foods Co.	5.00%	Barclays Bank Plc	3/20/16	B–	USD	1,200	57,483
Anheuser-Busch InBev SA	1.00%	BNP Paribas	6/20/16	A–	EUR	1,600	(6,249)
Pernod Ricard SA	1.00%	Credit Suisse International	6/20/16	BB+	EUR	1,400	(4,097)

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
E.ON		JPMorgan
International		Chase Bank,
Finance BV	1.00%	N.A.	6/20/16	A	EUR	1,600	$1,729
		JPMorgan
National Grid		Chase Bank,
Plc	1.00%	N.A.	6/20/16	BBB+	EUR	1,600	(4,788)
		JPMorgan
		Chase Bank,
Telefonica SA	1.00%	N.A.	6/20/16	A-	EUR	2,500	(28,220)
Advanced
Micro		Barclays Bank
Devices, Inc.	5.00%	Plc	6/20/16	B+	USD	2,500	(65,186)
Block		Barclays Bank
Financial LLC	5.00%	Plc	6/20/16	BBB	USD	1,500	(51,296)
Forest Oil
Corp.	5.00%	BNP Paribas	6/20/16	BB-	USD	1,000	(29,092)
Advanced
Micro
Devices, Inc.	5.00%	Citibank, N.A.	6/20/16	B+	USD	5,000	(218,100)
Boyd Gaming
Corp.	5.00%	Citibank, N.A.	6/20/16	CCC+	USD	2,500	(95,357)
Boyd Gaming
Corp.	5.00%	Citibank, N.A.	6/20/16	CCC+	USD	2,500	(71,051)
Amkor
Technology,		Credit Suisse
Inc.	5.00%	International	6/20/16	BB	USD	5,000	(77,312)
Boyd Gaming		Credit Suisse
Corp.	5.00%	International	6/20/16	CCC+	USD	2,500	(83,551)
Royal
Caribbean		Credit Suisse
Cruises Ltd.	5.00%	International	6/20/16	BB	USD	4,000	2,436
Royal
Caribbean		Credit Suisse
Cruises Ltd.	5.00%	International	6/20/16	BB	USD	5,000	(48,690)
Advanced
Micro		Deutsche
Devices, Inc.	5.00%	Bank AG	6/20/16	B+	USD	5,000	(98,835)
Boyd Gaming		Deutsche
Corp.	5.00%	Bank AG	6/20/16	CCC+	USD	2,500	(79,732)
Assured		Goldman
Guaranty		Sachs Bank
Corp.	5.00%	USA	6/20/16	AA+	USD	5,000	(162,193)
		JPMorgan
ARAMARK		Chase Bank,
Corp.	5.00%	N.A.	6/20/16	B	USD	1,200	12,813
		JPMorgan
Forest Oil		Chase Bank,
Corp.	5.00%	N.A.	6/20/16	BB-	USD	3,000	(129,758)
		Morgan
		Stanley
Boyd Gaming		Capital
Corp.	5.00%	Services, Inc.	6/20/16	CCC+	USD	2,500	(83,551)
Banca Montedei Paschi di
Siena SpA	3.00%	BNP Paribas	9/20/16	BBB+	EUR	950	18,255
Koninklijke
Philips
Electronics
NV	1.00%	BNP Paribas	9/20/16	A-	EUR	2,900	3,397
UniCredit SpA	3.00%	BNP Paribas	9/20/16	A-	EUR	1,000	14,548
Glencore
International		Credit Suisse
AG	1.00%	International	9/20/16	BBB	EUR	600	9,372
Lloyds TSB		Credit Suisse
Bank Plc	1.00%	International	9/20/16	A+	EUR	750	6,489
Banca Montedei Paschi di		Deutsche
Siena SpA	5.00%	Bank AG	9/20/16	BBB+	EUR	750	12,917
		Deutsche
Heineken NV	1.00%	Bank AG	9/20/16	NR	EUR	1,250	2,429
Banca Monte		JPMorgan
dei Paschi di		Chase Bank,
Siena SpA	3.00%	N.A.	9/20/16	BBB+	EUR	750	(44,663)
		JPMorgan
		Chase Bank,
BASF SE	1.00%	N.A.	9/20/16	A+	EUR	1,000	(710)
		JPMorgan
		Chase Bank,
Bayer AG	1.00%	N.A.	9/20/16	A-	EUR	1,000	2,870
		JPMorgan
		Chase Bank,
Tesco Plc	1.00%	N.A.	9/20/16	A-	EUR	1,800	64

Total							$(1,755,625)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	43

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	Credit default swaps on traded indexes – sold protection outstanding as of June 30, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Average Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
CDX.NA.IG Series 15 Version 1	1.00%	Citibank, N.A.	12/20/15	BBB+	USD 20,000	$3,421
CDX.NA.IG Series 15 Version 1	1.00%	Credit Suisse International	12/20/15	BBB+	USD 25,000	405,120
CDX.NA.HY Series 16 Version 1	5.00%	Credit Suisse International	06/20/16	B	USD 6,000	67,585
CDX.NA.IG Series 16 Version 1	1.00%	Credit Suisse International	06/20/16	BBB+	USD 32,500	96,317

Total						$572,443

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Total return swaps outstanding as of June 30, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Barclays Bank Plc	1/12/38	USD 55,748	$(37,259)
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Barclays Bank Plc	1/12/38	USD 14,425	(102,171)
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Citibank, N.A.	1/12/38	USD 1,857	32,793
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Citibank, N.A.	1/12/38	USD 7,677	(2,843)
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Deutsche Bank AG	1/12/38	USD 55,748	(662,815)
Gross return on Markit IOS 6.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/38	USD 27,859	7,096
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Bank of America, N.A.	1/12/40	USD 17,830	(116,137)
Gross return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/40	USD 20,492	(170,036)
Gross return on Markit IOS 5.00%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Barclays Bank Plc	1/12/41	USD 66,554	(1,097,835)

Total						$(2,149,207)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	JUNE 30, 2011

Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$223,934,839	–	–	$223,934,839
Asset-Backed Securities	–	$277,067,580	–	277,067,580
Collateralized Debt Obligations	–	38,495,400	–	38,495,400
Common Stocks	628,707	–	–	628,707
Corporate Bonds	–	596,618,185	–	596,618,185
Exchange-Traded Funds	3,880,860	–	–	3,880,860
Floating Rate Loan Interests	–	70,644,547	$7,390,306	78,034,853
Foreign Agency Obligations	–	51,887,833	–	51,887,833
Foreign Government Obligations	–	89,240,682	–	89,240,682
Non-Agency Mortgage-Backed Securities	–	398,961,712	–	398,961,712
Preferred Securities	8,287,580	26,755,577	–	35,043,157
Taxable Municipal Bonds	–	85,313,621	–	85,313,621
U.S. Government Sponsored Agency Securities	–	1,778,852,310	–	1,778,852,310
U.S. Treasury Obligations	–	1,222,051,678	–	1,222,051,678
Short-Term Securities	–	276,184,613	–	276,184,613
Liabilities:
Investments in Securities:
Borrowed Bonds	–	(221,341,341)	–	(221,341,341)
TBA Sale Commitments	–	(1,661,436,036)	–	(1,661,436,036)

Total	$236,731,986	$3,029,296,361	$7,390,306	$3,273,418,653

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$5,582,158	–	$5,582,158
Equity contracts	$2,922,755	–	–	2,922,755
Foreign currency exchange contracts	267,455	5,625,936	–	5,893,391
Interest rate contracts	4,921,993	28,090,963	–	33,012,956
Liabilities:
Credit contracts	–	(12,459,088)	–	(12,459,088)
Equity contracts	(567,803)	–	–	(567,803)
Foreign currency exchange contracts	(21,540)	(4,340,020)	–	(4,361,560)
Interest rate contracts	(2,067,345)	(49,783,605)	–	(51,850,950)

Total	$5,455,515	$(27,283,656)	–	$(21,828,141)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Collateralized Debt Obligations	Corporate Bonds	Total
Balance, as of December 31, 2010	$14,439,263	$5,719,573	$6,230,000	$26,388,836
Accrued discounts/premiums	–	567	–	567
Realized gain/loss	–	14,375	–	14,375
Change in unrealized appreciation/depreciation[2]	–	(1,534)	–	(1,534)
Purchases	–	–	–	–
Sales	–	(1,742,981)	–	(1,742,981)
Transfers in3	–	–	–	–
Transfers out[3]	(14,439,263)	(3,990,000)	(6,230,000)	(24,659,263)

Balance, as of June 30, 2011	–	–	–	–

	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Balance, as of December 31, 2010	$1,519,687	$3,040,320	$4,560,007
Accrued discounts/premiums	15,781	–	15,781
Realized gain/loss	889	–	889
Change in unrealized appreciation/depreciation[2]	23,146	–	23,146
Purchases	6,492,299	–	6,492,299
Sales	(11,443)	–	(11,443)
Transfers in3	869,634	–	869,634
Transfers out[3]	(1,519,687)	(3,040,320)	(4,560,007)

Balance, as of June 30, 2011	$7,390,306	–	$7,390,306

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2011 was $23,146.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	45

Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolio

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following tables are a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Equity Contracts
	Assets	Liabilities	Total
Balance, as of December 31, 2010	$605,376	–	$605,376
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	651,783	–	651,783
Net change in unrealized appreciation/depreciation[4]	(605,376)	–	(605,376)
Purchases	–	–	–
Issuances[5]	–	–	–
Sales	–	–	–
Settlements[6]	(651,783)	–	(651,783)
Transfers in7	–	–	–
Transfers out[7]	–	–	–

Balance, as of June 30, 2011	–	–	–

	Interest Rate Contracts
	Assets	Liabilities	Total
Balance, as of December 31, 2010	–	$(529,636)	$(529,636)
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	–	520,499	520,499
Net change in unrealized appreciation/depreciation[4]	–	907,102	907,102
Purchases	–	–	–
Issuances[5]	–	–	–
Sales	–	(555,000)	(555,000)
Settlements[6]	–	(342,965)	(342,965)
Transfers in7	–	–	–
Transfers out[7]	–	–	–

Balance, as of June 30, 2011	–	–	–

[4]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.
[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	JUNE 30, 2011

Statements of Assets and Liabilities

June 30, 2011 (Unaudited)	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Assets
Investments at value – unaffiliated[1]	$50,293,372	$282,594,618	$4,965,613,816
Investments at value – affiliated[2]	1,678,337	671,961	227,815,699
Cash	–	431,560	62,161,702
Cash pledged as collateral for financial futures contracts	30,000	2,002,000	9,100,000
Cash pledged as collateral for swap contracts	–	100,000	62,166,750
Foreign currency at value[3]	37,799	–	936,276
Investments sold receivable	1,485,990	282,344	439,830,405
Interest receivable	1,031,464	4,283,729	23,726,100
Unrealized appreciation on foreign currency exchange contracts	264,318	6,145,289	2,331,677
Capital shares sold receivable	256,611	424,878	20,429,305
Swap premiums paid	48,938	130,488	11,483,244
Unrealized appreciation on swaps	8,380	483,721	4,471,340
Receivable from advisor	12	–	122,564
Margin variation receivable	–	340,250	2,547,512
Dividends receivable – affiliated	–	199	–
TBA sale commitments receivable	–	–	1,669,492,705
Prepaid expenses	36,570	60,205	159,155

Total assets	55,171,791	297,951,242	7,502,388,250

Liabilities
Bank overdraft	5,232	–	–
Foreign currency at value[3]	–	313,053	–
Investments purchased payable	833,352	433,295	1,356,294,955
Unrealized depreciation on foreign currency exchange contracts	320,680	4,003,597	2,588,575
Unrealized depreciation on swaps	71,389	22,426	10,573,094
Capital shares redeemed payable	49,026	1,022,576	7,438,382
Income dividends payable	39,817	275,198	2,958,415
Investment advisory fees payable	16,062	144,840	647,774
Swap premiums received	11,605	212,771	6,935,515
Service and distribution fees payable	8,908	39,076	525,644
Other affiliates payable	1,823	41,527	95,335
Officer’s and Trustees’ fees payable	3,862	5,649	6,650
Options written at value[4]	2,984	–	54,918,329
Margin variation payable	–	154,174	232,485
TBA sale commitments at value[5]	–	–	1,661,436,036
Reverse repurchase agreements	–	–	1,243,833,863
Borrowed bonds at value[6]	–	–	221,341,341
Interest expense payable	–	–	4,439,497
Cash received as collateral for swap contracts	–	–	2,300,000
Other accrued expenses payable	69,643	535,824	166,137

Total liabilities	1,434,383	7,204,006	4,576,732,027

Net Assets	$53,737,408	$290,747,236	$2,925,656,223

Net Assets Consist of
Paid-in capital	$51,413,705	$294,405,943	$2,941,669,131
Undistributed (distributions in excess of) net investment income	110,483	(2,423,523)	5,818,520
Accumulated net realized gain (loss)	35,821	(26,285,452)	(26,456,105)
Net unrealized appreciation/depreciation	2,177,399	25,050,268	4,624,677

Net Assets	$53,737,408	$290,747,236	$2,925,656,223

[1] Investments at cost – unaffiliated	$47,996,522	$260,122,698	$4,971,197,936
[2] Investments at cost – affiliated	$1,678,337	$671,961	$219,392,255
[3] Foreign currency at cost	$37,232	$(313,394)	$928,336
[4] Premiums received	$2,391	–	$57,746,197
[5] Proceeds from TBA sale commitments	–	–	$1,669,492,705
[6] Proceeds received from borrowed bond agreements	–	–	$216,362,400
See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	47

Statements of Assets and Liabilities (concluded)

June 30, 2011 (Unaudited)	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Net Asset Value
BlackRock
Net assets	$28,261,304	$21,826,952	–

Shares outstanding[8]	2,701,398	2,004,144	–

Net asset value	$10.46	$10.89	–

Institutional
Net assets	$6,965,552	$156,811,145	$1,528,984,614

Shares outstanding[8]	665,825	14,413,666	154,297,690

Net asset value	$10.46	$10.88	$9.91

Service
Net assets	–	$16,352,706	–

Shares outstanding[8]	–	1,500,604	–

Net asset value	–	$10.90	–

Investor A
Net assets	$9,764,395	$71,077,379	$971,808,619

Shares outstanding[8]	933,737	6,518,612	98,072,132

Net asset value	$10.46	$10.90	$9.91

Investor B
Net assets	–	$2,200,291	–

Shares outstanding[8]	–	201,765	–

Net asset value	–	$10.91	–

Investor C
Net assets	$8,746,157	$22,478,763	$424,862,990

Shares outstanding[8]	836,307	2,064,588	42,915,778

Net asset value	$10.46	$10.89	$9.90

[8]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	JUNE 30, 2011

Statements of Operations

Six Months Ended June 30, 2011 (Unaudited)	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Investment Income
Interest	$1,434,271	$4,971,874	$40,435,764
Dividends – affiliated	521	3,504	9,006,275
Dividends	–	–	211,572

Total income	1,434,792	4,975,378	49,653,611

Expenses
Investment advisory	149,829	777,106	4,816,931
Service and distribution – class specific	50,783	238,248	2,739,964
Professional	44,855	36,324	70,373
Registration	20,195	23,852	135,331
Administration	18,729	105,969	663,848
Custodian	12,901	39,129	182,789
Transfer agent – class specific	11,099	188,820	400,172
Officer and Trustees	8,262	10,650	20,540
Administration – class specific	6,228	35,295	220,591
Printing	3,797	38,359	78,658
Miscellaneous	5,716	16,093	25,635
Recoupment of past waived fees – class specific	28	8,813	–
Recoupment of past waived fees	–	3,943	–

Total expenses excluding interest expense	332,422	1,522,601	9,354,832
Interest expense[1]	–	–	2,377,843

Total expenses	332,422	1,522,601	11,732,675
Less fees waived by advisor	(51,647)	(1,826)	(1,732,183)
Less administration fees waived – class specific	(4,049)	(2,365)	(220,591)
Less transfer agent fees waived – class specific	(66)	–	(13,488)
Less transfer agent fees reimbursed – class specific	(303)	–	(354,030)
Less fees paid indirectly	(933)	(119)	(354)

Total expenses after fees waived, reimbursed and paid indirectly	275,424	1,518,291	9,412,029

Net investment income	1,159,368	3,457,087	40,241,582

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	194,755	346,618	7,089,880
Investments – affiliated	–	–	6,494,546
Options written	4,698	–	12,676,315
Financial futures contracts	14,968	(1,207,433)	(39,119,833)
Swaps	(6,366)	(256,220)	(3,086,925)
Borrowed bonds	–	–	(4,333,875)
Foreign currency transactions	(144,644)	(271,947)	(5,435,433)

	63,411	(1,388,982)	(25,715,325)

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	749,018	8,686,173	7,838,158
Investments – affiliated	–	–	(1,210,787)
Options written	(593)	–	5,269,053
Financial futures contracts	–	(810,102)	3,649,537
Swaps	(119,879)	230,479	(6,553,634)
Borrowed bonds	–	–	(4,645,689)
Foreign currency transactions	(12,766)	2,278,085	(240,061)

	615,780	10,384,635	4,106,577

Total realized and unrealized gain (loss)	679,191	8,995,653	(21,608,748)

Net Increase in Net Assets Resulting from Operations	$1,838,559	$12,452,740	$18,632,834

[1]	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	49

Statements of Changes in Net Assets

	BlackRock Emerging Market Debt Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations
Net investment income	$1,159,368	$1,674,108
Net realized gain	63,411	1,040,677
Net change in unrealized appreciation/depreciation	615,780	747,854

Net increase in net assets resulting from operations	1,838,559	3,462,639

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(642,175)	(1,025,073)
Institutional	(139,290)	(153,532)
Investor A	(186,387)	(291,996)
Investor C	(144,980)	(218,509)
Net realized gain:
BlackRock	–	(210,493)
Institutional	–	(35,899)
Investor A	–	(66,054)
Investor C	–	(56,701)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,112,832)	(2,058,257)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,718,576	28,954,709

Redemption Fees
Redemption fees	2,138	2,425

Net Assets
Total increase in net assets	5,446,441	30,361,516
Beginning of period	48,290,967	17,929,451

End of period	$53,737,408	$48,290,967

Undistributed net investment income	$110,483	$63,947

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	JUNE 30, 2011

Statements of Changes in Net Assets (concluded)

	BlackRock International Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations
Net investment income	$3,457,087	$6,945,682	$40,241,582	$20,201,362
Net realized gain (loss)	(1,388,982)	3,756,482	(25,715,325)	20,123,202
Net change in unrealized appreciation/depreciation	10,384,635	3,140,083	4,106,577	(167,885)

Net increase in net assets resulting from operations	12,452,740	13,842,247	18,632,834	40,156,679

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(305,164)	(1,405,521)	–	–
Institutional	(2,085,326)	(7,629,390)	(19,237,202)	(8,084,694)
Service	(220,248)	(1,277,376)	–	–
Investor A	(855,740)	(3,909,039)	(13,414,416)	(6,910,674)
Investor B	(21,380)	(137,415)	–	–
Investor C	(205,643)	(1,092,298)	(4,962,199)	(3,656,051)
Net realized gain:
Institutional	–	–	–	(8,258,345)
Investor A	–	–	–	(7,382,474)
Investor C	–	–	–	(4,167,303)

Decrease in net assets resulting from dividends and distributions to shareholders	(3,693,501)	(15,451,039)	(37,613,817)	(38,459,541)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(2,045,489)	(91,302,805)	1,504,879,791	1,424,878,882

Redemption Fees
Redemption fees	1,791	5,491	95,391	111,695

Net Assets
Total increase (decrease) in net assets	6,715,541	(92,906,106)	1,485,994,199	1,426,687,715
Beginning of period	284,031,695	376,937,801	1,439,662,024	12,974,309

End of period	$290,747,236	$284,031,695	$2,925,656,223	$1,439,662,024

Undistributed (distributions in excess of) net investment income	$(2,423,523)	$(2,187,109)	$5,818,520	$3,190,755

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	51

Financial Highlights	BlackRock Emerging Market Debt Portfolio

	BlackRock Shares				Institutional Shares
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period February 1, 2008[1] to December 31, 2008	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period February 1, 2008[1] to December 31, 2008
		2010	2009			2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.32	$9.83	$8.39	$10.00	$10.32	$9.83	$8.39	$10.00

Net investment income[2]	0.25	0.53	0.54	0.48	0.25	0.52	0.56	0.49
Net realized and unrealized gain (loss)[3]	0.13	0.58	1.43	(1.61)	0.13	0.58	1.41	(1.64)

Net increase (decrease) from investment operations	0.38	1.11	1.97	(1.13)	0.38	1.10	1.97	(1.15)

Dividends and distributions from:
Net investment income	(0.24)	(0.54)	(0.51)	(0.48)	(0.24)	(0.53)	(0.52)	(0.46)
Tax return of capital	–	–	(0.02)	–	–	–	(0.01)	–
Net realized gain	–	(0.08)	–	–	–	(0.08)	–	–

Total dividends and distributions	(0.24)	(0.62)	(0.53)	(0.48)	(0.24)	(0.61)	(0.53)	(0.46)

Net asset value, end of period	$10.46	$10.32	$9.83	$8.39	$10.46	$10.32	$9.83	$8.39

Total Investment Return[4,5]
Based on net asset value	3.75%[6]	11.51%	24.13%	(11.59)%[6]	3.70%[6]	11.45%	24.06%	(11.70)%[6]

Ratios to Average Net Assets
Total expenses	1.08%[7]	1.28%	2.29%[8]	3.42%[7,8]	1.15%[7]	1.35%	2.19%[8]	4.38%[7,8]

Total expenses excluding recoupment of past waived fees	1.08%[7]	1.28%	2.29%	3.42%	1.15%[7]	1.35%	2.19%	4.38%

Total expenses after fees waived, reimbursed and paid indirectly	0.85%[7]	0.85%	0.85%	0.84%[7]	0.94%[7]	0.91%	0.89%	0.96%[7]

Net investment income	4.90%[7]	5.11%	5.90%	5.63%[7]	4.82%[7]	5.04%	5.87%	6.36%[7]

Supplemental Data
Net assets, end of period (000)	$28,261	$27,321	$10,435	$8,341	$6,966	$4,563	$2,522	$220

Portfolio turnover	65%	164%	109%	89%	65%	164%	109%	89%

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	JUNE 30, 2011

Financial Highlights (concluded)	BlackRock Emerging Market Debt Portfolio

	Investor A Shares				Investor C Shares
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period February 1, 2008[1] to December 31, 2008	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period February 1, 2008[1] to December 31, 2008
		2010	2009			2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.31	$9.82	$8.38	$10.00	$10.31	$9.82	$8.38	$10.00

Net investment income[2]	0.23	0.49	0.53	0.45	0.20	0.42	0.46	0.41
Net realized and unrealized gain (loss)[3]	0.14	0.58	1.41	(1.62)	0.14	0.58	1.41	(1.65)

Net increase (decrease) from investment operations	0.37	1.07	1.94	(1.17)	0.34	1.00	1.87	(1.24)

Dividends and distributions from:
Net investment income	(0.22)	(0.50)	(0.49)	(0.45)	(0.19)	(0.43)	(0.42)	(0.38)
Tax return of capital	–	–	(0.01)	–	–	–	(0.01)	–
Net realized gain	–	(0.08)	–	–	–	(0.08)	–	–

Total dividends and distributions	(0.22)	(0.58)	(0.50)	(0.45)	(0.19)	(0.51)	(0.43)	(0.38)

Net asset value, end of period	$10.46	$10.31	$9.82	$8.38	$10.46	$10.31	$9.82	$8.38

Total Investment Return[4,5]
Based on net asset value	3.64%[6]	11.13%	23.75%	(11.99)%[6]	3.19%[6]	10.33%	22.84%	(12.61)%[6]

Ratios to Average Net Assets
Total expenses	1.48%[7]	1.67%	2.42%[8]	4.04%[7,8]	2.14%[7]	2.36%	3.22%[8]	4.62%[7,8]

Total expenses excluding recoupment of past waived fees	1.48%[7]	1.67%	2.42%	4.04%	2.14%[7]	2.36%	3.22%	4.62%

Total expenses after fees waived, reimbursed and paid indirectly	1.25%[7]	1.20%	1.16%	1.18%[7]	1.94%[7]	1.93%	1.89%	1.90%[7]

Net investment income	4.49%[7]	4.72%	5.54%	5.38%[7]	3.82%[7]	4.05%	4.76%	4.82%[7]

Supplemental Data
Net assets, end of period (000)	$9,764	$8,864	$2,028	$73	$8,746	$7,543	$2,945	$152

Portfolio turnover	65%	164%	109%	89%	65%	164%	109%	89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Organization and offering expenses were not annualized in the calculation of the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	53

Financial Highlights	BlackRock International Bond Portfolio

	BlackRock Shares
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.55	$10.55	$10.95	$11.20	$11.57	$10.98	$11.13

Net investment income[1]	0.14	0.26	0.25	0.09	0.40	0.35	0.33
Net realized and unrealized gain (loss)[2]	0.36	0.30	0.36	0.55	(0.38)	0.57	(0.18)

Net increase from investment operations	0.50	0.56	0.61	0.64	0.02	0.92	0.15

Dividends from net investment income	(0.16)	(0.56)	(1.01)	(0.89)	(0.39)	(0.33)	(0.30)

Net asset value, end of period	$10.89	$10.55	$10.55	$10.95	$11.20	$11.57	$10.98

Total Investment Return[3,4]
Based on net asset value	4.73%[5]	5.54%	6.13%	5.70%[5]	0.04%	8.56%[6]	1.44%

Ratios to Average Net Assets
Total expenses	0.79%[7]	0.80%	0.81%	0.81%[7]	0.77%	0.75%	0.81%

Total expenses excluding recoupment of past waived fees	0.77%[7]	0.80%	0.81%	0.81%[7]	0.77%	0.75%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly	0.79%[7]	0.79%	0.78%	0.79%[7]	0.77%	0.75%	0.77%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.79%[7]	0.79%	0.78%	0.78%[7]	0.76%	0.75%	0.77%

Net investment income	2.73%[7]	2.46%	2.36%	3.11%[7]	3.34%	3.18%	3.05%

Supplemental Data
Net assets, end of period (000)	$21,827	$21,407	$38,965	$62,415	$67,594	$87,530	$144,623

Portfolio turnover	32%	82%	172%[8]	25%[9]	151%[10]	77%	148%

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	JUNE 30, 2011

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Institutional Shares
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010		Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.54	$10.54	$10.94	$11.19	$11.56	$10.96	$11.13

Net investment income[1]	0.14	0.24	0.24	0.08	0.40	0.35	0.32
Net realized and unrealized gain (loss)[2]	0.35	0.31	0.36	0.56	(0.38)	0.58	(0.20)

Net increase from investment operations	0.49	0.55	0.60	0.64	0.02	0.93	0.12

Dividends from net investment income	(0.15)	(0.55)	(1.00)	(0.89)	(0.39)	(0.33)	(0.29)

Net asset value, end of period	$10.88	$10.54	$10.54	$10.94	$11.19	$11.56	$10.96

Total Investment Return[3,4]
Based on net asset value	4.66%[5]	5.42%	6.06%	5.71%[5]	0.02%	8.64%[6]	1.15%

Ratios to Average Net Assets
Total expenses	0.90%[7]	0.92%	0.89%	0.83%[7]	0.79%	0.77%	0.89%

Total expenses excluding recoupment of past waived fees	0.90%[7]	0.92%	0.89%	0.83%[7]	0.79%	0.77%	0.89%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[7]	0.90%	0.86%	0.83%[7]	0.79%	0.77%	0.87%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[7]	0.90%	0.86%	0.82%[7]	0.79%	0.77%	0.87%

Net investment income	2.62%[7]	2.33%	2.30%	3.07%[7]	3.32%	3.19%	2.93%

Supplemental Data
Net assets, end of period (000)	$156,811	$145,720	$155,656	$175,123	$180,834	$213,262	$229,648

Portfolio turnover	32%	82%	172%[8]	25%[9]	151%[10]	77%	148%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[1][0]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	55

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Service Shares
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.55	$10.96	$11.21	$11.58	$10.98	$11.14

Net investment income[1]	0.13	0.21	0.21	0.08	0.36	0.32	0.29
Net realized and unrealized gain (loss)[2]	0.35	0.32	0.35	0.56	(0.38)	0.58	(0.19)

Net increase (decrease) from investment operations	0.48	0.53	0.56	0.64	(0.02)	0.90	0.10

Dividends from net investment income	(0.14)	(0.52)	(0.97)	(0.89)	(0.35)	(0.30)	(0.26)

Net asset value, end of period	$10.90	$10.56	$10.55	$10.96	$11.21	$11.58	$10.98

Total Investment Return[3,4]
Based on net asset value	4.57%[5]	5.23%	5.64%	5.71%[5]	(0.30)%	8.32%[6]	0.93%

Ratios to Average Net Assets
Total expenses	1.08%[7]	1.17%	1.16%	1.12%[7]	1.11%	1.05%	1.20%

Total expenses excluding recoupment of past waived fees	1.08%[7]	1.17%	1.16%	1.12%[7]	1.11%	1.05%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.08%[7]	1.16%	1.15%	1.12%[7]	1.11%	1.05%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.08%[7]	1.16%	1.15%	1.11%[7]	1.11%	1.05%	1.18%

Net investment income	2.44%[7]	2.06%	2.01%	2.78%[7]	2.99%	2.90%	2.62%

Supplemental Data
Net assets, end of period (000)	$16,353	$18,796	$40,084	$45,545	$50,020	$70,819	$73,139

Portfolio turnover	32%	82%	172%[8]	25%[9]	151%[10]	77%	148%

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	JUNE 30, 2011

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor A Shares
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.56	$10.96	$11.21	$11.57	$10.98	$11.14

Net investment income[1]	0.12	0.21	0.21	0.08	0.35	0.31	0.29
Net realized and unrealized gain (loss)[2]	0.35	0.31	0.36	0.55	(0.36)	0.57	(0.19)

Net increase (decrease) from investment operations	0.47	0.52	0.57	0.63	(0.01)	0.88	0.10

Dividends from net investment income	(0.13)	(0.52)	(0.97)	(0.88)	(0.35)	(0.29)	(0.26)

Net asset value, end of period	$10.90	$10.56	$10.56	$10.96	$11.21	$11.57	$10.98

Total Investment Return[3,4]
Based on net asset value	4.51%[5]	5.11%	5.70%	5.68%[5]	(0.29)%	8.13%[6]	0.93%

Ratios to Average Net Assets
Total expenses	1.20%[7]	1.24%	1.26%	1.25%[7]	1.19%	1.22%	1.39%

Total expenses excluding recoupment of past waived fees	1.18%[7]	1.22%	1.26%	1.25%[7]	1.19%	1.22%	1.39%

Total expenses after fees waived, reimbursed and paid indirectly	1.20%[7]	1.20%	1.19%	1.19%[7]	1.17%	1.16%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.20%[7]	1.20%	1.19%	1.19%[7]	1.17%	1.16%	1.18%

Net investment income	2.33%[7]	2.03%	1.96%	2.75%[7]	2.90%	2.79%	2.64%

Supplemental Data
Net assets, end of period (000)	$71,077	$69,695	$106,609	$106,247	$138,912	$110,810	$141,130

Portfolio turnover	32%	82%	172%[8]	25%[9]	151%[10]	77%	148%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	57

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor B Shares
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.57	$10.56	$10.96	$11.21	$11.58	$10.98	$11.14

Net investment income[1]	0.08	0.12	0.11	0.05	0.25	0.22	0.20
Net realized and unrealized gain (loss)[2]	0.35	0.31	0.36	0.56	(0.37)	0.57	(0.19)

Net increase (decrease) from investment operations	0.43	0.43	0.47	0.61	(0.12)	0.79	0.01

Dividends from net investment income	(0.09)	(0.42)	(0.87)	(0.86)	(0.25)	(0.19)	(0.17)

Net asset value, end of period	$10.91	$10.57	$10.56	$10.96	$11.21	$11.58	$10.98

Total Investment Return[3,4]
Based on net asset value	4.19%[5]	4.25%	4.78%	5.46%[5]	(1.18)%	7.30%[6]	0.10%

Ratios to Average Net Assets
Total expenses	2.01%[7]	2.09%	2.09%	2.02%[7]	2.00%	2.01%	2.03%

Total expenses excluding recoupment of past waived fees	2.00%[7]	2.09%	2.09%	2.02%[7]	2.00%	2.01%	2.03%

Total expenses after fees waived, reimbursed and paid indirectly	2.01%[7]	2.09%	2.08%	2.02%[7]	2.00%	2.01%	2.02%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.01%[7]	2.09%	2.08%	2.02%[7]	2.00%	2.01%	2.02%

Net investment income	1.51%[7]	1.13%	1.08%	1.88%[7]	2.11%	1.96%	1.79%

Supplemental Data
Net assets, end of period (000)	$2,200	$2,989	$5,132	$8,376	$9,347	$12,539	$15,475

Portfolio turnover	32%	82%	172%[8]	25%[9]	151%[10]	77%	148%

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	JUNE 30, 2011

Financial Highlights (concluded)	BlackRock International Bond Portfolio

	Investor C Shares
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2010	2009		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.55	$10.54	$10.95	$11.20	$11.61	$11.01	$11.17

Net investment income[1]	0.08	0.13	0.13	0.05	0.27	0.24	0.21
Net realized and unrealized gain (loss)[2]	0.35	0.32	0.35	0.56	(0.42)	0.57	(0.19)

Net increase (decrease) from investment operations	0.43	0.45	0.48	0.61	(0.15)	0.81	0.02

Dividends from net investment income	(0.09)	(0.44)	(0.89)	(0.86)	(0.26)	(0.21)	(0.18)

Net asset value, end of period	$10.89	$10.55	$10.54	$10.95	$11.20	$11.61	$11.01

Total Investment Return[3,4]
Based on net asset value	4.12%[5]	4.39%	4.80%	5.50%[5]	(1.40)%	7.41%[6]	0.17%

Ratios to Average Net Assets
Total expenses	1.97%[7]	1.97%	1.97%	1.93%[7]	1.88%	1.89%	1.95%

Total expenses excluding recoupment of past waived fees	1.96%[7]	1.97%	1.97%	1.93%[7]	1.88%	1.89%	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	1.97%[7]	1.97%	1.95%	1.93%[7]	1.88%	1.89%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.97%[7]	1.97%	1.95%	1.93%[7]	1.87%	1.89%	1.94%

Net investment income	1.55%[7]	1.26%	1.21%	1.98%[7]	2.23%	2.12%	1.88%

Supplemental Data
Net assets, end of period (000)	$22,479	$25,425	$30,491	$32,535	$35,742	$39,777	$50,795

Portfolio turnover	32%	82%	172%[8]	25%[9]	151%[10]	77%	148%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[1][0]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	59

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional Shares				Investor A Shares
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period February 5, 2008[1] to December 31, 2008	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period February 5, 2008[1] to December 31, 2008
		2010	2009			2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.96	$9.36	$7.96	$10.00	$9.96	$9.36	$7.97	$10.00

Net investment income[2]	0.20	0.45	0.56	0.62	0.19	0.43	0.53	0.59
Net realized and unrealized gain (loss)	(0.06)	0.78	1.39	(2.11)	(0.07)	0.77	1.39	(2.09)

Net increase (decrease) from investment operations	0.14	1.23	1.95	(1.49)	0.12	1.20	1.92	(1.50)

Dividends and distributions from:
Net investment income	(0.19)	(0.47)	(0.55)	(0.59)	(0.17)	(0.44)	(0.53)	(0.57)
Net realized gain	–	(0.16)	–	(0.00)[3]	–	(0.16)	–	(0.00)[3]

Total dividends and distributions	(0.19)	(0.63)	(0.55)	(0.59)	(0.17)	(0.60)	(0.53)	(0.57)

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.04	0.00 [3]	0.00 [3]	0.00 [3]	0.04

Net asset value, end of period	$9.91	$9.96	$9.36	$7.96	$9.91	$9.96	$9.36	$7.97

Total Investment Return[4]
Based on net asset value	1.38%[5]	13.39%	25.23%[6]	(15.06)%[5]	1.26%[5]	13.10%	24.76%[6]	(15.13)%[5]

Ratios to Average Net Assets
Total expenses	0.83%[7,8]	0.54%[9]	1.54%[10,11]	19.13%[8,10,12]	1.10%[7,8]	0.82%[9]	1.85%[10,11]	16.33%[8,10,12]

Total expenses after fees waived, reimbursed and paid indirectly	0.62%[8]	0.35%	0.15%[11]	0.15%[8,12]	0.87%[8]	0.61%	0.40%[11]	0.40%[8,12]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.40%[8]	0.34%	0.15%[11]	0.15%[8,12]	0.65%[8]	0.60%	0.40%[11]	0.40%[8,12]

Net investment income	4.01%[8]	4.47%	6.30%[11]	7.51%[8,12]	3.75%[8]	4.19%	6.05%[11]	7.19%[8,12]

Supplemental Data
Net assets, end of period (000)	$1,528,985	$618,274	$1,035	$244	$971,809	$530,320	$2,351	$843

Portfolio turnover	241%[13]	881%[14]	128%	115%	241%[13]	881%[14]	128%	115%

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	JUNE 30, 2011

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Investor C Shares
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,		Period February 5, 2008[1] to December 31, 2008
		2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.95	$9.36	$7.96	$10.00

Net investment income[2]	0.15	0.36	0.47	0.58
Net realized and unrealized gain (loss)	(0.06)	0.76	1.39	(2.15)

Net increase (decrease) from investment operations	0.09	1.12	1.86	(1.57)

Dividends and distributions from:
Net investment income	(0.14)	(0.37)	(0.46)	(0.51)
Net realized gain	–	(0.16)	–	(0.00)[3]

Total dividends and distributions	(0.14)	(0.53)	(0.46)	(0.51)

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.04

Net asset value, end of period	$9.90	$9.95	$9.36	$7.96

Total Investment Return[4]
Based on net asset value	0.88%[5]	12.15%	23.99%[6]	(15.79)%[5]

Ratios to Average Net Assets
Total expenses	1.84%[7,8]	1.54%[9]	2.51%[10,11]	14.27%[8,10,12]

Total expenses after fees waived, reimbursed and paid indirectly	1.62%[8]	1.34%	1.15%[11]	1.14%[8,12]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.40%[8]	1.33%	1.15%[11]	1.14%[8,12]

Net investment income	3.03%[8]	3.51%	5.32%[11]	7.38%[8,12]

Supplemental Data
Net assets, end of period (000)	$424,863	$291,068	$9,588	$2,470

Portfolio turnover	241%[13]	881%[14]	128%	115%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.
[8]	Annualized.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.
[10]	Organization and offering expenses were not annualized in the calculation of the expense ratios.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.
[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 187%.
[14]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 750%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2011	61

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of June 30, 2011, the Trust had 32 series, of which BlackRock Emerging Market Debt Portfolio (“Emerging Market Debt”), BlackRock International Bond Portfolio (“International Bond”) and BlackRock Strategic Income Opportunities Portfolio (“Strategic Income Opportunities”) (collectively the “Funds”) are included in these financial statements. Emerging Market Debt and Strategic Income Opportunities are classified as non-diversified funds and International Bond is classified as a diversified fund. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan). Strategic Income Opportunities may invest in other registered investment companies (each an “Underlying Fund and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Fund. By owning shares of the Underlying Funds, Strategic Income Opportunities indirectly invests, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate related and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which

62	BLACKROCK FUNDS II	JUNE 30, 2011

Notes to Financial Statements (continued)

incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The market value of the Fund’s investments in the Underlying Funds is based on the published net asset value of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a

BLACKROCK FUNDS II	JUNE 30, 2011	63

Notes to Financial Statements (continued)

larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are included in interest in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

64	BLACKROCK FUNDS II	JUNE 30, 2011

Notes to Financial Statements (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: Strategic Income Opportunities may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statements of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities:

The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale

BLACKROCK FUNDS II	JUNE 30, 2011	65

Notes to Financial Statements (continued)

and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales, and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are paid within 10 days after the end of each month. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on International Bond’s US federal tax returns remains open for the year ended September 30, 2008, the period ended December 31, 2008 and the years ended December 31, 2009 and December 31, 2010. Emerging Market Debt’s and Strategic Income Opportunities’ US federal income tax returns remain open for the period ended December 31, 2008 and the years ended December 31, 2009 and December 31, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value

66	BLACKROCK FUNDS II	JUNE 30, 2011

Notes to Financial Statements (continued)

measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.
Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the

BLACKROCK FUNDS II	JUNE 30, 2011	67

Notes to Financial Statements (continued)

referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an

68	BLACKROCK FUNDS II	JUNE 30, 2011

Notes to Financial Statements (continued)

amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps – The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps – The Funds enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2011
Asset Derivatives
	Statements of Assets and Liabilities Location	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Swap premiums paid Investments at value – unaffiliated**	$7,458	$631,406	$35,073,803
Foreign currency exchange contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on foreign currency exchange contracts; Investments at value – unaffiliated**	305,583	6,145,289	5,893,391
Equity contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value – unaffiliated**	–	–	2,922,755
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	49,860	175,721	15,004,555

Total		$362,901	$6,952,416	$58,894,504

Liability Derivatives
	Statements of Assets and Liabilities Location	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Swap premiums received; Options written at value	$40,828	$311,372	$51,881,904
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	323,664	4,003,597	4,361,560
Equity contracts	Net unrealized appreciation/ depreciation*; Options written at value	–	–	567,803
Credit contracts	Unrealized depreciation on swaps; Swap premiums received	42,166	235,197	19,363,649

Total		$406,658	$4,550,166	$76,174,916

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedules of Investments.

BLACKROCK FUNDS II	JUNE 30, 2011	69

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2011
Net Realized Gain (Loss) from
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$14,968	$(1,207,433)	$(37,409,179)
Swaps	45,958	(263,065)	(1,029,662)
Options***	–	–	4,109,400
Equity contracts:
Financial futures contracts	–	–	(2,513,585)
Swaps	–	–	651,783
Options***	–	–	(1,157,355)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(281,278)	(6,563,325)	(7,032,765)
Financial futures contracts	–	–	831,707
Options***	(55,437)	(159,840)	(609,194)
Other contracts:
Financial futures contracts	–	–	(28,776)
Credit contracts:
Options***	–	–	705,550
Swaps	(52,324)	6,845	(2,709,046)

Total	$(328,113)	$(8,186,818)	$(46,191,122)

Net Change in Unrealized Appreciation/Depreciation on
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	–	$(810,102)	$3,517,273
Swaps	$(96,597)	214,553	(8,562,975)
Options***	–	–	(255,090)
Foreign currency exchange contracts:
Financial futures contracts	–	–	253,922
Foreign currency exchange contracts	(8,366)	2,415,200	(228,228)
Options***	(38,634)	159,751	(1,542,132)
Equity contracts:
Financial futures contracts	–	–	(121,658)
Options***	–	–	(675,794)
Swaps	–	–	(605,376)
Credit contracts:
Options***	–	–	(221,639)
Swaps	(23,282)	15,926	2,614,717

Total	$(166,879)	$1,995,328	$(5,826,980)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Financial futures contracts:
Average number of contracts purchased	–	237	886
Average number of contracts sold	–	1,504	7,772
Average notional value of contracts purchased	–	$116,165,242	$136,888,708
Average notional value of contracts sold	–	$288,085,476	$1,337,222,897
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	44	50	79
Average number of contracts – US dollars sold	43	37	64
Average US dollar amounts purchased	$24,977,890	$167,818,422	$281,290,488
Average US dollar amounts sold	$25,750,210	$192,871,154	$213,417,841
Options:
Average number of option contracts purchased	8	–	32
Average number of option contracts written	2	–	15
Average notional value of option contracts purchased	$73,552	–	$987,739,753
Average notional value of option contracts written	$8,385	–	$838,567,713
Average number of swaption contracts purchased	–	–	45
Average number of swaption contracts written	–	–	60
Average notional value of swaption contracts purchased	–	–	$1,160,143,000
Average notional value of swaption contracts written	–	–	$1,859,167,000

70	BLACKROCK FUNDS II	JUNE 30, 2011

Notes to Financial Statements (continued)

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Credit default swaps:
Average number of contracts – buy protection	7	4	53
Average number of contracts – sell protection	–	5	36
Average notional value – buy protection	$6,484,406	$7,323,524	$204,034,505
Average notional value – sell protection	–	$7,771,311	$293,791,040
Interest rate swaps:
Average number of contracts – pays fixed rate	4	1	29
Average number of contracts – receives fixed rate	2	2	20
Average notional value – pays fixed rate	$21,567,418	$7,285,403	$766,605,000
Average notional value – receives fixed rate	$7,974,683	$26,156,407	$281,550,000
Total return swaps:
Average number of contracts	–	–	7
Average notional value	–	–	$156,846,500

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Trust for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Emerging Market Debt	International Bond and Strategic Income Opportunities
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.600%	0.550%
$1 Billion – $2 Billion	0.550%	0.500%
$2 Billion – $3 Billion	0.525%	0.475%
Greater Than $3 Billion	0.500%	0.450%

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. These amounts are included in fees waived by advisor, and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations.

For the six months ended June 30, 2011, the amounts included in fees waived by advisor were as follows:

Emerging Market Debt	$51,154
Strategic Income Opportunities	$1,710,583

The expense limitations as a percentage of average daily net assets are as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities[4]
	Contractual[1]	Contractual[1]	Contractual
BlackRock	0.85%	0.79%	N/A
Institutional	1.00%	1.03%[2]	0.40%[5]
Service	N/A	1.33%	N/A
Investor A	1.25%	1.20%	0.65%[5]
Investor B	N/A	2.25%	N/A
Investor C	2.00%	2.25%	1.40%[5]
Class R	N/A	1.98%[3]	N/A

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2012 unless approved by the Board, including a majority of the non-interested Trustees.
[2]	International Bond – Institutional Shares currently has a voluntary expense limitation of 0.90% which may be reduced or discontinued at any time.
[3]	There were no shares outstanding as of June 30, 2011.
[4]

Additionally, the Manager has contractually agreed to limit expenses to 1.40% for Institutional Shares, 1.65% for Investor A Shares and 2.40% for Investor C Shares of average daily net assets until August 1, 2011.

[5]	Effective August 1, 2011, the Manager has agreed to limit expenses to 0.65%, 0.90% and 1.65% for Institutional Shares, Investor A Shares and Investor C Shares, respectively.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the six months ended June 30, 2011, the amounts waived were as follows:

Emerging Market Debt	$493
International Bond	$1,826
Strategic Income Opportunities	$21,600

The Manager entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

If during Emerging Market Debt’s or International Bond’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the

BLACKROCK FUNDS II	JUNE 30, 2011	71

Notes to Financial Statements (continued)

share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2011, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Emerging Market Debt	International Bond
BlackRock	$14	$1,996
Investor A	–	6,817
Investor C	14	–
Total	$28	$8,813

On June 30, 2011, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2011	2012	2013
Emerging Market Debt	$171,809	$146,398	$55,572
International Bond	$73,055	$40,354	–

Effective August 1, 2011, Strategic Income Opportunities is eligible to recoup past waivers in future periods.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service*	0.25%	–
Investor A	0.25%	–
Investor B*	0.25%	0.75%
Investor C	0.25%	0.75%

*	Service and Investor B Shares pertain only to International Bond.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended June 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Market Debt	$3,040
International Bond	$3,934
Strategic Income Opportunities	$166,195

For the six months ended June 30, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Investor A	$484	$1,099	$17,747
Investor B	–	$1,228	–
Investor C	$2,073	$1,707	$98,793

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2011, International Bond and Strategic Income Opportunities paid $61,057 and $543, respectively, to affiliates in return for these services, which is included in transfer agent – class specific in the Statements of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

	Call Center
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$55	$70	–
Institutional	32	686	$2,763
Service	–	281	–
Investor A	384	2,861	6,556
Investor B	–	168	–
Investor C	161	727	4,169

Total	$632	$4,793	$13,488

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended June 30,

72	BLACKROCK FUNDS II	JUNE 30, 2011

Notes to Financial Statements (continued)

2011, the Funds paid the following net amounts to affiliates in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

Emerging Market Debt	$8,403
International Bond	$97,251
Strategic Income Opportunities	$485,661

For the six months ended June 30, 2011, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$3,402	$2,623	–
Institutional	751	18,723	$94,465
Service	–	2,128	–
Investor A	1,078	8,528	81,652
Investor B	–	317	–
Investor C	997	2,976	44,474

Total	$6,228	$35,295	$220,591

	Administration Fees Waived
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$3,371	–	–
Institutional	6	$2,365	$94,465
Service	–	–	–
Investor A	672	–	81,652
Investor B	–	–	–
Investor C	–	–	44,474

Total	$4,049	$2,365	$220,591

	Service and Distribution Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
Service	–	$20,862	–
Investor A	$10,808	85,172	$952,670
Investor B	–	12,594	–
Investor C	39,975	119,620	1,787,294

Total	$50,783	$238,248	$2,739,964

	Transfer Agent Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$120	$394	–
Institutional	1,975	102,159	$152,775
Service	–	5,558	–
Investor A	6,548	54,827	189,799
Investor B	–	3,095	–
Investor C	2,456	22,787	57,598

Total	$11,099	$188,820	$400,172

	Transfer Agent Fees Waived
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$48	–	–
Institutional	–	–	$2,763
Service	–	–	–
Investor A	18	–	6,556
Investor B	–	–	–
Investor C	–	–	4,169

Total	$66	–	$13,488

	Transfer Agent Fees Reimbursed
Share Classes	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$37	–	–
Institutional	2	–	$139,812
Service	–	–	–
Investor A	264	–	166,913
Investor B	–	–	–
Investor C	–	–	47,305

Total	$303	–	$354,030

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2011, were as follows:

	Purchases	Sales
Emerging Market Debt	$33,394,191	$24,250,889
International Bond	$60,218,020	$64,734,620
Strategic Income Opportunities	$10,051,320,645	$8,527,026,232

BLACKROCK FUNDS II	JUNE 30, 2011	73

Notes to Financial Statements (continued)

Purchases and sales of US government securities for the six months ended June 30, 2011, were as follows:

	Purchases	Sales
Emerging Market Debt	$3,990,574	$5,744,938
International Bond	$30,942,731	$22,057,687
Strategic Income Opportunities	$8,971,978,243	$7,081,783,551

Purchases and sales of mortgage dollar rolls for the six months ended June 30, 2011, were as follows:

	Purchases	Sales
Strategic Income Opportunities	$3,510,833,770	$3,509,006,984

Transactions in options written for the six months ended June 30, 2011 were as follows:

	Emerging Market Debt
	Calls
	Option Contracts	Premiums Received
Outstanding options, beginning of period	–	–
Options written	133	$7,089
Options expired	(70)	(4,698)
Options closed	–	–

Outstanding options, end of period	63	$2,391

	Strategic Income Opportunities
	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	10,528	$191,000	$7,675,030	642	$268,000	$7,806,962
Options written	57,153	1,424,800	39,705,723	48,560	2,669,700	44,378,797
Options expired	(33,474)	(68,200)	(5,861,393)	(9,575)	(516,300)	(1,973,139)
Options closed	(14,365)	(265,500)	(15,108,008)	(17,846)	(947,000)	(18,877,775)

Outstanding options, end of period	19,842	$1,282,100	$26,411,352	21,781	$1,474,400	$31,334,845

5. Borrowings:

For the six months ended June 30, 2011, the average amount of borrowings and the daily weighted average interest rates in treasury roll transactions and reverse repurchase agreements for Strategic Income Opportunities were $585,551,723 and 0.12%, respectively.

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Funds may borrow under the credit agreement to fund shareholder redemptions. The Funds pay a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the six months ended June 30, 2011.

6. Capital Loss Carryforwards:

As of December 31, 2010, the International Bond Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,	International Bond
2014	$2,538,574
2015	208,463
2016	3,233,885
2017	17,832,091
2018	557,795

Total	$24,370,808

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration. In addition, such losses must be used prior to the losses incurred in the years preceding enactment.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by

74	BLACKROCK FUNDS II	JUNE 30, 2011

Notes to Financial Statements (continued)

monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Emerging Market Debt	Shares	Amount	Shares	Amount

BlackRock
Shares sold	1,076,251	$11,020,808	2,499,874	$25,459,886
Shares issued in reinvestment of dividends and distributions	62,314	642,172	86,156	898,650

Total issued	1,138,565	11,662,980	2,586,030	26,358,536
Shares redeemed	(1,084,933)	(11,111,027)	(1,000,004)	(10,475,601)

Net increase	53,632	$551,953	1,586,026	$15,882,935

Institutional
Shares sold	429,982	$4,420,930	426,316	$4,394,473
Shares issued in reinvestment of dividends and distributions	12,350	127,327	16,183	166,874

Total issued	442,332	4,548,257	442,499	4,561,347
Shares redeemed	(218,715)	(2,237,522)	(256,767)	(2,591,226)

Net increase	223,617	$2,310,735	185,732	$1,970,121

Investor A
Shares sold	340,601	$3,511,174	1,074,597	$11,079,632
Shares issued in reinvestment of dividends	14,700	151,567	26,459	272,454

Total issued	355,301	3,662,741	1,101,056	11,352,086
Shares redeemed	(280,978)	(2,893,105)	(448,063)	(4,679,001)

Net increase	74,323	$769,636	652,993	$6,673,085

Investor C
Shares sold	265,369	$2,735,281	555,829	$5,712,323
Shares issued in reinvestment of dividends and distributions	11,962	123,308	22,302	229,151

Total issued	277,331	2,858,589	578,131	5,941,474
Shares redeemed	(172,302)	(1,772,337)	(146,599)	(1,512,906)

Net increase	105,029	$1,086,252	431,532	$4,428,568

BLACKROCK FUNDS II	JUNE 30, 2011	75

Notes to Financial Statements (continued)

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
International Bond	Shares	Amount	Shares	Amount

BlackRock
Shares sold	208,078	$2,243,613	1,862,150	$18,939,120
Shares issued in reinvestment of dividends	22,837	246,297	112,530	1,158,414

Total issued	230,915	2,489,910	1,974,680	20,097,534
Shares redeemed	(255,547)	(2,725,941)	(3,640,273)	(36,851,799)

Net decrease	(24,632)	$(236,031)	(1,665,593)	$(16,754,265)

Institutional
Shares sold	1,914,494	$20,446,247	4,019,270	$41,724,434
Shares issued in reinvestment of dividends	99,889	1,076,234	485,776	4,998,937

Total issued	2,014,383	21,522,481	4,505,046	46,723,371
Shares redeemed	(1,426,918)	(15,240,488)	(5,453,942)	(56,596,418)

Net increase (decrease)	587,465	$6,281,993	(948,896)	$(9,873,047)

Service
Shares sold	131,434	$1,402,548	535,223	$5,578,997
Shares issued in reinvestment of dividends	12,540	135,119	82,829	852,200

Total issued	143,974	1,537,667	618,052	6,431,197
Shares redeemed	(423,668)	(4,497,714)	(2,636,205)	(27,307,231)

Net decrease	(279,694)	$(2,960,047)	(2,018,153)	$(20,876,034)

Investor A
Shares sold and automatic conversion of shares	1,437,628	$15,616,404	2,069,989	$21,750,962
Shares issued in reinvestment of dividends	73,559	793,878	347,458	3,587,353

Total issued	1,511,187	16,410,282	2,417,447	25,338,315
Shares redeemed	(1,589,966)	(16,981,081)	(5,915,929)	(62,008,995)

Net decrease	(78,779)	$(570,799)	(3,498,482)	$(36,670,680)

Investor B
Shares sold	12,641	$135,435	13,396	$140,752
Shares issued in reinvestment of dividends	1,816	19,586	11,815	121,557

Total issued	14,457	155,021	25,211	262,309
Shares redeemed and automatic conversion of shares	(95,553)	(1,021,434)	(228,421)	(2,394,464)

Net decrease	(81,096)	$(866,413)	(203,210)	$(2,132,155)

Investor C
Shares sold	204,960	$2,186,694	630,030	$6,620,494
Shares issued in reinvestment of dividends	16,421	176,938	90,465	930,031

Total issued	221,381	2,363,632	720,495	7,550,525
Shares redeemed	(567,149)	(6,057,824)	(1,202,556)	(12,547,149)

Net decrease	(345,768)	$(3,694,192)	(482,061)	$(4,996,624)

76	BLACKROCK FUNDS II	JUNE 30, 2011

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
Strategic Income Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	110,546,571	$1,103,721,709	75,257,883	$749,938,440
Shares issued in reinvestment of dividends and distributions	1,541,302	15,371,131	1,305,999	13,060,541

Total issued	112,087,873	1,119,092,840	76,563,882	762,998,981
Shares redeemed	(19,850,624)	(198,195,954)	(14,614,002)	(145,396,020)

Net increase	92,237,249	$920,896,886	61,949,880	$617,602,961

Investor A
Shares sold	57,208,116	$571,103,308	59,328,661	$590,978,885
Shares issued in reinvestment of dividends and distributions	1,240,889	12,378,739	1,286,767	12,862,554

Total issued	58,449,005	583,482,047	60,615,428	603,841,439
Shares redeemed	(13,611,014)	(135,850,495)	(7,632,423)	(76,456,483)

Net increase	44,837,991	$447,631,552	52,983,005	$527,384,956

Investor C
Shares sold	17,540,596	$174,955,191	30,046,562	$298,176,185
Shares issued in reinvestment of dividends and distributions	415,562	4,141,714	650,470	6,485,300

Total issued	17,956,158	179,096,905	30,697,032	304,661,485
Shares redeemed	(4,285,466)	(42,745,552)	(2,476,793)	(24,770,520)

Net increase	13,670,692	$136,351,353	28,220,239	$279,890,965

There is a 2% redemption fee on shares of the Funds’ redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	JUNE 30, 2011	77

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Emerging Market Debt Portfolio (the “Emerging Market Debt Portfolio”), BlackRock International Bond Portfolio (the “International Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 12, 2011 and May 10-11, 2011 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc.; and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as

78	BLACKROCK FUNDS II	JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10-11, 2011 Board meeting.

At an in-person meeting held on May 10-11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Emerging Market Debt Portfolio ranked in the fourth and third quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Emerging Market Debt Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, a macro-hedge on the Emerging Market Debt Portfolio’s portfolio designed to protect the portfolio from a period of risk aversion, which did not materialize as the Emerging Market Debt Portfolio’s portfolio management team expected, hindered performance.

BLACKROCK FUNDS II	JUNE 30, 2011	79

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board and BlackRock discussed BlackRock’s strategy for improving the Emerging Market Debt Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Emerging Market Debt Portfolio’s portfolio managers and to improve the Emerging Market Debt Portfolio’s performance.

The Board noted that the International Bond Portfolio ranked in the third, third and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the International Bond Portfolio’s underperformance during these periods compared with its Peers and what actions were being taken to rectify such underperformance. The Board was informed that, among other things, one of the primary reasons for the International Bond Portfolio’s longer term underperformance is 2008 underperformance, when exposure to U.S. spread assets negatively impacted the International Bond Portfolio.

The Board and BlackRock discussed BlackRock’s strategy for improving the International Bond Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the International Bond Portfolio’s portfolio managers and to improve the International Bond Portfolio’s performance.

The Board noted that the Strategic Income Portfolio ranked in the first and fourth quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Emerging Market Debt Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Emerging Market Debt Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Emerging Market Debt Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Emerging Market Debt Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Emerging Market Debt Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the International Bond Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the International Bond Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the International Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the International Bond Portfolio increases above certain contractually specified levels. The Board further

80	BLACKROCK FUNDS II	JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the International Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Strategic Income Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Strategic Income Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Strategic Income Portfolio’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Strategic Income Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the Strategic Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Strategic Income Portfolio increases above certain contractually specified levels. In addition, the Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Strategic Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS II	JUNE 30, 2011	81

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice, President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and

Anti-Money Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Custodians

For International Bond Portfolio and Strategic Income Opportunities

Portfolio:

BNY Mellon Investment Servicing Trust Company

Wilmington, DE 19809

For Emerging Market Debt Portfolio:

Brown Brothers

Harriman & Company

New York, NY 10005

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

82	BLACKROCK FUNDS II	JUNE 30, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	JUNE 30, 2011	83

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

84	BLACKROCK FUNDS II	JUNE 30, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Focus Value Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Healthcare Fund

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund BlackRock Core Bond Fund BlackRock Emerging Market Debt Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio†

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

				BlackRock Multi-Sector Bond Portfolio BlackRock Strategic Income Opportunities Portfolio BlackRock Total Return Fund BlackRock US Government Bond Fund BlackRock World Income Fund US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund			BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	JUNE 30, 2011	85

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IBPEMDSIP-06/11-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: September 2, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: September 2, 2011

4